This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA), LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriter provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriter described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriter and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                                                         FREE WRITING PROSPECTUS
                                                      FILED PURSUANT TO RULE 433
                                          REGISTRATION STATEMENT NO.: 333-131262

INFORMATION IN THESE MATERIALS MAY BE AMENDED OR COMPLETED PRIOR TO SALE, DATED
                                 JULY 29, 2006.

                     STRUCTURAL AND COLLATERAL INFORMATION

                                 $2,833,517,000
                                  (APPROXIMATE)

                  WACHOVIA COMMERCIAL MORTGAGE SECURITIES, INC.
                                    DEPOSITOR

                     WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                     CLASSES A-1, A-2, A-PB, A-3, A-1A, X-P
                             A-M, A-J, B, C, D AND E

                                 SERIES 2006-C27

                                  JULY 29, 2006

                       Mortgage Loan Sellers and Sponsors
                       WACHOVIA BANK, NATIONAL ASSOCIATION
                          NOMURA CREDIT & CAPITAL, INC.

                                 Master Servicer
                       WACHOVIA BANK, NATIONAL ASSOCIATION

                                Special Servicer
                               LNR PARTNERS, INC.

[LOGO OF WACHOVIA SECURITIES]                                             NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

                                TABLE OF CONTENTS

Transaction Structure
   Transaction Terms .....................................................     3
   Structure Overview ....................................................     9
Mortgage Pool Characteristics as of the Cut-Off Date

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27
--------------------------------------------------------------------------------

TRANSACTION STRUCTURE
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

   NOTE: CAPITALIZED TERMS USED BUT NOT OTHERWISE DEFINED HEREIN HAVE THE
   MEANINGS ASCRIBED TO THEM IN THE PROSPECTUS SUPPLEMENT, DATED JULY 29, 2006.

ISSUE TYPE                       Sequential pay REMIC. Class A-1, Class A-2,
                                 Class A-PB, Class A-3, Class A-1A, Class X-P,
                                 Class A-M, Class A-J, Class B, Class C, Class D
                                 and Class E Certificates (the "Offered
                                 Certificates") are offered publicly. All other
                                 Certificates will be privately placed to
                                 qualified institutional buyers, institutional
                                 accredited investors or purchasers in offshore
                                 transactions in reliance on Regulation S.

CUT-OFF DATE                     All Mortgage Loan characteristics are based on
                                 balances as of the Cut-Off Date, which is
                                 August 1, 2006, with respect to 12 Mortgage
                                 Loans, August 6, 2006 with respect to 1
                                 Mortgage Loan and August 11, 2006 with respect
                                 to 149 Mortgage Loans. All percentages
                                 presented herein are approximate.

MORTGAGE POOL                    The Mortgage Pool consists of 162 Mortgage
                                 Loans (the "Mortgage Loans") with an aggregate
                                 principal balance as of the Cut-Off Date of
                                 $3,079,909,568 (the "Cut-Off Date Pool
                                 Balance"), subject to a variance of plus or
                                 minus 5%. The Mortgage Loans are secured by 270
                                 properties (the "Mortgaged Properties") located
                                 throughout 42 states. The Mortgage Pool will be
                                 deemed to consist of 2 loan groups ("Loan Group
                                 1" and "Loan Group 2" and, together, the "Loan
                                 Groups"). Loan Group 1 will consist of (i) all
                                 of the Mortgage Loans that are not secured by
                                 Mortgaged Properties that are multifamily or
                                 mobile home park properties, (ii) 3 Mortgage
                                 Loans that are secured by multifamily
                                 properties and (iii) 4 Mortgage Loans that are
                                 secured by mobile home park properties. Loan
                                 Group 1 is expected to consist of 125 Mortgage
                                 Loans, with an aggregate principal balance as
                                 of the Cut-Off Date of $2,436,477,967 (the
                                 "Cut-Off Date Group 1 Balance"). Loan Group 2
                                 will consist of (i) 32 Mortgage Loans that are
                                 secured by multifamily properties and (ii) 5
                                 Mortgage Loans that are secured by mobile home
                                 park properties, with an aggregate principal
                                 balance as of the Cut-Off Date of $643,431,601
                                 (the "Cut-Off Date Group 2 Balance" and,
                                 together with the Cut-Off Date Group 1 Balance,
                                 the "Cut-Off Date Pool Balance").

DEPOSITOR                        Wachovia Commercial Mortgage Securities, Inc.

UNDERWRITERS                     Wachovia Capital Markets, LLC, Nomura
                                 Securities International, Inc., Citigroup
                                 Global Markets Inc., Credit Suisse Securities
                                 (USA) LLC, Goldman, Sachs & Co. and LaSalle
                                 Financial Services, Inc. It is intended that
                                 Wachovia Securities International Limited will
                                 act as a member of the selling group on behalf
                                 of Wachovia Capital Markets, LLC and may sell
                                 Offered Certificates on behalf of Wachovia
                                 Capital Markets, LLC in certain jurisdictions.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLERS AND        Wachovia Bank, National Association
SPONSORS                         ("Wachovia") and Nomura Credit & Capital, Inc.
                                 ("Nomura").

                                                                       NUMBER OF    AGGREGATE     PERCENTAGE OF
                                                                       MORTGAGE    CUT-OFF DATE    CUT-OFF DATE
                                 MORTGAGE LOAN SELLER                   LOANS         BALANCE      POOL BALANCE
                                 -----------------------------------  ----------  --------------  -------------

                                 Wachovia Bank, National Association      116     $2,440,050,296       79.2%
                                 Nomura Credit & Capital, Inc.             46        639,859,272       20.8
                                                                          ---     --------------      -----
                                 TOTAL                                    162     $3,079,909,568      100.0%
                                                                          ===     ==============      =====

TRUSTEE                          Wells Fargo Bank, N.A.

MASTER SERVICER                  Wachovia Bank, National Association

SPECIAL SERVICER                 LNR Partners, Inc.

RATING AGENCIES                  Standard & Poor's Ratings Services, a division
                                 of The McGraw-Hill Companies, Inc. ("S&P") and
                                 Moody's Investors Service, Inc. ("Moody's")

DENOMINATIONS                    $10,000 minimum for the Offered Certificates
                                 other than the Class X-P Certificates.

                                 $1,000,000 minimum for the Class X-P
                                 Certificates.

CLOSING DATE                     On or about August 23, 2006.

SETTLEMENT TERMS                 Book-entry through DTC for all Offered
                                 Certificates.

DISTRIBUTION DATE                The fourth business day following the related
                                 Determination Date, commencing in September
                                 2006.

DETERMINATION DATE               The 11th day of each month, or if such 11th day
                                 is not a business day, the next succeeding
                                 business day, commencing, with respect to the
                                 Offered Certificates, in September 2006.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
TRANSACTION TERMS
--------------------------------------------------------------------------------

INTEREST DISTRIBUTIONS           Each Class of Offered Certificates will be
                                 entitled on each Distribution Date to interest
                                 accrued at its Pass-Through Rate for such
                                 Distribution Date on the outstanding
                                 Certificate Balance or Notional Amount of such
                                 Class. Interest will be distributed on each
                                 Distribution Date in sequential order of Class
                                 designations with the Class A-1, Class A-2,
                                 Class A-PB, Class A-3, Class A-1A, Class X-C
                                 and Class X-P Certificates ranking pari passu
                                 in entitlement to interest.

                                 The Offered Certificates will accrue interest
                                 on the basis of a 360-day year consisting of
                                 twelve 30-day months.

                                 The interest accrual period with respect to any
                                 Distribution Date and any Class of Offered
                                 Certificates is the calendar month preceding
                                 the month in which the Distribution Date
                                 occurs.

PRINCIPAL DISTRIBUTIONS          Principal will be distributed on each
                                 Distribution Date in accordance with the
                                 priorities set forth in "DESCRIPTION OF THE
                                 CERTIFICATES--Distributions" in the free
                                 writing prospectus, dated July 29, 2006 (the
                                 "Prospectus Supplement"). Generally, the Class
                                 A-1, Class A-2, Class A-PB and Class A-3
                                 Certificates will only be entitled to receive
                                 distributions of principal collected or
                                 advanced in respect of Mortgage Loans in Loan
                                 Group 1 until the Certificate Balance of the
                                 Class A-1A Certificates has been reduced to
                                 zero, and the Class A-1A Certificates will only
                                 be entitled to receive distributions of
                                 principal collected or advanced in respect of
                                 Mortgage Loans in Loan Group 2 until the
                                 Certificate Balance of the Class A-3
                                 Certificates has been reduced to zero (or until
                                 the Certificate Balance of the Class A-PB
                                 Certificates has been reduced to zero, if still
                                 outstanding after the Class A-3 Certificate
                                 Balance has been reduced to zero). If, due to
                                 losses, the Certificate Balances of the Class
                                 A-M through Class Q Certificates are reduced to
                                 zero, but any two or more of the Class A-1,
                                 Class A-2, Class A-PB, Class A-3 and Class A-1A
                                 Certificates remain outstanding, payments of
                                 principal (other than distributions of
                                 principal otherwise allocable to reduce the
                                 Certificate Balance of the Class A-PB
                                 Certificates to its planned principal amount)
                                 to the Class A-1, Class A-2, Class A-PB, Class
                                 A-3 and Class A-1A Certificates will be made on
                                 a pro rata basis. The Class X-C and Class X-P
                                 Certificates will not be entitled to
                                 distributions of principal.

LOSSES                           Realized Losses and Additional Trust Fund
                                 Expenses, if any, will be allocated to the
                                 Class Q, Class P, Class O, Class N, Class M,
                                 Class L, Class K, Class J, Class H, Class G,
                                 Class F, Class E, Class D, Class C, Class B,
                                 Class A-J and Class A-M Certificates, in that
                                 order, and then, pro rata, to the Class A-1,
                                 Class A-2, Class A-PB, Class A-3 and Class A-1A
                                 Certificates.

PREPAYMENT PREMIUMS              Any Prepayment Premiums or Yield Maintenance
   AND YIELD MAINTENANCE         Charges actually collected on a Mortgage Loan
   CHARGES                       during the related collection period in which
                                 the prepayment occurred will be distributed to
                                 Certificateholders on the related Distribution
                                 Date following the collection period in which
                                 the prepayment occurred. Generally, the Class
                                 A-1, Class A-2, Class A-PB and Class A- 3
                                 Certificates will only be entitled to receive
                                 distributions of Prepayment Premiums or Yield
                                 Maintenance Charges in respect of Mortgage
                                 Loans in Loan Group 1 until the Certificate
                                 Balance of the Class A-1A Certificates has been
                                 reduced to zero, and the Class A-1A
                                 Certificates will only be entitled to receive
                                 distributions of Prepayment Premiums or Yield
                                 Maintenance Charges in respect of Mortgage
                                 Loans in Loan Group 2 until the Certificate
                                 Balance of the Class A-3 Certificates has been
                                 reduced to zero. On each Distribution Date, the
                                 holders of each Class of Offered Certificates
                                 and the Class F, Class G, Class H and Class J
                                 Certificates then entitled to principal
                                 distributions will be entitled to a portion of
                                 Prepayment Premiums or Yield Maintenance
                                 Charges equal to the product of (a) the amount
                                 of such Prepayment Premiums or Yield
                                 Maintenance Charges, multiplied by (b) a
                                 fraction, the numerator of which is equal to
                                 the excess, if any, of the Pass-Through Rate of
                                 such Class of Certificates over the relevant
                                 Discount Rate, and the denominator of which is
                                 equal to the excess, if any, of the Mortgage
                                 Rate of the prepaid Mortgage Loan over the
                                 relevant Discount Rate, multiplied by (c) a
                                 fraction, the numerator of which is equal to
                                 the amount of principal distributable on such
                                 Class of Certificates on such Distribution
                                 Date, and the denominator of which is the
                                 Principal Distribution Amount for such
                                 Distribution Date.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                        5

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

                                 The portion, if any, of the Prepayment Premiums
                                 or Yield Maintenance Charges remaining after
                                 any payments described above will be
                                 distributed as follows (a) on or before the
                                 Distribution Date in August 2013, 25% to the
                                 holders of the Class X-P Certificates and 75%
                                 to the holders of the Class X-C Certificates
                                 and (b) thereafter, 100% to the holders of the
                                 Class X-C Certificates.

NON-SERVICED LOAN                The Prime Outlets Pool II Loan will be serviced
                                 pursuant to the pooling and servicing agreement
                                 relating to another transaction. See "SERVICING
                                 OF THE MORTGAGE LOANS--Servicing of the Prime
                                 Outlets Pool II Loan" in the Prospectus
                                 Supplement.

ADVANCES                         The Master Servicer, and if the Master Servicer
                                 fails to do so, the Trustee, will be obligated
                                 to make P&I Advances and Servicing Advances,
                                 including delinquent property taxes and
                                 insurance, on the Mortgage Loans (other than
                                 the Prime Outlets Pool II Loan), but only to
                                 the extent that such Advances are not deemed
                                 non-recoverable and, in the case of P&I
                                 Advances, subject to any Appraisal Reductions
                                 that may occur. With respect to the Prime
                                 Outlets Pool II Loan, P&I Advances and
                                 Servicing Advances will generally be made by
                                 the 2006-C26 Master Servicer. If the 2006-C26
                                 Master Servicer fails to make any P&I Advance
                                 that it is otherwise required to make, the
                                 Master Servicer under the Pooling and Servicing
                                 Agreement will make such P&I Advance.

APPRAISAL REDUCTIONS             An appraisal reduction generally will be
                                 created in the amount, if any, by which the
                                 principal balance of a Required Appraisal Loan
                                 (plus other amounts overdue or advanced in
                                 connection with such loan) exceeds 90% of the
                                 appraised value of the related Mortgaged
                                 Property plus all escrows and reserves
                                 (including letters of credit) held with respect
                                 to the Mortgage Loan. As a result of
                                 calculating an Appraisal Reduction Amount for a
                                 given Mortgage Loan, the P&I Advance for such
                                 Mortgage Loan will be reduced, which will have
                                 the effect of reducing the amount of interest
                                 available for distribution to the Subordinate
                                 Certificates in reverse order of priority of
                                 the Classes. An Appraisal Reduction will be
                                 reduced to zero as of the date the related
                                 Mortgage Loan has been brought current for at
                                 least three consecutive months, paid in full,
                                 liquidated, repurchased or otherwise disposed.

OPTIONAL TERMINATION             The Master Servicer, the Special Servicer and
                                 certain Certificateholders will have the option
                                 to terminate the Trust Fund in whole, but not
                                 in part, and purchase the remaining assets of
                                 the Trust Fund on or after the Distribution
                                 Date on which the Stated Principal Balance of
                                 the Mortgage Loans then outstanding is less
                                 than 1% of the Cut-Off Date Pool Balance. Such
                                 purchase price will generally be at a price
                                 equal to the unpaid aggregate principal balance
                                 of the Mortgage Loans (or fair market value in
                                 the case of REO Properties), plus accrued and
                                 unpaid interest and certain other additional
                                 trust fund expenses.

                                 The Trust Fund may also be terminated under
                                 certain circumstances when the Offered
                                 Certificates have been paid in full and the
                                 remaining outstanding Certificates (other than
                                 the Class Z Certificates, Class R-I
                                 Certificates and Class R-II Certificates) are
                                 held by a single Certificateholder.

CONTROLLING  CLASS               The Class of Sequential Pay Certificates (a)
                                 which bears the latest alphabetical Class
                                 designation and (b) the Certificate Balance of
                                 which is greater than 25% of its original
                                 Certificate Balance; provided, however, if no
                                 Class of Sequential Pay Certificates satisfies
                                 clause (b) above, the Controlling Class shall
                                 be the outstanding Class of Sequential Pay
                                 Certificates bearing the latest alphabetical
                                 Class designation.

CONTROLLING CLASS                The representative appointed by the holder of
   REPRESENTATIVE                the majority of the Class Principal Balance of
                                 the Controlling Class. In addition, the holders
                                 of the Companion Loans may have the ability to
                                 exercise some or all of the rights of the
                                 Controlling Class and the Controlling Class
                                 Representative. See "SERVICING OF THE MORTGAGE
                                 LOANS--The Controlling Class Representative"
                                 and "--Servicing of the Prime Outlets Pool II
                                 Loan" in the Prospectus Supplement for more
                                 information.

ERISA                            The Offered Certificates are expected to be
                                 ERISA eligible.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

SMMEA                            The Class A-1, Class A-2, Class A-PB, Class
                                 A-3, Class A-1A, Class A-M, Class A-J, Class B
                                 and Class C Certificates will be SMMEA eligible
                                 so long as they are rated in one of the two
                                 highest rating categories by any Rating Agency.

TAX                              The Offered Certificates will be treated as
                                 regular interests in a REMIC.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27
--------------------------------------------------------------------------------

TRANSACTION TERMS
--------------------------------------------------------------------------------

WACHOVIA CAPITAL MARKETS, LLC

Charles Culbreth
(704) 383-7716 (Phone)
(704) 715-0066 (Fax)

Scott Fuller
(704) 715-8440 (Phone)
(704) 715-1214 (Fax)

Bill White
(704) 715-8440 (Phone)
(704) 715-1214 (Fax)

Chris Campbell
(704) 715-8440 (Phone)
(704) 715-1214 (Fax)

CITIGROUP GLOBAL MARKETS INC.

Paul Vanderslice
(212) 723-6156 (Phone)
(212) 723-8599 (Fax)

Angela Vleck
(212) 816-8087 (Phone)
(212) 816-8307 (Fax)

John Caputo
(212) 723-6156 (Phone)
(212) 723-8599 (Fax)

GOLDMAN, SACHS & CO.

Scott Wisenbaker
(212) 902-2858 (Phone)
(212) 902-1691 (Fax)

Mitch Resnick
+44-20-7774-3068 (Phone)
+44-20-7552-0990 (Fax)

Omar Chaudhary
+81-3-6437-7198 (Phone)
+81-3-6437-1200 (Fax)

NOMURA SECURITIES INTERNATIONAL, INC.

Mark Brown
(212) 667-9087 (Phone)
(646) 587-9087 (Fax)

Joseph Allen
(212) 667-2485 (Phone)
(646) 587-1000 (Fax)

Bruce Viergever
(212) 667-9151 (Phone)
(646) 587-9151 (Fax)

Brandon England
(212) 667-9252 (Phone)
(646) 587-9252 (Fax)

CREDIT SUISSE SECURITIES (USA) LLC

Barry Polen
(212) 325-3295 (Phone)
(212) 325-8104 (Fax)

Chris Anderson
(212) 325-3295 (Phone)
(212) 743-4790 (Fax)

Andrew Winer
(212) 325-3295 (Phone)
(212) 743-4521 (Fax)

Reese Mason
(212) 538-8661 (Phone)
(212) 743-5227 (Fax)

LASALLE FINANCIAL SERVICES, INC.

Kurt Kaline
(212) 409-6206 (Phone)
(212) 406-5256 (Fax)

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------

OFFERED CERTIFICATES

         EXPECTED                          APPROX.                                             ASSUMED
          RATINGS                           % OF      APPROX.    WEIGHTED                       FINAL
       ------------    CERTIFICATE      CUT-OFF DATE   CREDIT     AVERAGE      PRINCIPAL    DISTRIBUTION
CLASS  S&P  MOODY'S    BALANCE(1)       POOL BALANCE  SUPPORT  LIFE(YRS)(2)    WINDOW(2)       DATE(2)     RATE TYPE
-----  ---  -------  --------------     ------------  -------  ------------  -------------  ------------  -----------

 A-1   AAA    Aaa    $   47,877,000         1.554%     30.000%      2.92     09/06 - 05/11    05/15/11       Fixed
 A-2   AAA    Aaa    $  265,965,000         8.635%     30.000%      4.96     05/11 - 08/11    08/15/11       Fixed
 A-PB  AAA    Aaa    $  111,411,000         3.617%     30.000%      7.24     08/11 - 01/16    01/15/16       Fixed
 A-3   AAA    Aaa    $1,087,252,000        35.301%     30.000%      9.82     01/16 - 07/16    07/15/16      Fixed(3)
 A-1A  AAA    Aaa    $  643,432,000        20.891%     30.000%      8.31     09/06 - 07/16    07/15/16      Fixed(3)
 X-P   AAA    Aaa    $2,965,781,000(7)        N/A         N/A        N/A               N/A    08/15/13    Variable(7)
 A-M   AAA    Aaa    $  307,991,000        10.000%     20.000%      9.89     07/16 - 07/16    07/15/16      Fixed(3)
 A-J   AAA    Aaa    $  223,293,000         7.250%     12.750%      9.89     07/16 - 07/16    07/15/16      Fixed(3)
 B      AA    Aa2    $   69,298,000         2.250%     10.500%      9.94     07/16 - 08/16    08/15/16      Fixed(3)
 C     AA-    Aa3    $   30,799,000         1.000%      9.500%      9.98     08/16 - 08/16    08/15/16      Fixed(3)
 D      A+     A1    $    7,700,000         0.250%      9.250%      9.98     08/16 - 08/16    08/15/16      Fixed(3)
 E      A      A2    $   38,499,000         1.250%      8.000%      9.98     08/16 - 08/16    08/15/16      Fixed(3)

NON-OFFERED CERTIFICATES

                                                 APPROX.                                        ASSUMED
         EXPECTED RATINGS                         % OF      APPROX.    WEIGHTED                  FINAL
         ----------------    CERTIFICATE      CUT-OFF DATE   CREDIT     AVERAGE    PRINCIPAL  DISTRIBUTION
CLASS       S&P  MOODY'S      BALANCE(1)      POOL BALANCE  SUPPORT  LIFE(YRS)(2)  WINDOW(2)     DATE(2)    RATE TYPE
-----      ----  -------   --------------     ------------  -------  ------------  ---------  ------------  ---------

F (6)       A-       A3    $   26,949,000         0.875%     7.125%       (6)          (6)         (6)        WAC(4)
G (6)      BBB+     Baa1   $   38,499,000         1.250%     5.875%       (6)          (6)         (6)        WAC(5)
H (6)       BBB     Baa2   $   34,649,000         1.125%     4.750%       (6)          (6)         (6)        WAC(5)
J (6)      BBB-     Baa3   $   34,649,000         1.125%     3.625%       (6)          (6)         (6)        WAC(5)
K (6)       BB+     Ba1    $   19,249,000         0.625%     3.000%       (6)          (6)         (6)       Fixed(3)
L (6)       BB      Ba2    $    7,700,000         0.250%     2.750%       (6)          (6)         (6)       Fixed(3)
M (6)       BB-     Ba3    $   15,400,000         0.500%     2.250%       (6)          (6)         (6)       Fixed(3)
N (6)       B+       B1    $    3,850,000         0.125%     2.125%       (6)          (6)         (6)       Fixed(3)
O (6)        B       B2    $   11,550,000         0.375%     1.750%       (6)          (6)         (6)       Fixed(3)
P (6)       B-       B3    $    7,700,000         0.250%     1.500%       (6)          (6)         (6)       Fixed(3)
Q (6)       NR       NR    $   46,197,568         1.500%     0.000%       (6)          (6)         (6)       Fixed(3)
X-C (6)     AAA     Aaa    $3,079,909,568(7)        N/A        N/A        N/A          N/A         (6)        WAC(7)

(1)  Subject to a permitted variance of plus or minus 5.0%.

(2)  As of the Cut-Off Date, the Weighted Average Life, Principal Window and
     Assumed Final Distribution Date were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates
     (or, in the case of ARD Loans, their Anticipated Repayment Dates) and the other assumptions set forth under "YIELD AND MATURITY CONSIDERATIONS--Yield
     Considerations" in the Prospectus Supplement.

(3)  The pass-through rate applicable to each of the Class A-3, Class A-1A,
     Class A-M, Class A-J, Class B, Class C, Class D, Class E, Class K, Class L,
     Class M, Class N, Class O, Class P and Class Q Certificates for any
     distribution date will be subject to a maximum rate of the applicable weighted average net mortgage rate (calculated as described in the
     Prospectus Supplement) for such date.

(4)  The pass-through rate applicable to the Class F Certificates for any distribution date will be equal to the weighted average net mortgage rate
     (calculated as described in the Prospectus Supplement) minus % for such date.

(5)  The pass-through rate applicable to each of the Class G, Class H and Class
     J Certificates for any distribution date will be equal to the applicable weighted average net mortgage rate (calculated as described in the
     Prospectus Supplement) for such date.

(6)  Not offered hereby. Any information provided herein regarding the terms of these Certificates is provided only to enhance your understanding of the
     Offered Certificates.

(7)  The Class X-C and Class X-P Certificates will not have certificate balances and their holders will not receive distributions of principal, but such holders are entitled to receive payments of the aggregate interest accrued on the notional amount of each of the components of the Class X-C and Class
     X-P Certificates as described in the Prospectus Supplement. The interest rate applicable to each of the Class X-C and Class X-P Certificates for each distribution date will be as described in the Prospectus Supplement.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and
Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File
No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any
Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest"
expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any
Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United
States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                     NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                        9

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27
--------------------------------------------------------------------------------

STRUCTURE OVERVIEW
--------------------------------------------------------------------------------

                         SHORT-TERM COLLATERAL SUMMARY*

                                                                                                               WEIGHTED
                                                                                          WEIGHTED   WEIGHTED   AVERAGE
 MORTGAGE                                                                                 AVERAGE    AVERAGE    CUT-OFF   WEIGHTED
   LOAN                                         CUT-OFF DATE     BALLOON      PROPERTY   REMAINING  REMAINING     DATE    AVERAGE
  NUMBER                PROPERTY NAME              BALANCE       BALANCE*       TYPE        TERM     IO TERM   LTV RATIO  DSCR
----------------------------------------------  ------------  ------------  -----------  ---------  ---------  ---------  --------

CLASS A-1
    154     CVS - Portsmouth, OH                $  1,424,000  $  1,424,000     Retail        55        55         65.0%     1.86x
    150     Office Depot - Warrensburg, MO      $  1,810,000     1,810,000     Retail        56        56         64.6%     1.94x
                                                              ------------
                                                                                             56        56         64.8%     1.90X
            CLASS A-1 TOTAL BALLOON PAYMENT                   $  3,234,000
            CLASS A-1 AMORTIZATION                              44,643,000
            TOTAL CLASS A-1 CERTIFICATE                       ------------
            BALANCE                                           $ 47,877,000
                                                              ============
CLASS A-2
    145     Conn's - San Antonio, TX            $  2,461,000  $  2,461,000     Retail        57        57         52.8%     2.01x
    157     Family Dollar and Charter One Bank  $  1,348,000     1,348,000     Retail        57        57         56.2%     2.65x
    155     Rite Aid - Cleveland, OH            $  1,413,000     1,413,000     Retail        57        57         49.6%     2.41x
    156     Rite Aid - Fremont, OH              $  1,388,000     1,388,000     Retail        57        57         54.4%     2.25x
    152     CVS - Columbia, TN I                $  1,715,000     1,715,000     Retail        58        58         67.3%     1.55x
    151     CVS - Columbia, TN II               $  1,735,000     1,735,000     Retail        58        58         65.5%     1.61x
    22      55 Francisco Street                 $ 27,750,000    27,750,000     Office        59        59         55.5%     1.31x
    85      Gaige House Inn - Glen Ellen, CA    $  9,000,000     8,500,835  Hospitality      60         0         73.5%     1.33x
     1      One Financial Place                 $163,600,000   163,600,000     Office        60        60         62.9%     1.82x
    13      Sierra Health Services              $ 50,750,000    50,750,000     Office        60        60         68.3%     1.74x
                                                              ------------
                                                                                             60        58         63.3%     1.74X
            CLASS A-2 TOTAL BALLOON PAYMENT                   $260,660,835
            CLASS A-2 AMORTIZATION                               5,304,165
            TOTAL CLASS A-2 CERTIFICATE                       ------------
            BALANCE                                           $265,965,000
                                                              ============
CLASS A-PB
     70     Cherry Creek Business Park          $ 11,500,000  $ 10,953,544   Industrial      83        35         75.2%     1.30x
                                                              ------------
            CLASS A-PB TOTAL BALLOON PAYMENT                  $ 10,953,544
            CLASS A-PB AMORTIZATION                            100,457,456
            TOTAL CLASS A-PB CERTIFICATE                      ------------
            BALANCE                                           $111,411,000
                                                              ============

*    As of the Cut-Off Date, the balloon balances, total balloon payments and remaining class amortization were calculated assuming no prepayments will be made on the Mortgage Loans prior to their related maturity dates and the other assumptions set forth under "YIELD AND MATURITY CONSIDERATIONS--Yield
     Considerations" in the Prospectus Supplement. Totals may not sum due to
     rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       10

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                                                                         ALL
GENERAL CHARACTERISTICS                                            MORTGAGE LOANS     LOAN GROUP 1      LOAN GROUP 2
-----------------------------------------------------------------  --------------    --------------     ------------

Number of Mortgage Loans ........................................             162               125               37
Number of Crossed Loan Pools ....................................               5                 4                1
Number of Mortgaged Properties ..................................             270               232               38
Aggregate Balance of all Mortgage Loans .........................  $3,079,909,568    $2,436,477,967     $643,431,601

Number of Mortgage Loans with Balloon Payments(1) ...............             104                78               26
Aggregate Balance of Mortgage Loans with Balloon
   Payments(1) ..................................................  $1,820,909,695    $1,488,246,844     $332,662,851

Number of Mortgage Loans with Anticipated Repayment
   Date(2) ......................................................               5                 5                0
Aggregate Balance of Mortgage Loans with Anticipated Repayment
   Date(2) ......................................................  $   25,729,313    $   25,729,313     $          0

Number of Fully Amortizing Mortgage Loans .......................               1                 1                0
Aggregate Balance of Fully Amortizing Mortgage Loans ............  $   15,583,811    $   15,583,811     $          0

Number of Interest Only Mortgage Loans(3) .......................              52                41               11
Aggregate Balance of Interest Only Mortgage Loans(3) ............  $1,217,686,750    $  906,918,000     $310,768,750

Average Balance of Mortgage Loans ...............................  $   19,011,787    $   19,491,824     $ 17,390,043
Minimum Balance of Mortgage Loans ...............................  $    1,057,000    $    1,057,000     $  1,960,000
Maximum Balance of Mortgage Loans ...............................  $  163,600,000    $  163,600,000     $ 63,000,000

Maximum Balance for a group of cross-collateralized
   and cross-defaulted Mortgage Loans ...........................  $  46,300,000(4)  $   21,285,000(5)  $ 46,300,000(4)

Weighted Average LTV ratio(6) ...................................            71.9%             71.5%            73.6%
Minimum LTV ratio(6) ............................................            21.4%             21.4%            51.3%
Maximum LTV ratio(6) ............................................            83.3%             83.3%            79.1%

Weighted Average DSCR ...........................................           1.33x             1.36x            1.24x
Minimum DSCR ....................................................           1.05x             1.07x            1.05x
Maximum DSCR ....................................................           3.18x             3.18x            1.75x

Weighted Average LTV at Maturity or Anticipated Repayment Date(6)            67.3%             66.3%            71.1%

Weighted Average Mortgage Loan interest rate ....................           6.131%            6.117%          6.186%
Range of Mortgage Loan interest rates ...........................           5.230%            5.230%          5.335%
Range of Mortgage Loan interest rates ...........................           7.100%            7.100%          6.840%

Weighted Average Remaining Term to Maturity or Anticipated
   Repayment Date (months) ......................................             111               113              101
Minimum Remaining Term to Maturity or Anticipated
   Repayment Date (months) ......................................              55                55               58
Maximum Remaining Term to Maturity or Anticipated
   Repayment Date (months) ......................................             299               299              120
Weighted Average Occupany Rate(7) ...............................            93.8%             94.0%            93.0%

(1)  Does not include Mortgage Loans with anticipated repayment dates or
     Mortgage Loans that are interest-only for their entire term.

(2)  Does not include Mortgage Loans that are interest-only for their entire term.

(3)  Includes Mortgage Loans with anticipated repayment dates that are interest-only for the entire period until the anticipated repayment date.

(4)  Consists of a group of 4 individual Mortgage Loans (loan numbers 50, 51, 92 and 111).

(5)  Consists of a group of 3 individual Mortgage Loans (loan numbers 78, 96 and
     124).

(6)  For a description of how the LTV ratios for the Mortgage Loans are determined, see "DESCRIPTION OF THE MORTGAGE POOL--Additional Mortgage Loan
     Information" and "RISK FACTORS--The Mortgage Loans--Risks Related to
     Property Inspections and Certain Assumptions in Appraisals" in the
     Prospectus Supplement.

(7)  Does not include 60 hospitality properties, representing, by allocated loan amount, 10.3% of the Cut-Off Date Pool Balance (13.1% of the Cut-Off Date
     Group 1 Balance). In certain cases, occupancy includes space for which leases have been executed, but the tenant has not taken occupancy.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       11

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                               [PIE CHART OMITTED]

Mobile Marine Park            1.7%
Industrial                    5.3%
Hospitality                  10.3%
Multifamily                  20.7%
Mixed Use                     1.4%
Self Storage                  0.1%
Office                       35.5%
Retail                       25.2%

PROPERTY TYPES

                                                                     % OF          % OF
                        NUMBER OF    AGGREGATE         % OF      CUT-OFF DATE  CUT-OFF DATE
                        MORTGAGED   CUT-OFF DATE   CUT-OFF DATE     GROUP 1       GROUP 2
    PROPERTY TYPE      PROPERTIES    BALANCE(1)    POOL BALANCE     BALANCE       BALANCE
---------------------  ----------  --------------  ------------  ------------  ------------

Office                     36      $1,092,456,607       35.5%        44.8%          0.0%
Retail                     65         774,739,990       25.2         31.8           0.0
   Retail -- Anchored      24         455,928,806       14.8         18.7           0.0
   Retail -- Outlet         3         150,000,000        4.9          6.2           0.0
   Retail -- Single
      Tenant               24          88,705,345        2.9          3.6           0.0
   Retail -- Shadow
      Anchored(2)           5          46,618,000        1.5          1.9           0.0
   Retail --
      Unanchored            9          33,487,838        1.1          1.4           0.0
Multifamily                35         636,421,664       20.7          1.2          94.5
Hospitality                60         317,963,961       10.3         13.1           0.0
Industrial                 59         161,990,000        5.3          6.6           0.0
Mobile Home Park           10          51,338,722        1.7          0.7           5.5
Mixed Use                   4          43,000,000        1.4          1.8           0.0
Self Storage                1           1,998,625        0.1          0.1           0.0
                          ---      --------------      -----        -----         -----
                          270      $3,079,909,568      100.0%       100.0%        100.0%
                          ===      ==============      =====        =====         =====

                                               WEIGHTED                  WEIGHTED
                       WEIGHTED                 AVERAGE       MIN/MAX    AVERAGE
                        AVERAGE    MIN/MAX   CUT-OFF DATE  CUT-OFF DATE  MORTGAGE
    PROPERTY TYPE        DSCR       DSCR       LTV RATIO     LTV RATIO     RATE
---------------------  --------  ----------  ------------  ------------  --------

Office                   1.38x   1.15x/3.18x     71.3%     21.4%/ 80.0%   6.072%
Retail                   1.34x   1.07x/2.65x     71.5%     49.6%/ 83.3%   6.000%
   Retail -- Anchored    1.34x   1.20x/1.71x     69.8%     49.6%/ 80.0%   6.046%
   Retail -- Outlet      1.20x   1.20x/1.20x     77.3%     77.3%/ 77.3%   5.795%
   Retail -- Single
      Tenant             1.54x   1.07x/2.41x     68.8%     49.6%/ 83.3%   5.984%
   Retail -- Shadow
      Anchored(2)        1.34x   1.20x/1.63x     71.7%     64.9%/ 77.4%   6.176%
   Retail --
      Unanchored         1.31x   1.20x/2.65x     73.8%     56.2%/ 79.6%   6.083%
Multifamily              1.24x   1.05x/1.75x     73.5%     56.9%/ 79.1%   6.179%
Hospitality              1.39x   1.23x/2.41x     68.3%     40.7%/ 79.5%   6.386%
Industrial               1.24x   1.21x/1.30x     78.9%     75.2%/ 79.2%   6.339%
Mobile Home Park         1.28x   1.20x/1.41x     69.3%     51.3%/ 78.4%   6.389%
Mixed Use                1.24x   1.12x/1.32x     75.6%     68.4%/ 80.0%   6.281%
Self Storage             1.32x   1.32x/1.32x     77.6%     77.6%/ 77.6%   6.680%
                         ----    ----------      ----      ------------   -----
                         1.33X   1.05X/3.18X     71.9%     21.4%/ 83.3%   6.131%
                         ====    ==========      ====      ===========    =====

(1)  Because this table presents information relating to the Mortgaged
     Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts
     (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount (or specific release prices) as described in the related Mortgage
     Loan documents).

(2)  A Mortgaged Property is classified as shadow anchored if it is located in close proximity to an anchored retail property.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       12

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

                       [MAP OF THE UNITED STATES OMITTED]

Northern                 11.3%

Southern                 13.1%

CA                       24.5%

AZ                        6.3%

TX                        5.4%

IL                       12.6%

MI                        6.0%

NY                        7.6%

PROPERTY LOCATION

                                                              % OF          % OF                  WEIGHTED    WEIGHTED
                 NUMBER OF     AGGREGATE        % OF      CUT-OFF DATE  CUT-OFF DATE  WEIGHTED     AVERAGE    AVERAGE
                 MORTGAGED   CUT-OFF DATE   CUT-OFF DATE     GROUP 1       GROUP 2     AVERAGE  CUT-OFF DATE  MORTGAGE
    STATE       PROPERTIES    BALANCE(1)    POOL BALANCE     BALANCE       BALANCE      DSCR      LTV RATIO     RATE
--------------  ----------  --------------  ------------  ------------  ------------  --------  ------------  --------

CA                   35     $  753,583,339       24.5%         24.1%         25.8%      1.32x       71.2%      6.263%
   Southern(2)       23        404,540,112       13.1          12.4          15.9       1.34x       73.0%      6.279%
   Northern(2)       12        349,043,227       11.3          11.7           9.8       1.31x       69.1%      6.246%
IL                   14        386,797,297       12.6          15.9           0.0       1.48x       68.6%      6.115%
NY                    9        234,539,965        7.6           9.6           0.0       1.19x       72.7%      5.926%
AZ                    7        194,615,000        6.3           4.9          11.7       1.36x       71.7%      6.089%
MI                   20        183,986,087        6.0           5.1           9.2       1.26x       75.2%      6.044%
TX                   31        166,891,906        5.4           4.2          10.2       1.38x       71.6%      6.223%
Other               154      1,159,495,974       37.6          36.2          43.1       1.32x       72.9%      6.099%
                    ---     --------------      -----         -----         -----       ----        ----       -----
                    270     $3,079,909,568      100.0%        100.0%        100.0%      1.33X       71.9%      6.131%
                    ===     ==============      =====         =====         =====       ====        ====       =====

o    THE MORTGAGED PROPERTIES ARE LOCATED IN 42 STATES.

(1)  Because this table presents information relating to the Mortgaged
     Properties and not the Mortgage Loans, the information for Mortgage Loans secured by more than one Mortgaged Property is based on allocated amounts
     (allocating the Mortgage Loan principal balance to each of those properties by the appraised values of the Mortgaged Properties or the allocated loan amount (or specific release prices) as described in the related Mortgage
     Loan documents).

(2)  For purposes of determining whether a Mortgaged Property is in Northern
     California or Southern California, Mortgaged Properties north of San Luis
     Obispo County, Kern County and San Bernardino County were included in
     Northern California and Mortgaged Properties south of or included in such counties were included in Southern California.

The sum of aggregate percentage calculations may not equal 100% due to rounding.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       13

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

CUT-OFF DATE BALANCE

                                                                % OF
                                 NUMBER OF      AGGREGATE     INITIAL     % OF     % OF
         RANGE OF                 MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
CUT-OFF DATE BALANCES ($)          LOANS         BALANCE      BALANCE   BALANCE   BALANCE
------------------------------   ---------   --------------   -------   -------   -------

1,057,000 - 2,000,000 ........       15      $   22,214,440      0.7%      0.8%      0.3%
2,000,001 - 3,000,000 ........       11          28,270,031      0.9       1.0       0.8
3,000,001 - 4,000,000 ........       11          38,111,541      1.2       1.6       0.0
4,000,001 - 5,000,000 ........       15          68,182,049      2.2       2.4       1.5
5,000,001 - 6,000,000 ........       10          56,111,939      1.8       2.3       0.0
6,000,001 - 7,000,000 ........        4          26,709,682      0.9       1.1       0.0
7,000,001 - 8,000,000 ........        8          60,659,059      2.0       1.6       3.5
8,000,001 - 9,000,000 ........        4          34,300,349      1.1       1.0       1.4
9,000,001 - 10,000,000 .......        6          57,555,307      1.9       2.4       0.0
10,000,001 - 15,000,000 ......       20         244,106,366      7.9       5.9      15.7
15,000,001 - 20,000,000 ......       20         352,612,829     11.4       8.8      21.5
20,000,001 - 25,000,000 ......       13         291,825,000      9.5       6.4      21.3
25,000,001 - 30,000,000 ......        6         164,406,000      5.3       3.4      12.8
35,000,001 - 40,000,000 ......        3         109,800,000      3.6       1.5      11.5
40,000,001 - 45,000,000 ......        2          88,700,000      2.9       3.6       0.0
45,000,001 - 50,000,000 ......        1          47,000,000      1.5       1.9       0.0
50,000,001 - 55,000,000 ......        1          50,750,000      1.6       2.1       0.0
55,000,001 - 60,000,000 ......        2         119,358,227      3.9       4.9       0.0
60,000,001 - 65,000,000 ......        2         125,530,000      4.1       2.6       9.8
75,000,001 - 80,000,000 ......        1          75,700,000      2.5       3.1       0.0
80,000,001 - 163,600,000......        7       1,018,006,750     33.1      41.8       0.0
                                    ---      --------------    -----     -----     -----
                                    162      $3,079,909,568    100.0%    100.0%    100.0%
                                    ---      --------------    -----     -----     -----

MIN: $1,057,000   MAX: $163,600,000   AVERAGE: $19,011,787

UNDERWRITTEN DEBT SERVICE COVERAGE RATIO

                                                                % OF
                                 NUMBER OF      AGGREGATE     INITIAL     % OF     % OF
           RANGE OF               MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
    UNDERWRITTEN DSCRS (X)         LOANS         BALANCE      BALANCE   BALANCE   BALANCE
------------------------------   ---------   --------------   -------   -------   -------

1.05 - 1.09 ..................        2      $   42,175,000      1.4%      0.8%      3.5%
1.10 - 1.14 ..................        2          27,800,000      0.9       0.3       3.3
1.15 - 1.19 ..................        4         210,514,250      6.8       8.6       0.0
1.20 - 1.24 ..................       57       1,288,625,560     41.8      35.4      66.2
1.25 - 1.29 ..................       19         265,365,833      8.6       6.6      16.1
1.30 - 1.34 ..................       20         241,581,688      7.8       8.5       5.3
1.35 - 1.39 ..................       10         406,956,072     13.2      16.4       1.2
1.40 - 1.44 ..................        8          61,732,781      2.0       2.2       1.2
1.45 - 1.49 ..................        6          65,395,991      2.1       2.7       0.0
1.50 - 1.54 ..................        6          32,018,241      1.0       1.2       0.3
1.55 - 1.59 ..................        2          64,245,000      2.1       2.6       0.0
1.60 - 1.64 ..................        3          55,393,000      1.8       2.3       0.0
1.70 - 1.74 ..................        3          91,750,000      3.0       3.8       0.0
1.75 - 1.79 ..................        1          19,093,750      0.6       0.0       3.0
1.80 - 1.84 ..................        3         173,772,000      5.6       7.1       0.0
1.85 - 1.89 ..................        2           4,440,000      0.1       0.2       0.0
1.90 - 1.94 ..................        4          10,468,000      0.3       0.4       0.0
2.00 - 2.04 ..................        5           8,553,000      0.3       0.4       0.0
2.25 - 2.29 ..................        1           1,388,000      0.0       0.1       0.0
2.30 - 3.18 ..................        4           8,641,403      0.3       0.4       0.0
                                    ---      --------------    -----     -----     -----
                                    162      $3,079,909,568    100.0%    100.0%    100.0%
                                    ---      --------------    -----     -----     -----

MIN: 1.05X   MAX: 3.18X   WTD. AVERAGE: 1.33X

MORTGAGE RATE

                                                                % OF
                                 NUMBER OF     AGGREGATE      INITIAL     % OF     % OF
           RANGE OF               MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
      MORTGAGE RATES(%)            LOANS        BALANCE       BALANCE   BALANCE   BALANCE
------------------------------   ---------   --------------   -------   -------   -------

5.230 - 5.249 ................        1      $    2,720,000      0.1%      0.1%      0.0%
5.250 - 5.499 ................       11         154,781,000      5.0       3.3      11.4
5.500 - 5.749 ................        8         214,775,639      7.0       8.8       0.0
5.750 - 5.999 ................       24         648,394,222     21.1      25.2       5.5
6.000 - 6.249 ................       56         812,484,144     26.4      22.9      39.6
6.250 - 6.499 ................       44         882,849,362     28.7      31.1      19.3
6.500 - 6.749 ................       13         240,146,391      7.8       5.6      16.1
6.750 - 6.999 ................        3          61,175,000      2.0       0.4       8.1
7.000 - 7.100 ................        2          62,583,811      2.0       2.6       0.0
                                    ---      --------------    -----     -----     -----
                                    162      $3,079,909,568    100.0%    100.0%    100.0%
                                    ---      --------------    -----     -----     -----

MIN: 5.230%   MAX: 7.100%   WTD. AVERAGE: 6.131%

CUT-OFF DATE LOAN-TO-VALUE RATIO

                                                                % OF
                                 NUMBER OF      AGGREGATE     INITIAL     % OF     % OF
          RANGE OF                MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
 CUT-OFF DATE LTV RATIOS (%)       LOANS         BALANCE      BALANCE   BALANCE   BALANCE
------------------------------   ---------   --------------   -------   -------   -------

21.43 - 25.00 ................        1      $    1,200,000      0.0%      0.0%      0.0%
40.01 - 50.00 ................        4          31,840,180      1.0       1.3       0.0
50.01 - 55.00 ................        7          48,893,059      1.6       1.7       1.2
55.01 - 60.00 ................       10          76,014,824      2.5       2.3       3.0
60.01 - 65.00 ................       17         448,376,734     14.6      17.6       3.0
65.01 - 70.00 ................       26         580,363,678     18.8      21.1      10.1
70.01 - 75.00 ................       34         572,253,213     18.6      16.8      25.4
75.01 - 80.00 ................       62       1,301,467,882     42.3      38.3      57.3
80.01 - 83.33 ................        1          19,500,000      0.6       0.8       0.0
                                    ---      --------------    -----     -----     -----
                                    162      $3,079,909,568    100.0%    100.0%    100.0%
                                    ---      --------------    -----     -----     -----

MIN: 21.4%   MAX: 83.3%   WTD. AVERAGE: 71.9%

MATURITY DATE OR ARD LOAN-TO-VALUE RATIO

                                                                % OF
         RANGE OF                NUMBER OF     AGGREGATE      INITIAL     % OF     % OF
   MATURITY DATE OR ARD           MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
      LTV RATIOS (%)               LOANS        BALANCE       BALANCE   BALANCE   BALANCE
------------------------------   ---------   --------------   -------   -------   -------

3.61 - 5.00 ..................        1      $   15,583,811      0.5%      0.6%      0.0%
20.01 - 30.00 ................        1           1,200,000      0.0       0.0       0.0
30.01 - 40.00 ................        2           5,927,180      0.2       0.2       0.0
40.01 - 50.00 ................       10          88,585,077      2.9       2.8       3.0
50.01 - 55.00 ................        8         171,149,234      5.6       6.7       1.2
55.01 - 60.00 ................       16         174,186,884      5.7       7.0       0.4
60.01 - 65.00 ................       27         649,456,470     21.1      25.2       5.6
65.01 - 70.00 ................       51         850,385,625     27.6      26.2      33.0
70.01 - 75.00 ................       30         572,612,288     18.6      18.5      18.9
75.01 - 80.00 ................       15         531,323,000     17.3      11.8      37.9
80.01 - 83.33 ................        1          19,500,000      0.6       0.8       0.0
                                    ---      --------------    -----     -----     -----
                                    162      $3,079,909,568    100.0%    100.0%    100.0%
                                    ---      --------------    -----     -----     -----

MIN: 3.6%   MAX: 83.3%   WTD. AVERAGE: 67.3%

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       14

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
              MORTGAGE POOL CHARACTERISTICS AS OF THE CUT-OFF DATE
--------------------------------------------------------------------------------

ORIGINAL TERM TO MATURITY

                                                                % OF
             RANGE OF            NUMBER OF      AGGREGATE     INITIAL     % OF      % OF
         ORIGINAL TERM TO         MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
        MATURITY (MONTHS)          LOANS         BALANCE      BALANCE   BALANCE   BALANCE
------------------------------   ---------   --------------   -------   -------   -------

0 -- 60 ......................       21      $  452,623,059     14.7%     10.9%     29.3%
61 -- 84 .....................        1          11,500,000      0.4       0.5       0.0
109 -- 120 ...................      139       2,600,202,699     84.4      88.0      70.7
289 -- 300 ...................        1          15,583,811      0.5       0.6       0.0
                                    ---      --------------    -----     -----     -----
                                    162      $3,079,909,568    100.0%    100.0%    100.0%
                                    ---      --------------    -----     -----     -----

MIN: 60   MAX: 300   WTD. AVERAGE: 112

ORIGINAL AMORTIZATION TERM

                                                               % OF
             RANGE OF            NUMBER OF      AGGREGATE     INITIAL     % OF      % OF
      ORIGINAL AMORTIZATION       MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
          TERMS (MONTHS)           LOANS         BALANCE      BALANCE   BALANCE   BALANCE
------------------------------   ---------   --------------   -------   -------   -------

240 -- 264 ...................        2      $    5,687,232      0.2%      0.2%      0.0%
265 -- 300 ...................       12         213,739,100      6.9       8.8       0.0
349 -- 360 ...................       96       1,642,796,486     53.3      53.8      51.7
Non-Amortizing ...............       52       1,217,686,750     39.5      37.2      48.3
                                     --      --------------    -----     -----     -----
                                    162      $3,079,909,568    100.0%    100.0%    100.0%
                                    ---      --------------    -----     -----     -----

MIN: 240*   MAX: 360   WTD. AVERAGE: 353*

*    Excludes the non-amortizing loans.

ORIGINAL INTEREST-ONLY TERM

                                                               % OF
                                 NUMBER OF      AGGREGATE     INITIAL     % OF      % OF
                                  MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
        TYPE OF IO PERIOD          LOANS         BALANCE      BALANCE   BALANCE   BALANCE
------------------------------   ---------   --------------   -------   -------   -------

Amortizing -- No Partial
   Interest Only Period ......       44      $  446,846,030     14.5%     16.2%      8.1%
Partial Interest Only --
   Amortizing ................       66       1,415,376,788     46.0      46.6      43.6
1 -- 12 ......................        2          13,990,000      0.5       0.6       0.0
13 -- 24 .....................       12         263,395,000      8.6      10.8       0.0
25 -- 36 .....................       11         137,630,000      4.5       4.8       3.3
37 -- 48 .....................        9         246,240,138      8.0       7.6       9.5
49 -- 60 .....................       23         594,831,650     19.3      22.8       6.1
61 -- 72 .....................        5          73,530,000      2.4       0.0      11.4
73 -- 84 .....................        4          85,760,000      2.8       0.0      13.3
Non-Amortizing ...............       52       1,217,686,750     39.5      37.2      48.3
                                    ---      --------------    -----     -----     -----
                                    162      $3,079,909,568    100.0%    100.0%    100.0%
                                    ---      --------------    -----     -----     -----

MIN: 12   MAX: 84*   WTD. AVERAGE: 50*

*    Partial Interest-Only period excludes non-amortizing loans and amortizing loans that do not benefit from a partial Interest-Only period.

SEASONING

                                                                % OF
                                 NUMBER OF      AGGREGATE     INITIAL     % OF      % OF
                                  MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
        SEASONING (MONTHS)         LOANS         BALANCE      BALANCE   BALANCE   BALANCE
------------------------------   ---------   --------------   -------   -------   -------

0 -- 12 ......................      162      $3,079,909,568    100.0%    100.0%    100.0%
                                    ---      --------------    -----     -----     -----
                                    162      $3,079,909,568    100.0%    100.0%    100.0%
                                    ---      --------------    -----     -----     -----

MIN: 0   MAX:8   WTD. AVERAGE: 1

The sum of aggregate percentage calculations may not equal 100% due to rounding.

REMAINING TERM TO MATURITY

                                                                % OF
             RANGE OF            NUMBER OF      AGGREGATE     INITIAL     % OF      % OF
        REMAINING TERMS TO        MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
     MATURITY OR ARD (MONTHS)      LOANS         BALANCE      BALANCE   BALANCE   BALANCE
------------------------------   ---------   --------------   -------   -------   -------

55 -- 60 .....................        21     $  452,623,059     14.7%     10.9%     29.3%
61 -- 84 .....................         1         11,500,000      0.4       0.5       0.0
109 -- 120 ...................       139      2,600,202,699     84.4      88.0      70.7
289 -- 299 ...................         1         15,583,811      0.5       0.6       0.0
                                     ---     --------------    -----     -----     -----
                                     162     $3,079,909,568    100.0%    100.0%    100.0%
                                     ---     --------------    -----     -----     -----

MIN: 55   MAX: 299   WTD. AVERAGE: 111

REMAINING STATED AMORTIZATION TERM

                                                                % OF
             RANGE OF            NUMBER OF      AGGREGATE     INITIAL     % OF      % OF
       STATED AMORTIZATION        MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
          TERMS (MONTHS)           LOANS         BALANCE      BALANCE   BALANCE   BALANCE
------------------------------   ---------   --------------   -------   -------   -------

252 -- 264 ...................        2      $    5,687,232      0.2%      0.2%      0.0%
265 -- 300 ...................       12         213,739,100      6.9       8.8       0.0
349 -- 360 ...................       96       1,642,796,486     53.3      53.8      51.7
Non-Amortizing ...............       52       1,217,686,750     39.5      37.2      48.3
                                     --      --------------    -----     -----     -----
                                    162      $3,079,909,568    100.0%    100.0%    100.0%
                                    ---      --------------    -----     -----     -----

MIN: 239*   MAX: 360*   WTD. AVERAGE: 352*

*    Excludes the non-amortizing loans.

PREPAYMENT PROVISIONS SUMMARY

                                                                % OF
                                 NUMBER OF      AGGREGATE     INITIAL     % OF     % OF
                                  MORTGAGE    CUT-OFF DATE      POOL    GROUP 1   GROUP 2
     PREPAYMENT PROVISIONS         LOANS         BALANCE      BALANCE   BALANCE   BALANCE
------------------------------   ---------   --------------   -------   -------   -------

Lockout/Defeasance/Open ......      130      $2,373,563,011     77.1%     80.5%     64.0%
Lockout/Yield
   Maintenance/Open ..........       19         429,308,928     13.9      16.8       3.3
Yield Maintenance/Open .......       10         219,250,000      7.1       0.4      32.7
Lockout/Defeasance/
   Prepayment
   Penalty/Open ..............        2          36,987,630      1.2       1.5       0.0
Lockout/Defeasance or Yield
   Maintenance ...............        1          20,800,000      0.7       0.9       0.0
                                    ---      --------------    -----     -----     -----
TOTAL ........................      162      $3,079,909,568    100.0%    100.0%    100.0%
                                    ---      --------------    -----     -----     -----

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       15

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27
--------------------------------------------------------------------------------

MORTGAGE POOL CHARACTERISTICS AS OF THE CUT--OFF DATE
--------------------------------------------------------------------------------

TWENTY LARGEST MORTGAGE LOANS
--------------------------------------------------------------------------------

The following table and summaries describe the twenty largest Mortgage Loans or pools of Mortgage Loans in the Mortgage Pool by Cut-Off Date Balance:

              TWENTY LARGEST MORTGAGE LOANS BY CUT-OFF DATE BALANCE

                                                  NUMBER OF
                                                  MORTGAGE                               % OF      % OF
                                       MORTGAGE    LOANS /                             INITIAL   INITIAL
                                         LOAN     MORTGAGED    LOAN    CUT-OFF DATE      POOL     GROUP
              LOAN NAME                 SELLER   PROPERTIES   GROUP       BALANCE      BALANCE   BALANCE
------------------------------------   --------  ----------   -----   --------------   -------   -------

One Financial Place ................   Wachovia      1/1        1     $  163,600,000     5.3%      6.7%
Prime Outlets Pool II ..............   Wachovia      1/3        1        150,000,000     4.9       6.2%
One Illinois Center ................   Wachovia      1/1        1        148,500,000     4.8       6.1%
BlueLinx Holdings Pool .............   Wachovia     1/58        1        147,500,000     4.8       6.1%
RLJ Hotel Pool .....................   Wachovia     1/43        1        146,092,500     4.7       6.0%
500-512 Seventh Avenue .............   Wachovia      1/1        1        137,314,250     4.5       5.6%
Glendale Center ....................   Nomura        1/1        1        125,000,000     4.1       5.1%
Harden Ranch Plaza .................   Wachovia      1/1        1         75,700,000     2.5       3.1%
Bacara and Montelena at the
   Canyons .........................   Wachovia      1/1        2         63,000,000     2.0       9.8%
Yuma Palms Regional Center .........   Nomura        1/1        1         62,530,000     2.0       2.6%
                                                  --------            --------------    ----
                                                  10 / 111            $1,219,236,750    39.6%
                                                  ========            ==============    ====
Pan Am Building ....................   Nomura        1/1        1     $   60,000,000     1.9%      2.5%
Embassy Suites - South Lake
   Tahoe, CA .......................   Nomura        1/1        1         59,358,227     1.9       2.4%
Sierra Health Services .............   Wachovia      1/1        1         50,750,000     1.6       2.1%
Beverly Hills Office Pool ..........   Wachovia      1/3        1         47,000,000     1.5       1.9%
Michigan Multifamily Portfolio .....   Wachovia      4/4        2         46,300,000     1.5       7.2%
Montecito Plaza ....................   Wachovia      1/1        1         45,000,000     1.5       1.8%
AIM Investments Corporate
   Campus ..........................   Wachovia      1/1        1         43,700,000     1.4       1.8%
Shorepark at Riverlake .............   Wachovia      1/1        2         38,800,000     1.3       6.0%
National Bank Plaza ................   Wachovia      1/1        1         35,600,000     1.2       1.5%
Vista Pointe Apartment Homes .......   Wachovia      1/1        2         35,400,000     1.1       5.5%
                                                  --------            --------------    ----
                                                   13 / 15            $  461,908,227    15.0%
                                                  ========            ==============    ====
                                                  23 / 126            $1,681,144,977    54.6%
                                                  ========            ==============    ====

                                                                                                       WEIGHTED
                                                            CUT-OFF DATE                WEIGHTED       AVERAGE     WEIGHTED
                                                               BALANCE     WEIGHTED      AVERAGE      LTV RATIO     AVERAGE
                                            PROPERTY        PER SF/UNIT/    AVERAGE   CUT-OFF DATE   AT MATURITY   MORTGAGE
              LOAN NAME                       TYPE              ROOM*        DSCR*     LTV RATIO*      OR ARD*       RATE
------------------------------------   ------------------   ------------   --------   ------------   -----------   --------

One Financial Place ................   Office - CBD           $    160       1.82x        62.9%         62.9%       5.914%
Prime Outlets Pool II ..............   Retail - Outlet        $    198       1.20x        77.3%         68.2%       5.795%
One Illinois Center ................   Office - CBD           $    148       1.20x        72.6%         68.2%       6.290%
BlueLinx Holdings Pool .............   Various - Various      $     33       1.24x        79.2%         74.5%       6.350%
                                       Hospitality -
RLJ Hotel Pool .....................   Various                $ 92,936       1.37x        68.9%         63.1%       6.294%
500-512 Seventh Avenue .............   Office - CBD           $    235       1.17x        68.7%         52.7%       5.706%
Glendale Center ....................   Office - CBD           $    327       1.38x        79.6%         79.6%       5.818%
Harden Ranch Plaza .................   Retail - Anchored      $    171       1.21x        64.1%         59.9%       5.850%
Bacara and Montelena at the            Multifamily -
   Canyons .........................   Conventional           $100,159       1.20x        77.8%         77.8%       6.500%
Yuma Palms Regional Center .........   Retail - Anchored      $    156       1.59x        63.8%         63.8%       5.470%
                                                                             1.34X        71.8%         66.8%       6.014%
Pan Am Building ....................   Office - CBD           $    285       1.15x        77.9%         77.9%       6.170%
Embassy Suites - South Lake            Hospitality - Full
 Tahoe, CA .........................   Service                $148,396       1.39x        74.9%         64.6%       6.600%
Sierra Health Services .............   Office - Suburban      $    249       1.74x        68.3%         68.3%       5.550%
Beverly Hills Office Pool ..........   Office - Suburban      $    225       1.23x        79.1%         79.1%       7.100%
                                       Multifamily -
Michigan Multifamily Portfolio .....   Conventional           $ 53,036       1.24x        72.0%         66.3%       6.070%
Montecito Plaza ....................   Retail - Anchored      $    343       1.29x        69.2%         69.2%       6.090%
AIM Investments Corporate
   Campus ..........................   Office - Suburban      $    166       1.63x        62.8%         62.8%       6.030%
                                       Multifamily -
Shorepark at Riverlake .............   Conventional           $ 98,728       1.24x        76.1%         76.1%       6.300%
National Bank Plaza ................   Office - Suburban      $    134       1.30x        74.2%         74.2%       6.180%
                                       Multifamily -
Vista Pointe Apartment Homes .......   Conventional           $123,776       1.27x        66.4%         66.4%       6.240%
                                                                             1.35X        72.4%         70.5%       6.238%
                                                                             1.35X        72.0%         67.8%       6.075%

----------
*    Each of the Prime Outlets Pool II Loan, the BlueLinx Holdings Pool Loan,
     the RLJ Hotel Pool Loan and the 500-512 Seventh Avenue Loan is part of a split loan structure that includes one or more pari passu companion loans that are not included in the Trust Fund. With respect to these Mortgage
     Loans, unless otherwise specified, the calculations of LTV ratios, DSC ratios and Cut-Off Date Balance per square foot/room are based on the aggregate indebtedness of or debt service on, as applicable, each such
     Mortgage Loan and the related pari passu companion loan, but not any related subordinate companion loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       16

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                               ONE FINANCIAL PLACE
--------------------------------------------------------------------------------

                   [PICTURES OF ONE FINANCIAL PLACE OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       17

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                               ONE FINANCIAL PLACE
--------------------------------------------------------------------------------

                      [MAP OF ONE FINANCIAL PLACE OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       18

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                               ONE FINANCIAL PLACE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                   Wachovia
CUT-OFF DATE BALANCE                                               $163,600,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     5.3%
NUMBER OF MORTGAGE LOANS                                                      1
LOAN PURPOSE                                                        Acquisition
SPONSOR                              Beacon Capital Strategic Partners IV, L.P.
TYPE OF SECURITY                                                            Fee
MORTGAGE RATE                                                          5.913617%
MATURITY DATE                                                   August 11, 2011
AMORTIZATION TYPE                                                 Interest-Only
INTEREST ONLY PERIOD                                                         60
ORIGINAL TERM / AMORTIZATION                                            60 / IO
REMAINING TERM / AMORTIZATION                                           60 / IO
LOCKBOX                                                                     Yes
UP-FRONT RESERVES
   REPLACEMENT                            $4,000,000
   TI/LC                                  $7,000,000
   FREE RENT(1)                           $2,878,715
   OUTSTANDING TI/LC OBLIGATIONS(2)       $1,627,794
ONGOING ANNUAL RESERVES
   TAX/INSURANCE(3)                       Springing
   REPLACEMENT(4)                         Springing
ADDITIONAL FINANCING(5)                   B-Note                   $ 25,000,000

                                                         WHOLE MORTGAGE
                                           TRUST ASSET         LOAN
                                          ------------   --------------
CUT-OFF DATE BALANCE                      $163,600,000    $188,600,000
CUT-OFF DATE BALANCE/SF                   $        160    $        185
CUT-OFF DATE LTV                                  62.9%           72.5%
MATURITY DATE LTV                                 62.9%           72.5%
UW DSCR ON NCF                                    1.82x           1.52x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                1
LOCATION                                                            Chicago, IL
PROPERTY TYPE                                                     Office -- CBD
SIZE (SF)                                                             1,019,325
OCCUPANCY AS OF MAY 31, 2006                                               88.3%
YEAR BUILT / YEAR RENOVATED                                           1984 / NA
APPRAISED VALUE                                                    $260,000,000
PROPERTY MANAGEMENT                           OFP Illinois Property Manager LLC
UW ECONOMIC OCCUPANCY                                                      86.9%
UW REVENUES                                                        $ 33,409,483
UW TOTAL EXPENSES                                                  $ 14,811,709
UW NET OPERATING INCOME (NOI)                                      $ 18,597,774
UW NET CASH FLOW (NCF)                                             $ 17,576,432
--------------------------------------------------------------------------------

(1)  Escrowed for tenants with free rent periods.

(2)  Escrowed for existing landlord TI/LC obligations.

(3)  Monthly deposits to the tax and insurance reserves will be required upon an event of default described in the related Mortgage Loan documents.

(4)  Monthly deposits to the replacement reserves will be required upon an event of default described in the related Mortgage Loan documents.

(5)  Future mezzanine debt is permitted, subject to a maximum combined LTV ratio of 80.0% and a minimum combined DSC ratio of 1.20x, as described in the related Mortgage Loan documents.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       19

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                               ONE FINANCIAL PLACE
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                                                        % OF
                                                                                                        TOTAL
                                                             NET     % OF NET                          ANNUAL
                                           RATINGS(1)      RENTABLE  RENTABLE  BASE RENT  ANNUAL BASE   BASE
TENANT                                 MOODY'S/S&P/FITCH  AREA (SF)    AREA       PSF         RENT      RENT    LEASE EXPIRATION
-------------------------------------  -----------------  ---------  --------  ---------  -----------  ------  ------------------

MAJOR TENANTS
   Goldman Sachs Execution &
      Clearing, L.P. ................      Aa3/A+/AA-       164,674    16.2%     $22.83   $ 3,759,928   20.7%      April 2011
   Chicago Stock Exchange Service ...       NR/NR/NR        152,050    14.9      $23.46     3,566,676   19.7   Multiple Spaces(2)
   Merrill Lynch ....................      Aa3/A+/AA-       125,267    12.3      $18.00     2,254,806   12.4   Multiple Spaces(3)
   Man Financial ....................      Baa1/NR/A-        59,262     5.8      $16.29       965,451    5.3   Multiple Spaces(4)
   Morgan Stanley & Co. .............      Aa3/A+/AA-        57,575     5.6      $25.18     1,449,739    8.0      December 2007
                                                          ---------   -----               -----------  -----
   TOTAL MAJOR TENANTS ..............                       558,828    54.8%     $21.47   $11,996,600   66.1%
NON-MAJOR TENANTS ...................                       341,296    33.5      $18.03     6,152,547   33.9
                                                          ---------   -----               -----------  -----
OCCUPIED TOTAL ......................                       900,124    88.3%     $20.16   $18,149,146  100.0%
VACANT SPACE ........................                       119,201    11.7               ===========  =====
                                                          ---------   -----
TOTAL ...............................                     1,019,325   100.0%
                                                          =========   =====

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  While the majority of the square footage expires in June 2015, approximately 502 square feet expire in April 2015.

(3)  Under the terms of multiple leases, approximately 5,436 square feet expire in July 2007, approximately 26,153 square feet expire in August 2007 and approximately 93,678 square feet expire in January 2014.

(4)  Under the terms of multiple leases, approximately 9,378 square feet expire on a month-to-month basis and approximately 49,884 square feet expire in
     December 2016.

                            LEASE EXPIRATION SCHEDULE

            # OF LEASES  WA BASE RENT/SF  TOTAL SF  % OF TOTAL SF  CUMULATIVE % OF SF  % OF BASE RENT  CUMULATIVE % OF BASE
    YEAR      EXPIRING       EXPIRING     EXPIRING    EXPIRING*         ROLLING*          ROLLING*        RENT ROLLING*
----------  -----------  ---------------  --------  -------------  ------------------  --------------  --------------------

    2006          9           $16.68        25,637       2.5%              2.5%              2.4%               2.4%
    2007         12           $20.92       167,716      16.5%             19.0%             19.3%              21.7%
    2008          1           $26.00         9,309       0.9%             19.9%              1.3%              23.0%
    2009         15           $12.25       108,973      10.7%             30.6%              7.4%              30.4%
    2010          6           $19.74        39,922       3.9%             34.5%              4.3%              34.7%
    2011          7           $22.79       175,704      17.2%             51.7%             22.1%              56.8%
    2012          1           $39.60           989       0.1%             51.8%              0.2%              57.0%
    2013          1           $31.69         3,811       0.4%             52.2%              0.7%              57.7%
    2014          3           $19.07       135,075      13.3%             65.4%             14.2%              71.9%
    2015         12           $23.01       170,718      16.7%             82.2%             21.6%              93.5%
    2016          5           $18.95        62,270       6.1%             88.3%              6.5%             100.0%
Thereafter        2           $ 0.00             0       0.0%             88.3%              0.0%             100.0%
   Vacant         0               NA       119,201      11.7%            100.0%              0.0%             100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       20

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                               ONE FINANCIAL PLACE
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "One Financial Place Loan") is secured by a first deed of trust encumbering an office building located in Chicago,
     Illinois. The One Financial Place Loan represents approximately 5.3% of the
     Cut-Off Date Pool Balance. The One Financial Place Loan was originated on
     July 13, 2006 and has a principal balance as of the Cut-Off Date of
     $163,600,000. The One Financial Place Loan is a portion of a whole loan with an original principal balance of $188,600,000. The other loan related to the One Financial Place Loan is evidenced by a separate subordinate note, dated July 13, 2006 (the "One Financial Place Subordinate Companion
     Loan"), with an original principal balance of $25,000,000. The One
     Financial Place Subordinate Companion Loan will not be an asset of the
     Trust Fund. The One Financial Place Loan and the One Financial Place
     Subordinate Companion Loan are governed by an intercreditor and servicing agreement, as described in the Prospectus Supplement under "DESCRIPTION OF
     THE MORTGAGE POOL -- Co-Lender Loans" and will be serviced pursuant to the terms of the pooling and servicing agreement. The One Financial Place Loan provides for interest-only payments for the entire loan term.

     The One Financial Place Loan has a remaining term of 60 months and matures on August 11, 2011. The One Financial Place Loan may be prepaid with the payment of a yield maintenance premium on or after September 11, 2008, and may be prepaid without payment of a yield maintenance premium on or after
     February 11, 2011.

o    THE BORROWER. The borrower is One Financial Place Property LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the One Financial Place Loan.
     The sponsor of the borrower is Beacon Capital Strategic Partners IV, L.P., an affiliate of Beacon Capital Partners, LLC ("Beacon"). Beacon is a
     Boston-based real estate investment firm experienced in acquisitions, dispositions, asset management, development and financing of office properties throughout the United States and western Europe. Since its inception in 1998, Beacon has raised $4.5 billion of capital.

o    THE PROPERTY. The Mortgaged Property is an approximately 1,019,325 square foot office building situated on approximately 2.5 acres. The Mortgaged
     Property was constructed in 1984. The Mortgaged Property is located in
     Chicago, Illinois. As of May 31, 2006, the occupancy rate for the Mortgaged
     Property securing the One Financial Place Loan was approximately 88.3%.

     The largest tenant is Goldman Sachs Execution & Clearing, L.P. ("GSEC"), previously First Options of Chicago, Inc., occupying approximately 164,674 square feet, or approximately 16.2% of the net rentable area. A wholly-owned subsidiary of Goldman, Sachs & Co.'s ("GS&Co") Trading and
     Principal Investments business line, GSEC facilitates electronic transactions and provides clearing and prime brokerage services to the institutional and broker-dealer community. As of July 25, 2006, GS&Co was rated "A+" (S&P), "Aa3" (Moody's) and "AA-" (Fitch). The GSEC lease expires in April 2011. The second largest tenant is the Chicago Stock Exchange
     Service ("CHX"), occupying approximately 152,050 square feet, or approximately 14.9% of the net rentable area. Founded in 1882, CHX is a self-regulatory organization under the oversight of the SEC, which provides an auction market for the purchase and sale of equity securities. CHX consists of approximately 200 member organizations and has more than 200 employees. CHX trades more than 3,500 NYSE, Amex, NASDAQ and CHX-exclusive issues. The CHX lease expires in June 2015, with 502 square feet expiring in April 2015. The third largest tenant is Merrill Lynch, occupying approximately 125,267 square feet, or approximately 12.3% of the net rentable area. Merrill Lynch offers financial services for private, institutional and government clients, including mutual fund, insurance, annuity, trust and clearing services, in addition to traditional investment banking and brokerage. As of July 25, 2006, Merrill Lynch was rated "A+"
     (S&P), "Aa3" (Moody's) and "AA-" (Fitch). The Merrill Lynch lease expires in various years, with 5,436 square feet expiring in July 2007, 26,153 square feet expiring in August 2007 and 93,678 square feet expiring in
     January 2014.

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable leases are deposited into a mortgagee-designated lockbox account.

o    MANAGEMENT. OFP Illinois Property Manager LLC, an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the One
     Financial Place Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       21

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       22

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                              PRIME OUTLETS POOL II
--------------------------------------------------------------------------------

                   [PICTURES OF PRIME OUTLETS POOL II OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       23

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                              PRIME OUTLETS POOL II
--------------------------------------------------------------------------------

                     [MAP OF PRIME OUTLETS POOL II OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       24

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                              PRIME OUTLETS POOL II
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $150,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     4.9%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                      David Lichstenstein
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                            5.7953%
MATURITY DATE                                                     April 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          24
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          116 / 360
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
   TAX/INSURANCE                                      Yes
   ENGINEERING(1)                              $1,303,125
   OUTSTANDING TI/LC(2)                        $  602,560

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                                      Yes
   REPLACEMENT                                 $  242,040
   TI/LC                                       $1,896,735

ADDITIONAL FINANCING                      Pari Passu Debt   $150,000,000
                                                   B-Note   $ 17,000,000

                                                             WHOLE
                                           PARI PASSU      MORTGAGE
                                            NOTES(3)         LOAN
                                          ------------   ------------
CUT-OFF DATE BALANCE                      $300,000,000   $317,000,000
CUT-OFF DATE BALANCE/SF                   $        198   $        209
CUT-OFF DATE LTV                                  77.3%          81.7%
MATURITY DATE LTV                                 68.2%          72.3%
UW DSCR ON NCF                                    1.20x          1.12x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                 3
LOCATION                                        Birch Run, MI; Williamsburg, VA;
                                                                  Hagerstown, MD
PROPERTY TYPE                                                   Retail -- Outlet
SIZE (SF)                                                              1,517,440
OCCUPANCY AS OF JULY 17, 2006                                              92.1%
YEAR BUILT / YEAR RENOVATED                                    Various / Various
APPRAISED VALUE                                                     $388,000,000
PROPERTY MANAGEMENT                        Prime Retail Property Management, LLC
UW ECONOMIC OCCUPANCY                                                      91.0%
UW REVENUES                                                          $39,562,074
UW TOTAL EXPENSES                                                    $12,938,060
UW NET OPERATING INCOME (NOI)                                        $26,624,013
UW NET CASH FLOW (NCF)                                               $25,341,124

(1)  The up-front engineering reserve of $1,303,125 is 125.0% of the anticipated cost of repairs to the Williamsburg Mortgaged Property ($521,875) and the
     Birch Run Mortgaged Property ($781,250).

(2)  The up-front TI/LC reserve of $602,560 is identified for: Ann Taylor at the
     Birch Run Mortgaged Property - $455,000; GAP Kids at Hagerstown Mortgaged
     Property - $135,060 and Michael Kors at the Williamsburg Mortgaged Property
     - $12,500.

(3)  LTV ratios, DSC ratios and Cut-Off Date Balance/SF were derived based upon the aggregate indebtedness of or debt service on, as applicable, the Prime
     Outlets Pool II Loan and the Prime Outlets Pool II Pari Passu Companion
     Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       25

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                              PRIME OUTLETS POOL II
--------------------------------------------------------------------------------

                              PRIME OUTLETS POOL II

                                                                              ALLOCATED
                                                                               CUT-OFF
                                          ALLOCATED       YEAR        NET        DATE
                          PROPERTY      CUT-OFF DATE    BUILT /     RENTABLE   BALANCE
    PROPERTY NAME         LOCATION         BALANCE     RENOVATED   AREA (SF)    PER SF
--------------------  ----------------  ------------  -----------  ---------  ---------

Prime Outlets at
   Birch Run .......  Birch Run, MI     $106,725,900  1986 / 2005    682,312     $156
Prime Outlets at
   Williamsburg ....  Williamsburg, VA   103,599,615  1988 / 2005    349,787     $296
Prime Outlets at
   Hagerstown ......  Hagerstown, MD      89,674,485  1998 / 2004    485,341     $185
                                        ------------               ---------
                                        $300,000,000               1,517,440     $198
                                        ============               =========

                                             UNDERWRITTEN                APPRAISED
                                      UW          NET        APPRAISED     VALUE
    PROPERTY NAME     OCCUPANCY*  OCCUPANCY    CASH FLOW       VALUE       PER SF
--------------------  ----------  ---------  ------------  ------------  ---------

Prime Outlets at
   Birch Run .......     84.1%      85.0%     $ 9,065,473  $140,000,000     $205
Prime Outlets at
   Williamsburg ....     99.9%      95.0%       8,723,934   132,000,000     $377
Prime Outlets at
   Hagerstown ......     97.7%      95.0%       7,551,717   116,000,000     $239
                                              -----------  ------------
                         92.1%      91.0%     $25,341,124  $388,000,000     $256
                                              ===========  ============

*    Occupancy date as of July 17, 2006 for all Mortgaged Properties.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       26

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                             PRIME OUTLETS POOL II
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                                                                         % OF
                                                                                                                        TOTAL
                                                                                      % OF NET                          ANNUAL
                                     RATINGS(1)         NUMBER OF      NET RENTABLE   RENTABLE  BASE RENT     ANNUAL     BASE
TENANT                           MOODY'S/S&P/FITCH   POOL PROPERTIES     AREA (SF)      AREA       PSF      BASE RENT    RENT
-------------------------------  -----------------  -----------------  ------------  ---------  ---------  -----------  ------

TOP 10 TENANTS
   Wolf Furniture(2) ..........       NR/NR/NR              1               66,829        4.4%  $  0.00    $         0    0.0%
   Nike .......................       A2/A+/NR              3               39,777        2.6   $ 15.53        617,566    2.4
   Gap ........................    Baa3/BBB-/BBB-           3               35,139        2.3   $ 14.75        518,251    2.0
   L.L. Bean ..................       NR/NR/NR              2               33,064        2.2   $ 14.45        477,742    1.9
   Reebok .....................      Baa2/NR/NR             3               30,227        2.0   $ 17.01        514,086    2.0
   Pottery Barn ...............       NR/NR/NR              1               30,000        2.0   $  8.14        244,200    0.9
   Liz Claiborne ..............     Baa2/BBB/NR             3               29,016        1.9   $ 13.59        394,424    1.5
   Bass .......................       NR/NR/NR              3               28,576        1.9   $ 13.36        381,856    1.5
   Polo Ralph Lauren ..........     Baa2/BBB+/NR            3               27,583        1.8   $ 10.14        279,822    1.1
   Banana Republic ............    Baa3/BBB-/BBB-           3               24,702        1.6   $ 16.71        412,650    1.6
   TOTAL TOP 10 TENANTS .......                                          ---------      -----              -----------  ------
                                                                           344,913       22.7%  $ 11.13    $ 3,840,597   14.9%
NON-MAJOR TENANTS .............                                          1,052,029       69.3   $ 20.80     21,877,293   85.1
                                                                         ---------      -----              -----------  ------
OCCUPIED TOTAL ................                                          1,396,942       92.1%  $ 18.41    $25,717,890  100.0%
                                                                                                           ===========  ======
VACANT SPACE ..................                                            120,498        7.9
                                                                         ---------      -----
TOTAL .........................                                          1,517,440      100.0%
                                                                         =========      =====

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  The tenant pays percentage rent only in lieu of base rent.

                            LEASE EXPIRATION SCHEDULE

                         WA BASE                                                               CUMULATIVE %
            # OF LEASES  RENT/SF  TOTAL SF  % OF TOTAL SF  CUMULATIVE % OF SF  % OF BASE RENT  OF BASE RENT
   YEAR       ROLLING    ROLLING   ROLLING     ROLLING*          ROLLING*          ROLLING*      ROLLING*
----------  -----------  -------  --------  -------------  ------------------  --------------  ------------

   2006          40       $17.86   170,813       11.3%             11.3%            11.9%           11.9%
   2007          42       $18.86   177,620       11.7%             23.0%            13.0%           24.9%
   2008          69       $17.44   297,414       19.6%             42.6%            20.2%           45.0%
   2009          41       $14.65   222,208       14.6%             57.2%            12.7%           57.7%
   2010          51       $19.70   197,327       13.0%             70.2%            15.1%           72.8%
   2011          18       $16.23   122,504        8.1%             78.3%             7.7%           80.5%
   2012          12       $22.76    56,108        3.7%             82.0%             5.0%           85.5%
   2013           5       $22.85    17,858        1.2%             83.2%             1.6%           87.1%
   2014          13       $26.79    39,977        2.6%             85.8%             4.2%           91.3%
   2015           9       $25.99    27,019        1.8%             87.6%             2.7%           94.0%
   2016          14       $21.12    62,283        4.1%             91.7%             5.1%           99.1%
Thereafter        3       $39.24     5,811        0.4%             92.1%             0.9%          100.0%
  Vacant          0           NA   120,498        7.9%            100.0%             0.0%          100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       27

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27
                             PRIME OUTLETS POOL II

--------------------------------------------------------------------------------
                           PRIME OUTLETS AT BIRCH RUN
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                              % OF NET                         % OF TOTAL
                                 RATINGS(1)     NET RENTABLE  RENTABLE  BASE RENT    ANNUAL      ANNUAL          LEASE
TENANT                       MOODY'S/S&P/FITCH    AREA (SF)     AREA       PSF      BASE RENT   BASE RENT      EXPIRATION
---------------------------  -----------------  ------------  --------  ---------  ----------  ----------  -----------------

MAJOR TENANTS
   Pottery Barn ...........       NR/NR/NR          30,000        4.4%  $  8.14    $  244,200       2.6%      January 2011
   Vanity Fair ............       A3/A-/NR          23,975        3.5   $  6.71       160,872       1.7       December 2008
   Gap ....................    Baa3/BBB-/BBB-       17,160        2.5   $ 10.99       188,594       2.0    Multiple Spaces(2)
   Bass ...................       NR/NR/NR          12,500        1.8   $  7.58        94,778       1.0    Multiple Spaces(3)
   Nike ...................       A2/A+/NR          12,500        1.8   $ 17.00       212,500       2.2      September 2009
                                                   -------      -----              ----------     -----
 TOTAL MAJOR TENANTS ......                         96,135       14.1%  $  9.37    $  900,944       9.5%
NON-MAJOR TENANTS .........                        477,373       70.0   $ 17.97     8,578,889      90.5
                                                   -------      -----              ----------     -----
OCCUPIED TOTAL ............                        573,508       84.1%  $ 16.53    $9,479,833     100.0%
VACANT SPACE ..............                        108,804       15.9              ==========     =====
                                                   -------      -----
TOTAL .....................                        682,312      100.0%
                                                   =======      =====

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  Under the terms of multiple leases, approximately 8,160 square feet expire in December 2007 and approximately 9,000 square feet expire in May 2009.

(3)  Under the terms of multiple leases, approximately 8,500 square feet expire in June 2009 and approximately 4,000 square feet expire in June 2010.

                            LEASE EXPIRATION SCHEDULE

                         WA BASE                                                               CUMULATIVE %
            # OF LEASES  RENT/SF  TOTAL SF  % OF TOTAL SF  CUMULATIVE % OF SF  % OF BASE RENT  OF BASE RENT
   YEAR       ROLLING    ROLLING   ROLLING     ROLLING*         ROLLING*          ROLLING*       ROLLING*
----------  -----------  -------  --------  -------------  ------------------  --------------  ------------

   2006          20      $ 17.52    90,502      13.3%              13.3%             16.7%          16.7%
   2007          19      $ 15.92    82,098      12.0%              25.3%             13.8%          30.5%
   2008          14      $ 15.74    91,487      13.4%              38.7%             15.2%          45.7%
   2009          19      $ 17.36    83,102      12.2%              50.9%             15.2%          60.9%
   2010          20      $ 14.85    89,721      13.1%              64.0%             14.1%          75.0%
   2011           7      $ 12.22    55,519       8.1%              72.2%              7.2%          82.1%
   2012           5      $ 23.17    15,088       2.2%              74.4%              3.7%          85.8%
   2013           2      $ 19.51    10,100       1.5%              75.9%              2.1%          87.9%
   2014           4      $ 20.76    12,806       1.9%              77.7%              2.8%          90.7%
   2015           4      $ 19.94    17,853       2.6%              80.4%              3.8%          94.5%
   2016           5      $ 20.78    25,232       3.7%              84.1%              5.5%         100.0%
Thereafter        0      $  0.00         0       0.0%              84.1%              0.0%         100.0%
  Vacant          0           NA   108,804      15.9%             100.0%              0.0%         100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       28

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                              PRIME OUTLETS POOL II
--------------------------------------------------------------------------------

PRIME OUTLETS AT WILLIAMSBURG

                                 TENANT SUMMARY

                                                             % OF NET                         % OF TOTAL
                                 RATING*       NET RENTABLE  RENTABLE  BASE RENT    ANNUAL      ANNUAL         LEASE
TENANT                      MOODY'S/S&P/FITCH    AREA (SF)     AREA       PSF     BASE RENT    BASE RENT    EXPIRATION
--------------------------  -----------------  ------------  --------  ---------  ----------  ----------  --------------

MAJOR TENANTS
   L.L. Bean .............       NR/NR/NR          15,970        4.6%    $16.00   $  255,520       2.9%     August 2012
   Nike ..................       A2/A+/NR          13,852        4.0     $18.00      249,336       2.8    September 2010
   Polo Ralph Lauren .....     Baa2/BBB+/NR        10,045        2.9     $ 9.90       99,445       1.1     October 2011
   Reebok ................      Baa2/NR/NR         10,000        2.9     $15.00      150,000       1.7     November 2007
   Gap ...................    Baa3/BBB-/BBB-        9,007        2.6     $24.15      217,507       2.4     October 2009
                                                   ------      -----              ----------     -----
   TOTAL MAJOR TENANTS ...                         58,874       16.8%    $16.51   $  971,808      10.9%
NON-MAJOR TENANTS ........                        290,613       83.1     $27.47    7,983,296      89.1
                                                  -------      -----              ----------     -----
OCCUPIED TOTAL ...........                        349,487       99.9%    $25.62   $8,955,104     100.0%
                                                                                  ==========     =====
VACANT SPACE .............                            300        0.1
                                                  -------      -----
TOTAL ....................                        349,787      100.0%
                                                  =======      =====

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

                         WA BASE                                                               CUMULATIVE %
            # OF LEASES  RENT/SF  TOTAL SF  % OF TOTAL SF  CUMULATIVE % OF SF  % OF BASE RENT  OF BASE RENT
   YEAR       ROLLING    ROLLING   ROLLING     ROLLING*         ROLLING*          ROLLING*     ROLLING*
----------  -----------  -------  --------  -------------  ------------------  --------------  ------------

    2006          9       $24.44   26,326        7.5%               7.5%             7.2%            7.2%
    2007         14       $23.34   62,647       17.9%              25.4%            16.3%           23.5%
    2008         13       $23.14   43,869       12.5%              38.0%            11.3%           34.8%
    2009         11       $27.44   43,685       12.5%              50.5%            13.4%           48.2%
    2010         14       $29.41   50,284       14.4%              64.8%            16.5%           64.7%
    2011          8       $21.71   40,961       11.7%              76.6%             9.9%           74.7%
    2012          5       $23.38   33,290        9.5%              86.1%             8.7%           83.4%
    2013          2       $30.66    5,358        1.5%              87.6%             1.8%           85.2%
    2014          6       $33.11   17,368        5.0%              92.6%             6.4%           91.6%
    2015          4       $42.68    7,189        2.1%              94.6%             3.4%           95.0%
    2016          4       $22.50   16,760        4.8%              99.4%             4.2%           99.3%
Thereafter        1       $38.00    1,750        0.5%              99.9%             0.7%          100.0%
  Vacant          0           NA      300        0.1%             100.0%             0.0%          100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       29

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                              PRIME OUTLETS POOL II
--------------------------------------------------------------------------------

PRIME OUTLETS AT HAGERSTOWN

                                 TENANT SUMMARY

                                                                 % OF NET                         % OF TOTAL
                                    RATINGS(1)     NET RENTABLE  RENTABLE  BASE RENT    ANNUAL      ANNUAL       LEASE
TENANT                          MOODY'S/S&P/FITCH    AREA (SF)     AREA       PSF      BASE RENT  BASE RENT   EXPIRATION
------------------------------  -----------------  ------------  --------  ---------  ----------  ----------  ----------

MAJOR TENANTS
   Wolf Furniture(2) .........       NR/NR/NR          66,829       13.8%    $ 0.00   $        0      0.0%     May 2009
   L.L. Bean .................       NR/NR/NR          17,094        3.5     $13.00      222,222      3.1     April 2011
   Nike ......................       A2/A+/NR          13,425        2.8     $11.60      155,730      2.1      July 2008
   Liz Claiborne .............     Baa2/BBB/NR         12,016        2.5     $14.00      168,224      2.3     April 2010
   Reebok/Rockport ...........      Baa2/NR/NR          9,911        2.0     $18.00      178,398      2.4      July 2008
                                                      -------      -----              ----------    -----
   TOTAL MAJOR TENANTS .......                        119,275       24.6%    $ 6.07   $  724,574      9.9%
NON-MAJOR TENANTS ............                        354,672       73.1     $18.49    6,558,379     90.1
                                                      -------      -----              ----------    -----
OCCUPIED TOTAL ...............                        473,947       97.7%    $15.37   $7,282,953    100.0%
                                                                                      ==========    =====
VACANT SPACE .................                         11,394        2.3
                                                      -------      -----
TOTAL ........................                        485,341      100.0%
                                                      =======      =====

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  The tenant pays percentage rent only in lieu of base rent.

                            LEASE EXPIRATION SCHEDULE

                         WA BASE                                                               CUMULATIVE %
            # OF LEASES  RENT/SF  TOTAL SF  % OF TOTAL SF  CUMULATIVE % OF SF  % OF BASE RENT  OF BASE RENT
   YEAR       ROLLING    ROLLING   ROLLING     ROLLING*         ROLLING*          ROLLING*       ROLLING*
------------------------ ------------------ -------------- ------------------- --------------- ------------

   2006         11       $ 15.21    53,985      11.1%              11.1%            11.3%           11.3%
   2007          9       $ 17.66    32,875       6.8%              17.9%             8.0%           19.2%
   2008         42       $ 16.85   162,058      33.4%              51.3%            37.5%           56.7%
   2009         11       $  6.42    95,421      19.7%              70.9%             8.4%           65.2%
   2010         17       $ 18.77    57,322      11.8%              82.8%            14.8%           79.9%
   2011          3       $ 16.13    26,024       5.4%              88.1%             5.8%           85.7%
   2012          2       $ 19.32     7,730       1.6%              89.7%             2.1%           87.7%
   2013          1       $ 19.50     2,400       0.5%              90.2%             0.6%           88.4%
   2014          3       $ 23.49     9,803       2.0%              92.2%             3.2%           91.6%
   2015          1       $ 20.00     1,977       0.4%              92.6%             0.5%           92.1%
   2016          5       $ 20.41    20,291       4.2%              96.8%             5.7%           97.8%
Thereafter       2       $ 39.77     4,061       0.8%              97.7%             2.2%          100.0%
  Vacant         0            NA    11,394       2.3%             100.0%             0.0%          100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       30

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                              PRIME OUTLETS POOL II
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Prime Outlets Pool II Loan") is secured by first mortgages or deeds of trust encumbering three retail outlet centers located throughout the United States. The Prime Outlets Pool II
     Loan represents approximately 4.9% of the Cut-Off Date Pool Balance. The
     Prime Outlets Pool II Loan was originated on March 31, 2006 and has a principal balance as of the Cut-Off Date of $150,000,000. The Prime Outlets
     Pool II Loan, which is evidenced by a pari passu note, dated March 31,
     2006, is a portion of a whole loan with an original principal balance of
     $317,000,000. The other loans related to the Prime Outlets Pool II Loan are evidenced by two separate notes, each dated March 31, 2006 (the "Prime
     Outlets Pool II Pari Passu Companion Loan" and the "Prime Outlets Pool II
     Subordinate Companion Loan" and, collectively with the Prime Outlets Pool
     II Loan, the "Prime Outlets Pool II Whole Loan"), with original principal balances of $150,000,000 and $17,000,000, respectively. The Prime Outlets
     Pool II Loan, the Prime Outlets Pool II Pari Passu Companion Loan and the
     Prime Outlets Pool II Subordinate Companion Loan are governed by two intercreditor and servicing agreements and will be serviced pursuant to the terms of the pooling and servicing agreement relating to the Wachovia Bank
     Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates,
     Series 2006-C26 transaction, as described in the Prospectus Supplement under "DESCRIPTION OF THE MORTGAGE POOL--Co-Lender Loans" and "--Servicing
     of the Prime Outlets Pool II Loan". The Prime Outlets Pool II Loan provides for interest-only payments for the first 24 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The Prime Outlets Pool II Loan has a remaining term of 116 months and matures on April 11, 2016. The Prime Outlets Pool II Loan may be prepaid on or after January 11, 2016, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWERS. The borrowers are Birch Run Outlets, II, L.L.C.,
     Williamsburg Outlets, L.L.C. and Prime Retail Finance VI, L.L.C., each a special purpose entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Prime
     Outlets Pool II Whole Loan. The sponsor of the borrowers is David
     Lichtenstein. Mr. Lichtenstein has built a portfolio of approximately
     12,000 apartment units and approximately 29 million square feet of commercial and retail space in 26 states, the District of Columbia and
     Puerto Rico over the past 17 years as President and Founder of The
     Lightstone Group.

o    THE PROPERTIES. The Mortgaged Properties consist of three Prime Retail
     Outlet Centers located in Birch Run, Michigan, Williamsburg, Virginia and
     Hagerstown, Maryland. As of July 17, 2006, the weighted average occupancy rate for the Mortgaged Properties securing the Prime Outlets Pool II Loan was approximately 92.1%.

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lockbox account.

o    RECOURSE. The Prime Outlets Pool II Loan is recourse to the borrower with respect to $45,000,000 of the aggregate debt.

o    PARTIAL RELEASE. The Prime Outlets Pool II Loan prohibits the release of any of the three Mortgaged Properties during the term of the Prime Outlets
     Pool II Loan.

o    MANAGEMENT. Prime Retail Property Management, LLC, an affiliate of the sponsor, is the property manager for the Mortgaged Properties securing the
     Prime Outlets Pool II Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       31

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       32

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                               ONE ILLINOIS CENTER
--------------------------------------------------------------------------------

                    [PICTURES OF ONE ILLINOIS CENTER OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                     NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       33

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                               ONE ILLINOIS CENTER
--------------------------------------------------------------------------------

                      [MAP OF ONE ILLINOIS CENTER OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       34

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                               ONE ILLINOIS CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $148,500,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     4.8%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                    Parkway Properties LP
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             6.290%
MATURITY DATE                                                      July 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          119 / 360
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
   TAX                                               Yes
   TI/LC(1)                                  $12,748,562
   TI/LC LOC(1)                              $ 7,200,000
   RENT ABATEMENT(2)                         $ 2,796,354
   RENT ABATEMENT LOC(2)                     $ 1,000,000
   OCCUPANCY(3)                              $ 1,365,000
   DEBT SERVICE LEASING LOC(4)               $ 3,100,000

ONGOING ANNUAL RESERVES
   TAX                                               Yes
   REPLACEMENT(5)                               $160,472

ADDITIONAL FINANCING(6)                   Mezzanine Debt            $ 33,700,000

CUT-OFF DATE BALANCE                                                $148,500,000
CUT-OFF DATE BALANCE/SF                                             $        148
CUT-OFF DATE LTV                                                           72.6%
MATURITY DATE LTV                                                          68.2%
UW DSCR ON NCF                                                             1.20x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                             Chicago, IL
PROPERTY TYPE                                                      Office -- CBD
SIZE (SF)                                                              1,002,950
OCCUPANCY AS OF MAY 4, 2006                                                85.5%
YEAR BUILT / YEAR RENOVATED                                          1970 / 1998
APPRAISED VALUE                                                     $204,500,000
PROPERTY MANAGEMENT                                 Parkway Realty Services, LLC
UW ECONOMIC OCCUPANCY                                                      90.0%
UW REVENUES                                                          $26,630,442
UW TOTAL EXPENSES                                                    $13,295,717
UW NET OPERATING INCOME (NOI)                                        $13,334,725
UW NET CASH FLOW (NCF)                                               $13,174,253
--------------------------------------------------------------------------------

(1)  The current outstanding and future TI/LC reserves were taken as a single reserve that was comprised of $12,748,562 in cash held back from loan proceeds at the closing of the related Mortgage Loan and two letters of credit totaling $7,200,000.

(2)  The difference between the scheduled rent shown on the underwriting and the actual rent being paid by the tenant pursuant to free rent periods or leasing incentives was collected at the closing of the related Mortgage
     Loan in the form of $2,796,354 cash held back from loan proceeds and a
     $1,000,000 letter of credit. These funds will be released on a monthly basis based upon the amount of expiring free rent.

(3)  These funds will be released in equal installments throughout the first year of the One Illinois Center Loan to offset the difference between actual occupancy and underwritten occupancy.

(4)  A letter of credit was taken at the closing of the related Mortgage Loan as additional security for the Mortgage until the new owner leases the building up to a stabilized occupancy. This letter of credit will be held until June 30, 2007 or until such time as the Mortgaged Property reaches
     93.0% occupancy. If on June 30, 2007 the Mortgaged Property has not reached the 93.0% occupancy, the borrower will replace the letter of credit with a cash escrow which will flow through the waterfall monthly for the next two years.

(5)  Ongoing annual replacement reserve is capped at $2,000,000.

(6)  Future mezzanine debt is permitted subject to (i) the existing mezzanine loan being fully repaid, (ii) a combined maximum LTV ratio of 85.0% and
     (iii) a combined minimum DSC ratio of 1.10x as described in the related
     Mortgage Loan documents.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       35

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                               ONE ILLINOIS CENTER
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                        % OF NET               ANNUAL        % OF
                                            RATINGS*      NET RENTABLE  RENTABLE    BASE        BASE     TOTAL ANNUAL      LEASE
TENANT                                 MOODY'S/S&P/FITCH    AREA (SF)     AREA    RENT PSF      RENT       BASE RENT     EXPIRATION
-------------------------------------  -----------------  ------------  --------  --------  -----------  ------------  -------------

MAJOR TENANTS
   Blue Cross .......................    A2/A+/A              202,086      20.1%   $12.17   $ 2,458,713     19.0%         March 2017
   Federal Home Loan Bank ...........   NR/AA+/NR             132,273      13.2    $17.90     2,367,874     18.3           July 2011
   Shefsky & Froelich ...............    NR/NR/NR              68,378       6.8    $12.00       820,536      6.3            May 2015
   Golin Harris Communications ......    NR/NR/NR              65,804       6.6    $16.88     1,110,772      8.6           July 2012
   Service Employees International
      Union .........................    NR/NR/NR              34,103       3.4    $15.75       537,122      4.2       December 2016
                                                            ---------     -----             -----------    -----
   TOTAL MAJOR TENANTS ..............                         502,644      50.1%   $14.51   $ 7,295,016     56.4%
NON-MAJOR TENANTS ...................                         354,703      35.4    $15.89     5,635,531     43.6
                                                            ---------     -----             -----------    -----
OCCUPIED TOTAL ......................                         857,347      85.5%   $15.08   $12,930,547    100.0%
VACANT SPACE ........................                         145,603      14.5             ===========    =====
                                                            ---------     -----
TOTAL ...............................                       1,002,950     100.0%
                                                            =========     =====

*    Certain ratings are those of the parent company whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

                                                                                                              CUMULATIVE % OF
             # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF   % OF BASE RENT      BASE RENT
   YEAR        EXPIRING        EXPIRING      EXPIRING     EXPIRING*          ROLLING*           ROLLING*          ROLLING*
----------   -----------   ---------------   --------   -------------   ------------------   --------------   ---------------

  2006             4            $21.03         24,139         2.4%              2.4%               3.9%              3.9%
  2007             8            $14.32         35,368         3.5%              5.9%               3.9%              7.8%
  2008             9            $21.46         22,690         2.3%              8.2%               3.8%             11.6%
  2009             2            $14.21         17,148         1.7%              9.9%               1.9%             13.5%
  2010             5            $15.38         10,916         1.1%             11.0%               1.3%             14.8%
  2011            13            $17.28        167,130        16.7%             27.7%              22.3%             37.1%
  2012             9            $17.40        113,268        11.3%             39.0%              15.2%             52.4%
  2013             6            $15.97         71,755         7.2%             46.1%               8.9%             61.2%
  2014             2            $15.47          5,197         0.5%             46.6%               0.6%             61.9%
  2015             6            $12.59        116,536        11.6%             58.2%              11.3%             73.2%
  2016             4            $13.78         62,158         6.2%             64.4%               6.6%             79.8%
THEREAFTER         5            $12.36        211,042        21.0%             85.5%              20.2%            100.0%
  VACANT           0                NA        145,603        14.5%            100.0%               0.0%            100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       36

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                               ONE ILLINOIS CENTER
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "One Illinois Center Loan") is secured by a first deed of trust encumbering an office building located in Chicago,
     Illinois. The One Illinois Center Loan represents approximately 4.8% of the
     Cut-Off Date Pool Balance. The One Illinois Center Loan was originated on
     July 11, 2006 and has a principal balance as of the Cut-Off Date of
     $148,500,000. The One Illinois Center Loan provides for interest-only payments for the first 60 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The One Illinois Center Loan has a remaining term of 119 months and matures on July 11, 2016. The One Illinois Center Loan may be prepaid on or after
     April 11, 2016, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower is 111 East Wacker, LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the One Illinois Center Loan. The sponsor of the borrower is Parkway Properties LP ("Parkway"). Parkway is a real estate investment trust specializing in the operation, acquisition, ownership, management and leasing of office properties. Parkway has been publicly engaged in the real estate business since 1971 and owns or has an interest in 66 office properties located in 11 states with an aggregate of approximately 12 million square feet of leasable space.

o    THE PROPERTY. The Mortgaged Property is an approximately 1,002,950 square foot office building situated on approximately 1.5 acres. The Mortgaged
     Property was constructed in 1970 and renovated in 1998. The Mortgaged
     Property is located in Chicago, Illinois. As of May 4, 2006, the occupancy rate for the Mortgaged Property securing the One Illinois Center Loan was approximately 85.5%.

     The largest tenant is Blue Cross, occupying approximately 202,086 square feet, or approximately 20.1% of the net rentable area. Blue Cross is a subsidiary of Health Care Service Corporation ("HCSC"). HCSC is a
     non-investor-owned mutual insurance company that operates through its Blue
     Cross and Blue Shield divisions in Illinois, Texas, New Mexico and
     Oklahoma, and several subsidiaries, to offer a variety of health and life insurance products and related services to employers and individuals. The
     Blue Cross lease expires in March 2017. The second largest tenant is
     Federal Home Loan Bank ("FHLB"), occupying approximately 132,273 square feet, or approximately 13.2% of the net rentable area. FHLB funds residential mortgages and community development loans for approximately 900 commercial banks (which make up more than 90% of its membership), credit unions, insurance companies and thrifts throughout Illinois and Wisconsin.
     The FHLB lease expires in July 2011. The third largest tenant is Shefsky &
     Froelich ("S&F"), occupying approximately 68,378 square feet, or approximately 6.8% of the net rentable area. S&F is a law firm specializing in complex commercial transactions including banking, bankruptcy, corporate finance, employment law, government regulation, international law, mergers
     & acquisition and real estate. S&F was founded in 1970 and employs nearly
     75 attorneys. The S&F lease expires in May 2015.

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable leases are deposited into a mortgagee-designated lockbox account.

o    MEZZANINE DEBT. A mezzanine loan in the amount of $33,700,000 was provided by Wachovia Bank, National Association on July 11, 2006. The mezzanine loan is not an asset of the Trust Fund and is secured by a pledge in the equity interests in the borrower for the One Illinois Center Loan. The mezzanine loan carries a floating interest rate of one-month LIBOR plus 1.30% per annum and matures on January 11, 2007.

o    MANAGEMENT. Parkway Realty Services, LLC, an affiliate of the sponsor, is the property manager for the Mortgaged Property.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       37

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       38

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                             BLUELINX HOLDINGS POOL
--------------------------------------------------------------------------------

                  [PICTURES OF BLUELINX HOLDINGS POOL OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       39

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                             BLUELINX HOLDINGS POOL
--------------------------------------------------------------------------------

                     [MAP OF BLUELINX HOLDINGS POOL OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       40

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                             BLUELINX HOLDINGS POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $147,500,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     4.8%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                   Bluelinx Holdings Inc.
TYPE OF SECURITY                                                             Fee
PARTIAL DEFEASANCE(1)                                                        Yes
MORTGAGE RATE                                                             6.350%
MATURITY DATE                                                       July 1, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          119 / 360
LOCKBOX                                                                      Yes
UP-FRONT RESERVES
   TAX/INSURANCE                               Yes
   ENGINEERING                            $404,310
ONGOING ANNUAL RESERVES
   TAX/INSURANCE                                Yes
   REPLACEMENT(2)                         Springing
ADDITIONAL FINANCING                      Pari Passu Debt           $147,500,000

                                           PARI PASSU
                                            NOTES(3)
                                          ------------
CUT-OFF DATE BALANCE                      $295,000,000
CUT-OFF DATE BALANCE/SF                   $         33
CUT-OFF DATE LTV                                  79.2%
MATURITY DATE LTV                                 74.5%
UW DSCR ON NCF                                   1.24x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                58
LOCATION                                                                 Various
PROPERTY TYPE                                                            Various
SIZE (SF)                                                              9,003,865
OCCUPANCY AS OF JUNE 9, 2006                                              100.0%
YEAR BUILT / YEAR RENOVATED                                    Various / Various
APPRAISED VALUE                                                     $372,390,000
PROPERTY MANAGEMENT                                       Bluelinx Holdings Inc.
UW ECONOMIC OCCUPANCY                                                      95.0%
UW REVENUES                                                         $ 30,187,953
UW TOTAL EXPENSES                                                   $    857,066
UW NET OPERATING INCOME (NOI)                                       $ 29,330,887
UW NET CASH FLOW (NCF)                                              $ 27,282,526
--------------------------------------------------------------------------------

(1)  The BlueLinx Holdings Pool Loan allows for partial defeasance with defeasance premiums and other fees, subject to certain tests as specified in the related Mortgage Loan documents. A premium of 125.0% of the allocated loan amount is required for the release of the BlueLinx -
     Englewood, CO Mortgaged Property or any individual property containing more than 200,000 square feet. One hundred percent (100%) of the allocated loan amount is required for the release of any other property if the principal amount outstanding after release is greater than or equal to $265,500,000, or 110.0% of the allocated loan amount if the principal amount outstanding after release is less than $265,500,000.

(2)  A replacement reserve will be required in the event that more than 10.0% of the space has been sublet.

(3)  LTV ratios, DSC ratios and Cut-Off Date Balance/SF were derived based upon the aggregate indebtedness of or debt service on, as applicable, the
     Bluelinx Holdings Pool Loan and the Bluelinx Holdings Pool Pari Passu
     Companion Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       41

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                             BLUELINX HOLDINGS POOL
--------------------------------------------------------------------------------

                             BLUELINX HOLDINGS POOL

                                                                                                                            PROPERTY
                                                           TOTAL     TOTAL                                                    GROSS
                               ALLOCATED                 WAREHOUSE    SHED               CUT-OFF     APPRAISED               INCOME
                                CUT-OFF                    SPACE     SPACE    TOTAL   DATE BALANCE     VALUE     PROPERTY      PER
                                  DATE     YEAR BUILT /    SQUARE    SQUARE   SQUARE   PER SQUARE   PER SQUARE     GROSS     SQUARE
        PROPERTY NAME           BALANCE      RENOVATED      FEET      FEET     FEET       FOOT         FOOT       INCOME      FOOT
----------------------------  -----------  ------------  ---------  -------  -------  ------------  ----------  ----------  --------

Blue Linx - Frederick, MD ..  $29,536,153     1996/NA     850,000         0  850,000     $34.75       $ 44.71   $2,847,500   $ 3.35
Blue Linx - Bellingham,
   MA ......................   21,744,000     1988/NA     448,500         0  448,500     $48.48       $ 60.60    2,242,500   $ 5.00
Blue Linx - University
   Park, IL ................   15,936,000     1996/NA     670,000         0  670,000     $23.79       $ 29.73    1,909,500   $ 2.85
Blue Linx - Lawrenceville,
   GA ......................   15,731,870     1995/NA     447,500   112,500  560,000     $28.09       $ 34.46    1,400,000   $ 2.50
Blue Linx - Yulee, FL ......   13,440,000    1996 /NA     353,480   109,320  462,800     $29.04       $ 36.30    1,388,400   $ 3.00
Blue Linx - Newark, CA .....   10,270,000    1960 /NA     234,090         0  234,090     $43.87       $ 55.53    1,039,360   $ 4.44
Blue Linx - Butner, NC .....   10,230,500    1997 /NA     315,248    86,400  401,648     $25.47       $ 32.24    1,004,120   $ 2.50
Blue Linx - Ft. Worth, TX ..    9,184,569   1974 /1998    181,361    91,088  272,449     $33.71       $ 40.23      817,347   $ 3.00
Blue Linx - City of
   Industry, CA ............    8,241,623    1969 /NA     115,821    20,000  135,821     $60.68       $ 77.31      733,433   $ 5.40
Blue Linx - Ypsilanti, MI ..    7,990,179    1996 /NA     136,571    32,400  168,971     $47.29       $ 57.88      740,684   $ 4.38
Blue Linx - National City,
   CA ......................    7,524,329    1972 /NA      93,000         0   93,000     $80.91       $ 98.92      669,600   $ 7.20
Blue Linx - Englewood, CO ..    6,720,000    1995 /NA      68,721         0   68,721     $97.79       $122.23      687,210   $10.00
Blue Linx - Independence,
   KY ......................    6,560,000    1996 /NA     136,893    65,128  202,021     $32.47       $ 40.59      656,568   $ 3.25
Blue Linx - Bridgeton, MO ..    6,489,396    1996 /NA     149,300    43,200  192,500     $33.71       $ 47.48      577,500   $ 3.00
Blue Linx - Beaverton, OR ..    5,800,000    1975 /NA      81,168    24,000  105,168     $55.15       $ 68.94      578,424   $ 5.50
Blue Linx - N. Kansas
   City, MO ................    5,704,000   1980 /1998    164,266    70,417  234,683     $24.31       $ 30.38      586,708   $ 2.50
Blue Linx - Tampa, FL ......    5,440,000    1986 /NA      67,452    41,400  108,852     $49.98       $ 62.47      571,473   $ 5.25
Blue Linx - Denville, NJ ...    4,800,000    1975 /NA     100,267    42,692  142,959     $33.58       $ 41.97      551,469   $ 3.86
Blue Linx - Woodinville,
   WA ......................    4,542,500    1970 /NA      77,360         0   77,360     $58.72       $ 74.33      444,820   $ 5.75
Blue Linx - Denver, CO .....    4,445,826   1973 /1979     82,040    31,000  113,040     $39.33       $ 53.08      395,640   $ 3.50
Blue Linx - Miami, FL ......    4,345,000   1965 /1978    102,868         0  102,868     $42.24       $ 53.47      437,189   $ 4.25
Blue Linx - Riverside, CA ..    4,116,143    1968 /NA      38,683    56,708   95,391     $43.15       $ 70.24      366,301   $ 3.84
Blue Linx - Houston, TX ....    4,041,900   1958 /1975    128,125    29,700  157,825     $25.61       $ 31.62      473,475   $ 3.00
Blue Linx - Erwin, TN ......    3,720,000    1996 /NA     125,912    27,157  153,069     $24.30       $ 30.38      382,673   $ 2.50
Blue Linx - Maple Grove,
   MN ......................    3,600,000    1974 /NA      49,194    54,674  103,868     $34.66       $ 43.32      431,052   $ 4.15
Blue Linx - Pensacola, FL ..    3,490,123   1972 /1978     57,852    49,992  107,844     $32.36       $ 38.95      323,532   $ 3.00
Blue Linx - Elkhart, IN ....    3,460,400    1973 /NA     183,000         0  183,000     $18.91       $ 23.06      411,750   $ 2.25
Blue Linx - Tulsa, OK ......    3,104,000    1974 /NA      95,200    48,300  143,500     $21.63       $ 27.04      358,750   $ 2.50
Blue Linx - Midfield, AL ...    3,080,000    1996 /NA     100,850    22,900  123,750     $24.89       $ 31.11      371,250   $ 3.00
Blue Linx - Newtown, CT ....    3,040,000    1978 /NA      73,860    39,500  113,360     $26.82       $ 33.52      322,500   $ 2.84
Blue Linx - Nashville, TN ..    2,996,247    1966 /NA      41,000    60,000  101,000     $29.67       $ 36.63      277,750   $ 2.75
Blue Linx - Charlotte, NC ..    2,950,512    1968 /NA      87,971     7,509   95,480     $30.90       $ 48.18      262,570   $ 2.75
Blue Linx - Allentown, PA ..    2,900,000    1979 /NA      64,000    19,000   83,000     $34.94       $ 43.67      311,250   $ 3.75
Blue Linx - San Antonio,
   TX ......................    2,784,000     1966/NA      59,800    35,431   95,231     $29.23       $ 36.54      285,693   $ 3.00
Blue Linx - Richmond, VA ...    2,644,792     1965/NA      13,990    70,000   83,990     $31.49       $ 38.10      335,960   $ 4.00
Blue Linx - New Stanton
   Township, PA ............    2,640,000    1961/1972     62,010    14,280   76,290     $34.60       $ 43.26      267,015   $ 3.50
Blue Linx - Albuquerque,
   NM ......................    2,607,000     1972/NA      46,680    18,750   65,430     $39.84       $ 50.44      261,720   $ 4.00
Blue Linx - Yaphank, NY ....    2,560,000     1974/NA      81,972         0   81,972     $31.23       $ 39.04      266,409   $ 3.25
Blue Linx - Portland, ME ...    2,424,000     1968/NA      19,418    32,500   51,918     $46.69       $ 58.36      246,611   $ 4.75
Blue Linx - Memphis, TN ....    2,383,438     1973/NA      71,497    26,700   98,197     $24.27       $ 29.53      220,943   $ 2.25
Blue Linx - Shelburne, VT ..    2,361,600     1972/NA      42,250    20,000   62,250     $37.94       $ 46.27      280,125   $ 4.50

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       42

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                             BLUELINX HOLDINGS POOL
--------------------------------------------------------------------------------

                             BLUELINX HOLDINGS POOL

                                                            TOTAL      TOTAL
                                ALLOCATED                 WAREHOUSE     SHED
                                 CUT-OFF                    SPACE      SPACE
                                  DATE      YEAR BUILT /    SQUARE     SQUARE
        PROPERTY NAME            BALANCE      RENOVATED      FEET       FEET
----------------------------  ------------  ------------  ---------  ---------

Blue Linx - Fargo, ND ......    2,280,000      1977/NA       63,598     18,000
Blue Linx - Shreveport,
   LA ......................    2,251,800      1970/NA       85,300     46,800
Blue Linx - Lake City, FL ..    2,240,000      1968/NA      106,027          0
Blue Linx - Little Rock,
   AR ......................    2,176,000     1962/1976      39,865     52,435
Blue Linx - Virginia
   Beach, VA ...............    2,128,000      1972/NA       34,024     30,000
Blue Linx - Tallmadge, OH ..    2,060,000      1975/NA       53,560     23,440
Blue Linx - Eagan, MN ......    1,944,000      1970/NA       64,080          0
Blue Linx - Springfield,
   MO ......................    1,861,400      1972/NA       31,702     66,700
Blue Linx - Sioux Falls,
   SD ......................    1,720,000      1973/NA       49,714     14,000
Blue Linx - El Paso, TX ....    1,530,900      1970/NA       26,250     39,250
Blue Linx - Des Moines,
   IA ......................    1,524,700      1969/NA       33,270     25,650
Blue Linx - Harlingen, TX ..    1,482,300      1977/NA       54,600     32,500
Blue Linx - Grand Rapids,
   MI ......................    1,360,800      1976/NA       46,931     44,800
Blue Linx - North
   Charleston, SC ..........    1,360,000      1975/NA          652     39,600
Blue Linx - Wausau, WI .....    1,312,000      1973/NA       30,085     20,445
Blue Linx - Lubbock, TX ....    1,240,000      1964/NA       56,236     15,485
Blue Linx - Pearl, MS ......      948,000      1967/NA       37,050          0
                              ------------                ---------  ---------
TOTAL/AVERAGE ..............  $295,000,000                7,132,114  1,871,751
                              ============                =========  =========

                                                                                 PROPERTY
                                            CUT-OFF     APPRAISED                  GROSS
                                TOTAL    DATE BALANCE     VALUE      PROPERTY   INCOME PER
                                SQUARE    PER SQUARE   PER SQUARE     GROSS       SQUARE
        PROPERTY NAME            FEET        FOOT         FOOT        INCOME       FOOT
----------------------------  ---------  ------------  ----------  -----------  ----------

Blue Linx - Fargo, ND ......     81,598     $27.94       $34.93        272,619     $3.34
Blue Linx - Shreveport,
   LA ......................    132,100     $17.05       $21.04        264,200     $2.00
Blue Linx - Lake City, FL ..    106,027     $21.13       $26.41        238,561     $2.25
Blue Linx - Little Rock,
   AR ......................     92,300     $23.58       $29.47        230,750     $2.50
Blue Linx - Virginia
   Beach, VA ...............     64,024     $33.24       $41.55        240,090     $3.75
Blue Linx - Tallmadge, OH ..     77,000     $26.75       $33.44        231,000     $3.00
Blue Linx - Eagan, MN ......     64,080     $30.34       $37.45        237,096     $3.70
Blue Linx - Springfield,
   MO ......................     98,402     $18.92       $23.07        221,405     $2.25
Blue Linx - Sioux Falls,
   SD ......................     63,714     $27.00       $33.74        201,015     $3.15
Blue Linx - El Paso, TX ....     65,500     $23.37       $28.85        180,125     $2.75
Blue Linx - Des Moines,
   IA ......................     58,920     $25.88       $32.76        153,192     $2.60
Blue Linx - Harlingen, TX ..     87,100     $17.02       $21.01        174,200     $2.00
Blue Linx - Grand Rapids,
   MI ......................     91,731     $14.83       $18.31        160,529     $1.75
Blue Linx - North
   Charleston, SC ..........     40,252     $33.79       $42.23        143,297     $3.56
Blue Linx - Wausau, WI .....     50,530     $25.96       $32.46        151,590     $3.00
Blue Linx - Lubbock, TX ....     71,721     $17.29       $21.61        143,442     $2.00
Blue Linx - Pearl, MS ......     37,050     $25.59       $32.39         92,625     $2.50
                              ---------                            -----------
TOTAL/AVERAGE ..............  9,003,865     $32.76       $41.36    $30,072,510     $3.34
                              =========                            ===========

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       43

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                             BLUELINX HOLDINGS POOL
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                                               % OF TOTAL
                            RATINGS       NET RENTABLE     % OF NET    BASE RENT  ANNUAL BASE     ANNUAL     LEASE
TENANT                 MOODY'S/S&P/FITCH    AREA (SF)   RENTABLE AREA     PSF         RENT      BASE RENT  EXPIRATION
--------------------  ------------------  ------------  -------------  ---------  -----------  ----------  ----------

BlueLinx Corporation       NR/NR/NR         9,003,865       100.0%       $3.34    $30,072,510    100.0%     June 2021
                                            ---------       -----                 -----------    -----
TOTAL ..............                        9,003,865       100.0%       $3.34    $30,072,510    100.0%
                                            =========       =====                 ===========    =====

                            LEASE EXPIRATION SCHEDULE

                                                                                                    CUMULATIVE % OF
        # OF LEASES  WA BASE RENT/SF   TOTAL SF  % OF TOTAL SF  CUMULATIVE % OF SF  % OF BASE RENT     BASE RENT
 YEAR     ROLLING        ROLLING        ROLLING     ROLLING*         ROLLING*          ROLLING*        ROLLING*
------  -----------  ---------------  ---------  -------------  ------------------  --------------  ---------------

 2021        1            $3.34       9,003,865      100.0%           100.0%            100.0%           100.0%
Vacant       0               NA               0        0.0%           100.0%              0.0%           100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       44

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                             BLUELINX HOLDINGS POOL
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "BlueLinx Holdings Pool Loan") is secured by first mortgages or deeds of trust encumbering 57 industrial-distribution properties and one office property located throughout the United States.
     The BlueLinx Holdings Pool Loan represents approximately 4.8% of the
     Cut-Off Date Pool Balance. The BlueLinx Holdings Pool Loan was originated on June 9, 2006 and has an aggregate principal balance as of the Cut-Off
     Date of $147,500,000. The BlueLinx Holdings Pool Loan, which is evidenced by a pari passu note, dated June 9, 2006, is a portion of a whole loan with an original principal balance of $295,000,000. The other loan related to the BlueLinx Holdings Pool Loan is evidenced by a separate note, dated June
     9, 2006 (the "BlueLinx Holdings Pool Pari Passu Companion Loan"), with an original principal balance of $147,500,000. The BlueLinx Holdings Pool Pari
     Passu Companion Loan will not be an asset of the Trust Fund. The BlueLinx
     Holdings Pool Pari Passu Companion Loan and the BlueLinx Holdings Pool Loan
     are governed by an intercreditor and servicing agreement and will be serviced pursuant to the terms of the pooling and servicing agreement as described under "DESCRIPTION OF THE MORTGAGE POOL--Co-Lender Loans" in the
     Prospectus Supplement. The BlueLinx Holdings Pool Loan provides for interest-only payments for the first 60 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The BlueLinx Holdings Pool Loan has a remaining term of 119 months and matures on July 1, 2016. The BlueLinx Holdings Pool Loan may be prepaid on or after January 1, 2016, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrowers consist of 58 separate special purpose entities. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the BlueLinx Holdings Pool
     Loan. The sponsor of the borrowers is BlueLinx Holdings Inc. ("BlueLinx
     Holdings"). BlueLinx Holdings, operating through its wholly-owned subsidiary, Bluelinx Corporation, is a distributor of building products in the United States. The company operates in most major metropolitan areas.
     It currently distributes over 10,000 products for both residential and commercial construction to more than 11,700 customers through its network of nearly 70 warehouses and additional third-party operated warehouses.

o    THE PROPERTIES. The Mortgaged Properties consist of 57 industrial centers and one office building located throughout the United States. As of June 9,
     2006, the occupancy rate for the Mortgaged Properties securing the BlueLinx
     Holdings Pool Loan was 100.0%, since the Mortgaged Properties securing the
     BlueLinx Holdings Pool Loan are wholly master leased to BlueLinx
     Corporation.

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lockbox account.

o    MANAGEMENT. BlueLinx Holdings, the sponsor, is the property manager for the
     Mortgaged Properties securing the BlueLinx Holdings Pool Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       45

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       46

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                                 RLJ HOTEL POOL
--------------------------------------------------------------------------------

                      [PICTURES OF RLJ HOTEL POOL OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       47

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                                 RLJ HOTEL POOL
--------------------------------------------------------------------------------

                         [MAP OF RLJ HOTEL POOL OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       48

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                                 RLJ HOTEL POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $146,092,500
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     4.7%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                        Robert L. Johnson
TYPE OF SECURITY                                                             Fee
PARTIAL DEFEASANCE(1)                                                        Yes
MORTGAGE RATE                                                             6.294%
MATURITY DATE                                                       July 1, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          42
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          119 / 360
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
   TAX/INSURANCE                                        Yes

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                                        Yes
   REPLACEMENT                                    Springing

ADDITIONAL FINANCING(2)                     Pari Passu Debt         $358,456,370

                                                                     PARI PASSU
                                                                       NOTES(3)
                                                                    ------------
CUT-OFF DATE BALANCE                                                $504,548,870
CUT-OFF DATE BALANCE/ROOM                                           $     92,936
CUT-OFF DATE LTV                                                           68.9%
MATURITY DATE LTV                                                          63.1%
UW DSCR ON NCF                                                             1.37x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                43
LOCATION                                                                 Various
PROPERTY TYPE                                             Hospitality -- Various
SIZE (ROOMS)                                                               5,429
OCCUPANCY AS OF APRIL 30, 2006(4)                                          72.5%
YEAR BUILT / YEAR RENOVATED                                         Various / NA
APPRAISED VALUE                                                     $732,600,000
PROPERTY MANAGEMENT                           White Lodging Services Corporation
UW ECONOMIC OCCUPANCY                                                      72.9%
UW REVENUES                                                         $183,819,220
UW TOTAL EXPENSES                                                   $124,884,215
UW NET OPERATING INCOME (NOI)                                       $ 58,935,005
UW NET CASH FLOW (NCF)                                              $ 51,147,635
--------------------------------------------------------------------------------

(1)  Release of individual properties is permitted subject to partial defeasance as detailed further within the release paragraph found at the end of this
     RLJ Hotel Pool section.

(2)  Future mezzanine debt is permitted subject to a combined maximum LTV ratio of 80.0% and a combined minimum DSC ratio of 1.30x as described in the related Mortgage Loan documents.

(3)  LTV ratios, DSC ratio and Cut-Off Date Balance/Room were derived based upon the aggregate indebtedness of or debt service on, as applicable, the RLJ
     Hotel Pool Loan and the RLJ Hotel Pool Pari Passu Companion Loans.

(4)  Trailing 12-month occupancy.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       49

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

                                 RLJ HOTEL POOL

                             RLJ HOTEL POOL SUMMARY

                                              ALLOCATED CUT-OFF      SPECIFIC      YEAR
               PROPERTY NAME                     DATE BALANCE     PROPERTY TYPE   BUILT  ROOMS
--------------------------------------------  -----------------  ---------------  -----  -----

Residence Inn - Plantation, FL .............     $ 20,159,451    Extended Stay     1996    138
Residence Inn - Houston, TX ................       17,797,340    Extended Stay     1994    146
Residence Inn - Round Rock, TX .............       11,692,000    Extended Stay     1999     96
Residence Inn - Austin, TX .................       11,601,339    Extended Stay     1996     84
Residence Inn - Pontiac, MI ................       10,615,884    Extended Stay     1998    114
Residence Inn - Schaumberg, IL .............       10,469,820    Extended Stay     2001    125
Residence Inn - Louisville, CO .............        8,522,783    Extended Stay     2000     88
Residence Inn - Fishers, IN ................        8,425,932    Extended Stay     1996     78
Residence Inn - Sugarland, TX ..............        7,581,416    Extended Stay     1997     78
Residence Inn - Merrillville, IN ...........        7,189,000    Extended Stay     1996     78
Residence Inn - Austin, TX II ..............        6,927,722    Extended Stay     1996     66
Residence Inn - South Bend, IN .............        3,427,553    Extended Stay     1988     80
                                                 ------------                            -----
                                                 $124,410,240                            1,171
                                                 ============                            =====
Courtyard - Salt Lake City, UT .............     $ 18,369,211    Full Service      1999    154
Courtyard - Austin, TX .....................       12,682,922    Full Service      1996    102
Courtyard - Tampa, FL ......................       10,732,500    Full Service      1997     90
Courtyard - Fort Wayne, IN .................        9,817,938    Full Service      1989    142
Courtyard - Louisville, KY .................        9,550,752    Full Service      2004    114
Courtyard - Merrillville, IN ...............        9,243,000    Full Service      1987    112
Courtyard - Sugarland, TX ..................        8,341,000    Limited Service   1997    112
Courtyard - Mesquite, TX ...................        7,314,000    Full Service      1998    101
Courtyard - Mishawaka, IN ..................        7,100,000    Full Service      1995     78
Courtyard - Pontiac, MI ....................        6,985,155    Full Service      1998    110
Courtyard - Valparaiso, IN .................        4,740,705    Full Service      1985    111
Courtyard - Benton Harbor, MI ..............        2,623,661    Full Service      1988     98
                                                 ------------                            -----
                                                 $107,500,844                            1,324
                                                 ============                            =====
Marriott - Denver, CO ......................     $ 39,579,000    Full Service      2003    279
Marriott - Bedford Park, IL ................       28,331,012    Full Service      2002    200
Marriott - Austin, TX ......................       22,282,423    Full Service      2001    211
Marriott - Pontiac, MI .....................       13,955,762    Full Service      2000    290
                                                 ------------                            -----
                                                 $104,148,197                              980
                                                 ============                            =====
Renaissance - Plantantion, FL ..............     $ 25,635,937    Full Service      2002    250
Renaissance - Broomfield, CO ...............       19,036,914    Full Service      2002    232
                                                 ------------                            -----
                                                 $ 44,672,851                              482
                                                 ============                            =====
Fairfield Inn & Suites - Brandon, FL .......     $ 10,181,353    Limited Service   1997    107
Fairfield Inn & Suites - Merrillville, IN ..        7,560,000    Limited Service   1990    113
Fairfield Inn & Suites - Austin, TX ........        4,345,000    Limited Service   1989     63
Fairfield Inn & Suites - Valparaiso, IN ....        2,291,000    Limited Service   1996     63
                                                 ------------                            -----
                                                 $ 24,377,353                              346
                                                 ============                            =====
Hampton Inn - Bedford Park, IL .............     $ 16,734,819    Limited Service   1990    170
Hampton Inn - Merrillville, IN .............        5,846,000    Limited Service   1995     64
                                                 ------------                            -----
                                                 $ 22,580,819                              234
                                                 ============                            =====
Springhill Suites - Austin, TX .............     $ 12,191,688    Extended Stay     2000    152
Springhill Suites - Schaumberg, IL .........       10,233,874    Extended Stay     2001    132
                                                 ------------                            -----
                                                 $ 22,425,562                              284
                                                 ============                            =====
Holiday Inn Express - Bedford Park, IL .....     $ 13,032,183    Limited Service   1999    104
Holiday Inn Express - Merrillville, IN .....        5,214,000    Limited Service   1995     62
Holiday Inn Select - Grand Rapids, MI ......        4,098,499    Full Service      2003    148
                                                 ------------                            -----
                                                 $ 22,344,682                              314
                                                 ============                            =====
Hilton Garden Inn - Bedford Park, IL .......     $ 21,650,627    Limited Service   2005    174
                                                 ============                            =====
Sleep Inn - Bedford Park, IL ...............     $ 10,437,695    Limited Service   1995    120
                                                 ============                            =====

                                                 ------------                            -----
TOTAL/WEIGHTED AVERAGE .....................     $504,548,870                            5,429
                                                 ============                            =====

                                              ALLOCATED CUT-OFF
                                                DATE BALANCE     VALUE PER   ADR    OCCUPANCY  REV PAR
               PROPERTY NAME                      PER ROOM          ROOM    INDEX*    INDEX*    INDEX*
--------------------------------------------  -----------------  ---------  ------  ---------  -------

Residence Inn - Plantation, FL .............       $146,083       $189,130  111.8%    115.8%    129.4%
Residence Inn - Houston, TX ................       $121,900       $154,110   99.1%    110.8%    109.8%
Residence Inn - Round Rock, TX .............       $121,792       $151,042  129.9%    123.3%    160.2%
Residence Inn - Austin, TX .................       $138,111       $189,286  121.2%    106.7%    129.4%
Residence Inn - Pontiac, MI ................       $ 93,122       $124,561  102.1%    121.2%    123.8%
Residence Inn - Schaumberg, IL .............       $ 83,759       $125,600  114.2%    117.4%    134.0%
Residence Inn - Louisville, CO .............       $ 96,850       $140,909  119.4%     96.4%    115.2%
Residence Inn - Fishers, IN ................       $108,025       $144,872  110.7%    125.7%    139.1%
Residence Inn - Sugarland, TX ..............       $ 97,198       $124,359  123.3%    134.1%    165.3%
Residence Inn - Merrillville, IN ...........       $ 92,167       $120,513  104.9%    121.9%    127.8%
Residence Inn - Austin, TX II ..............       $104,965       $139,394  136.7%    122.2%    167.1%
Residence Inn - South Bend, IN .............       $ 42,844       $ 71,250   91.2%    130.2%    118.8%

                                                   $106,243       $142,272  113.5%    117.1%    133.0%

Courtyard - Salt Lake City, UT .............       $119,281       $150,000  117.5%    113.7%    133.6%
Courtyard - Austin, TX .....................       $124,342       $157,843  131.1%    116.3%    152.4%
Courtyard - Tampa, FL ......................       $119,250       $148,889  125.4%     98.5%    123.4%
Courtyard - Fort Wayne, IN .................       $ 69,140       $ 96,479  122.7%    142.3%    174.5%
Courtyard - Louisville, KY .................       $ 83,779       $135,088  104.6%     95.1%     99.5%
Courtyard - Merrillville, IN ...............       $ 82,527       $107,143  117.6%    110.9%    130.5%
Courtyard - Sugarland, TX ..................       $ 74,473       $ 87,500  123.4%     99.5%    122.8%
Courtyard - Mesquite, TX ...................       $ 72,416       $ 94,059  132.0%    114.7%    151.4%
Courtyard - Mishawaka, IN ..................       $ 91,026       $121,795  112.1%    113.8%    127.6%
Courtyard - Pontiac, MI ....................       $ 63,501       $ 91,818  104.7%     91.8%     96.1%
Courtyard - Valparaiso, IN .................       $ 42,709       $ 69,369  109.4%    104.6%    114.4%
Courtyard - Benton Harbor, MI ..............       $ 26,772       $ 67,347   89.2%     93.8%     83.7%

                                                   $ 81,194       $110,952  117.1%    107.1%    126.0%

Marriott - Denver, CO ......................       $141,860       $180,645  113.0%    123.3%    139.3%
Marriott - Bedford Park, IL ................       $141,655       $192,500  119.5%    102.0%    121.9%
Marriott - Austin, TX ......................       $105,604       $160,664  115.2%    108.6%    125.0%
Marriott - Pontiac, MI .....................       $ 48,123       $128,966   97.3%     93.7%     91.2%

                                                   $106,274       $163,469  113.1%    110.4%    125.1%

Renaissance - Plantantion, FL ..............       $102,544       $169,200  120.6%    107.5%    129.7%
Renaissance - Broomfield, CO ...............       $ 82,056       $187,931  106.1%    102.5%    108.8%

                                                   $ 92,682       $178,216  114.4%    105.4%    120.8%

Fairfield Inn & Suites - Brandon, FL .......       $ 95,153       $114,953  116.7%    100.1%    116.8%
Fairfield Inn & Suites - Merrillville, IN ..       $ 66,903       $ 82,301  109.4%    104.6%    114.4%
Fairfield Inn & Suites - Austin, TX ........       $ 68,968       $ 87,302  132.6%    100.0%    132.7%
Fairfield Inn & Suites - Valparaiso, IN ....       $ 36,365       $ 50,794   94.4%     93.7%     88.4%

                                                   $ 70,455       $ 87,572  117.7%    102.8%    121.2%

Hampton Inn - Bedford Park, IL .............       $ 98,440       $152,941  110.0%    103.3%    113.6%
Hampton Inn - Merrillville, IN .............       $ 91,344       $117,188  124.9%    127.7%    159.5%

                                                   $ 96,499       $143,162  113.8%    109.6%    125.5%

Springhill Suites - Austin, TX .............       $ 80,208       $110,526  111.4%    121.6%    135.4%
Springhill Suites - Schaumberg, IL .........       $ 77,529       $124,242  121.2%    108.1%    131.1%

                                                   $ 78,963       $116,901  115.8%    115.5%    133.4%

Holiday Inn Express - Bedford Park, IL .....       $125,309       $157,692  114.5%    117.0%    134.0%
Holiday Inn Express - Merrillville, IN .....       $ 84,097       $109,677  120.8%    118.2%    142.8%
Holiday Inn Select - Grand Rapids, MI ......       $ 27,693       $ 61,486   95.8%    116.9%    112.0%

                                                   $ 71,161       $102,866  112.6%    117.3%    132.0%

Hilton Garden Inn - Bedford Park, IL .......       $124,429       $172,989  101.1%     99.8%    100.8%

Sleep Inn - Bedford Park, IL ...............       $ 86,981       $113,333  132.6%    100.0%    132.7%

TOTAL/WEIGHTED AVERAGE .....................       $ 92,936       $134,942  113.5%    110.9%    126.1%

*    RLJ Hotel Pool Properties ADR, Occupancy and RevPAR information obtained from Smith Travel Research ("STR") Reports as of April 2006 with the exception of Holiday Inn Select Grand Rapids for which the STR Report is dated March 2006.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web
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participating in the offering will arrange to send you the prospectus after
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are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time
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"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into
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of the foregoing, you may commit to purchase offered certificates that have
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structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       50

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

                                 RLJ HOTEL POOL

                  RLJ HOTEL POOL FINANCIAL PERFORMANCE SUMMARY

                                                           2003                        2004                          2005
                                               ---------------------------  ---------------------------  ---------------------------
PROPERTY NAME                                    ADR    OCCUPANCY  REV PAR    ADR    OCCUPANCY  REV PAR    ADR    OCCUPANCY  REV PAR
---------------------------------------------  -------  ---------  -------  -------  ---------  -------  -------  ---------  -------

Marriott -- Denver, CO ......................  $ 94.80     54.8%    $51.91  $105.09    67.5%     $70.98  $113.84    71.7%     $81.60
Marriott -- Bedford Park, IL ................  $107.55     67.7%    $72.79  $113.14    73.4%     $83.08  $122.54    69.3%     $84.91
Renaissance -- Plantantion, FL ..............  $ 87.88     72.9%    $64.03  $100.91    79.9%     $80.59  $118.78    77.9%     $92.52
Marriott -- Austin, TX ......................  $ 89.41     59.9%    $53.53  $ 89.46    64.0%     $57.26  $100.98    67.6%     $68.22
Hilton Garden Inn -- Bedford Park, IL .......    N/A        N/A       N/A     N/A       N/A        N/A   $108.10    64.5%     $69.67
Residence Inn -- Plantation, FL .............  $ 87.08     82.3%    $71.69  $ 97.87    86.5%     $84.63  $113.28    83.7%     $94.86
Renaissance -- Broomfield, CO ...............  $108.75     51.6%    $56.15  $111.37    64.7%     $72.08  $124.69    66.5%     $82.89
Courtyard -- Salt Lake City, UT .............  $ 82.72     66.7%    $55.17  $ 89.76    66.6%     $59.79  $ 88.73    75.1%     $66.63
Residence Inn Galleria -- Houston, TX .......  $107.86     67.4%    $72.67  $103.18    56.7%     $58.51  $103.19    76.8%     $79.25
Hampton Inn -- Bedford Park, IL .............  $101.64     75.5%    $76.70  $107.95    73.3%     $79.11  $114.43    74.2%     $84.94
Marriott -- Pontiac, MI .....................  $101.22     65.9%    $66.71  $107.60    60.4%     $64.95  $111.69    63.3%     $70.70
Holiday Inn Express -- Bedford Park, IL .....  $108.37     78.7%    $85.25  $112.92    78.6%     $88.73  $123.32    78.1%     $96.37
Courtyard -- Austin, TX .....................  $105.98     63.7%    $67.51  $ 99.31    67.8%     $67.37  $110.30    70.3%     $77.52
Springhill Suites -- Austin, TX .............  $ 65.72     53.0%    $34.83  $ 65.87    55.1%     $36.32  $ 81.14    68.8%     $55.82
Residence Inn -- Round Rock, TX .............  $ 88.31     65.6%    $57.96  $ 90.19    71.7%     $64.69  $ 97.75    80.8%     $78.97
Residence Inn -- Austin, TX .................  $ 93.30     77.4%    $72.25  $ 91.29    83.7%     $76.37  $104.61    80.3%     $84.01
Courtyard -- Tampa, FL ......................  $ 94.31     73.3%    $69.13  $101.34    78.8%     $79.89  $110.45    76.7%     $84.66
Residence Inn -- Pontiac, MI ................  $ 84.73     78.1%    $66.14  $ 85.97    78.2%     $67.26  $ 87.64    81.3%     $71.27
Residence Inn -- Schaumberg, IL .............  $ 98.82     73.5%    $72.68  $ 96.18    75.6%     $72.74  $ 99.25    83.3%     $82.66
Sleep Inn -- Bedford Park, IL ...............  $ 82.40     77.4%    $63.75  $ 79.76    84.5%     $67.40  $ 81.16    89.8%     $72.87
Springhill Suites -- Schaumberg, IL .........  $ 82.78     63.6%    $52.64  $ 83.46    67.2%     $56.07  $ 91.79    73.2%     $67.19
Fairfield Inn & Suites -- Brandon, FL .......  $ 70.90     69.8%    $49.47  $ 74.75    73.8%     $55.16  $ 83.67    77.0%     $64.43
Courtyard -- Fort Wayne, IN .................  $ 77.49     61.2%    $47.39  $ 82.09    60.6%     $49.75  $ 86.72    60.9%     $52.85
Courtyard -- Louisville, KY .................    N/A       N/A       N/A    $ 94.55    27.2%     $25.71  $ 91.12    54.3%     $49.47
Courtyard -- Merrillville, IN ...............  $ 89.52     52.7%    $47.21  $ 96.09    57.0%     $54.82  $ 98.39    63.1%     $62.06
Residence Inn -- Louisville, CO .............  $ 94.06     64.3%    $60.53  $ 91.53    73.6%     $67.41  $ 97.97    68.3%     $66.95
Residence Inn -- Fishers, IN ................  $ 79.97     84.2%    $67.35  $ 96.52    73.1%     $70.58  $ 94.46    81.8%     $77.25
Courtyard -- Sugarland, TX ..................  $ 85.24     72.3%    $61.60  $ 84.04    65.6%     $55.09  $ 87.66    70.7%     $61.94
Residence Inn -- Sugarland, TX ..............  $ 96.04     76.8%    $73.77  $ 89.99    77.3%     $69.53  $ 94.74    84.0%     $79.61
Fairfield Inn & Suites -- Merrillville, IN ..  $ 63.87     59.0%    $37.68  $ 66.71    58.3%     $38.91  $ 71.49    63.3%     $45.27
Courtyard -- Mesquite, TX ...................  $ 80.75     61.4%    $49.62  $ 82.76    67.5%     $55.86  $ 88.58    68.7%     $60.83
Residence Inn -- Merrillville, IN ...........  $ 93.41     76.3%    $71.23  $ 99.55    78.1%     $77.71  $102.03    75.8%     $77.35
Courtyard -- Mishawaka, IN ..................  $ 93.28     69.3%    $64.62  $ 99.55    68.1%     $67.82  $104.04    72.6%     $75.56
Courtyard -- Pontiac, MI ....................  $ 98.03     57.9%    $56.79  $ 94.38    59.4%     $56.06  $ 93.71    59.0%     $55.30
Residence Inn II -- Austin, TX ..............  $ 88.68     63.7%    $56.46  $ 86.97    73.7%     $64.13  $ 97.64    80.8%     $78.91
Hampton Inn -- Merrillville, IN .............  $ 81.62     64.8%    $52.88  $ 86.70    64.9%     $56.25  $ 91.75    73.8%     $67.68
Holiday Inn Express -- Merrillville, IN .....  $ 84.32     71.2%    $60.05  $ 86.44    68.6%     $59.30  $ 89.77    71.3%     $63.97
Courtyard -- Valparaiso, IN .................  $ 72.25     51.1%    $36.89  $ 79.04    53.2%     $42.04  $ 75.22    59.6%     $44.81
Fairfield Inn & Suites -- Austin, TX ........  $ 65.94     54.1%    $35.70  $ 61.03    62.9%     $38.37  $ 76.86    69.5%     $53.40
Holiday Inn Select -- Grand
   Rapids, MI ...............................  $ 77.79     29.9%    $23.29  $ 71.69    59.0%     $42.31  $ 73.04    66.4%     $48.50
Residence Inn -- South Bend, IN .............  $ 80.15     75.2%    $60.24  $ 80.03    82.3%     $65.86  $ 88.11    81.8%     $72.07
Courtyard -- Benton Harbor, MI ..............  $ 75.45     55.8%    $42.11  $ 78.86    56.2%     $44.35  $ 81.56    48.1%     $39.23
Fairfield Inn & Suites -- Valparaiso, IN ....  $ 66.93     63.2%    $42.32  $ 71.22    57.1%     $40.64  $ 68.97    61.5%     $42.39
AVERAGE .....................................  $ 87.54     65.9%    $58.07  $ 90.14    67.9%     $61.56  $ 96.41    71.8%     $69.47

                                               TRAILING 12-MONTH APRIL 2006         UNDERWRITTEN
                                               ----------------------------  ---------------------------
PROPERTY NAME                                    ADR    OCCUPANCY  REV PAR     ADR    OCCUPANCY  REV PAR
---------------------------------------------  -------  ---------  -------   -------  ---------  -------

Marriott -- Denver, CO ......................  $117.47    72.4%    $ 85.03   $125.00    72.5%    $ 90.64
Marriott -- Bedford Park, IL ................  $129.79    64.2%    $ 83.30   $150.00    75.0%    $112.50
Renaissance -- Plantantion, FL ..............  $128.85    78.8%    $101.54   $128.85    78.8%    $101.54
Marriott -- Austin, TX ......................  $108.15    71.3%    $ 77.16   $108.15    71.3%    $ 77.16
Hilton Garden Inn -- Bedford Park, IL .......  $108.40    69.4%    $ 75.20   $118.00    75.0%    $ 88.50
Residence Inn -- Plantation, FL .............  $117.04    85.8%    $100.43   $117.04    85.8%    $100.43
Renaissance -- Broomfield, CO ...............  $128.32    64.4%    $ 82.62   $128.32    64.4%    $ 82.62
Courtyard -- Salt Lake City, UT .............  $ 92.56    76.0%    $ 70.30   $ 92.56    76.0%    $ 70.30
Residence Inn Galleria -- Houston, TX .......  $108.70    82.9%    $ 90.13   $109.73    80.0%    $ 87.79
Hampton Inn -- Bedford Park, IL .............  $116.69    74.5%    $ 86.98   $116.69    74.5%    $ 86.98
Marriott -- Pontiac, MI .....................  $117.97    62.5%    $ 73.76   $117.97    62.5%    $ 73.76
Holiday Inn Express -- Bedford Park, IL .....  $126.39    81.4%    $102.94   $126.39    80.0%    $101.11
Courtyard -- Austin, TX .....................  $112.33    73.8%    $ 82.93   $112.33    73.8%    $ 82.93
Springhill Suites -- Austin, TX .............  $ 84.10    77.6%    $ 65.26   $ 84.10    77.6%    $ 65.26
Residence Inn -- Round Rock, TX .............  $102.00    82.6%    $ 84.25   $106.41    80.0%    $ 85.13
Residence Inn -- Austin, TX .................  $107.30    82.6%    $ 88.67   $107.30    82.6%    $ 88.67
Courtyard -- Tampa, FL ......................  $115.10    76.1%    $ 87.63   $115.10    76.1%    $ 87.63
Residence Inn -- Pontiac, MI ................  $ 90.92    81.3%    $ 73.92   $ 90.92    80.0%    $ 72.73
Residence Inn -- Schaumberg, IL .............  $ 99.14    82.9%    $ 82.21   $ 99.14    82.9%    $ 82.21
Sleep Inn -- Bedford Park, IL ...............  $ 83.71    89.6%    $ 74.97   $ 83.71    89.6%    $ 74.97
Springhill Suites -- Schaumberg, IL .........  $ 94.19    74.3%    $ 69.98   $ 94.19    74.3%    $ 69.98
Fairfield Inn & Suites -- Brandon, FL .......  $ 89.01    76.9%    $ 68.42   $ 94.49    72.0%    $ 68.04
Courtyard -- Fort Wayne, IN .................  $ 86.82    64.6%    $ 56.06   $ 86.82    64.6%    $ 56.06
Courtyard -- Louisville, KY .................  $ 93.00    58.8%    $ 54.69   $ 95.98    60.0%    $ 57.59
Courtyard -- Merrillville, IN ...............  $ 99.86    65.3%    $ 65.24   $ 99.86    65.3%    $ 65.24
Residence Inn -- Louisville, CO .............  $ 99.66    65.8%    $ 65.58   $ 99.66    65.8%    $ 65.58
Residence Inn -- Fishers, IN ................  $ 94.99    82.9%    $ 78.77   $ 96.75    80.0%    $ 77.40
Courtyard -- Sugarland, TX ..................  $ 91.39    73.1%    $ 66.79   $ 91.39    73.1%    $ 66.79
Residence Inn -- Sugarland, TX ..............  $ 98.06    86.4%    $ 84.68   $ 98.06    86.4%    $ 84.68
Fairfield Inn & Suites -- Merrillville, IN ..  $ 73.74    62.5%    $ 46.05   $ 84.00    68.0%    $ 57.12
Courtyard -- Mesquite, TX ...................  $ 90.70    71.1%    $ 64.53   $ 90.70    71.1%    $ 64.53
Residence Inn -- Merrillville, IN ...........  $103.15    74.2%    $ 76.53   $103.15    74.2%    $ 76.53
Courtyard -- Mishawaka, IN ..................  $103.41    74.4%    $ 76.92   $103.41    72.6%    $ 75.10
Courtyard -- Pontiac, MI ....................  $ 95.38    62.7%    $ 59.81   $ 95.38    62.0%    $ 59.13
Residence Inn II -- Austin, TX ..............  $103.35    83.2%    $ 86.03   $103.35    83.2%    $ 86.03
Hampton Inn -- Merrillville, IN .............  $ 93.49    75.4%    $ 70.50   $ 93.49    75.4%    $ 70.50
Holiday Inn Express -- Merrillville, IN .....  $ 92.40    72.1%    $ 66.62   $ 92.40    72.1%    $ 66.62
Courtyard -- Valparaiso, IN .................  $ 75.51    59.3%    $ 44.80   $ 75.51    59.3%    $ 44.80
Fairfield Inn & Suites -- Austin, TX ........  $ 82.47    69.8%    $ 57.60   $ 85.60    70.0%    $ 59.92
Holiday Inn Select -- Grand
   Rapids, MI ...............................  $ 72.26    69.5%    $ 50.19   $ 72.26    69.5%    $ 50.19
Residence Inn -- South Bend, IN .............  $ 90.15    79.0%    $ 71.21   $ 90.15    79.0%    $ 71.21
Courtyard -- Benton Harbor, MI ..............  $ 82.14    53.7%    $ 44.14   $ 82.14    53.7%    $ 44.14
Fairfield Inn & Suites -- Valparaiso, IN ....  $ 70.15    57.4%    $ 40.24   $ 73.25    63.0%    $ 46.12
AVERAGE .....................................  $102.93    72.5%    $ 74.74   $104.95    72.9%    $ 76.74

*    RLJ Hotel Pool Properties ADR, Occupancy and RevPAR information obtained from Smith Travel Research ("STR") Reports as of April 2006 with the exception of Holiday Inn Select Grand Rapids for which the STR Report is as of March 2006.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       51

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                                 RLJ HOTEL POOL
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "RLJ Hotel Pool Loan") is secured by a first mortgage encumbering 43 full-service, limited-service and extended stay hotels. The RLJ Hotel Pool Loan represents approximately 4.7% of the
     Cut-Off Date Pool Balance. The RLJ Hotel Pool Loan was originated on June
     14, 2006 and has a principal balance as of the Cut-Off Date of
     $146,092,500. The RLJ Hotel Pool Loan, which is evidenced by a pari passu note, dated June 14, 2006, is a portion of a whole loan with an original principal balance of $504,548,870. The other loans related to the RLJ Hotel
     Pool Loan are evidenced by seven separate pari passu notes, each dated June
     14, 2006 (the "RLJ Hotel Pool Pari Passu Companion Loans"), with an original aggregate principal balance of $358,456,370. The RLJ Hotel Pool
     Pari Passu Companion Loans will not be assets of the Trust Fund. The RLJ
     Hotel Pool Pari Passu Companion Loans and the RLJ Hotel Pool Loan are
     governed by an intercreditor and servicing agreement and will be serviced pursuant to the terms of the pooling and servicing agreement as described under "DESCRIPTION OF THE MORTGAGE POOL--Co-Lender Loans" in the Prospectus
     Supplement. The RLJ Hotel Pool Loan provides for interest-only payments for the first 42 months of its term, and thereafter, fixed monthly payments of principal and interest.

     The RLJ Hotel Pool Loan has a remaining term of 119 months and matures on
     July 1, 2016. The RLJ Hotel Pool Loan may be prepaid on or after August 1,
     2013, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWERS. The borrowers consist of 42 separate special purpose entities. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the RLJ Hotel Pool Loan. The sponsor of the borrowers is Robert L. Johnson. Mr. Johnson is the founding
     Chairman and CEO of Black Entertainment Television and has served on the
     Board of Directors of Hilton Hotels Corporation and U.S. Airways.

o    THE PROPERTIES. The Mortgaged Properties consist of 43 full-service, limited-service and extended stay hotels containing, in the aggregate, approximately 5,429 rooms. Based upon the trailing 12-month period ending
     April 30, 2006, the average occupancy rate for the properties securing the
     RLJ Hotel Pool Loan was approximately 72.5%.

o    SUBSTITUTION. The borrowers may substitute properties of like kind and quality subject to certain criteria including franchise name, geographic diversity and a no downgrade letter from the Rating Agencies with respect to substitutions of the 10 largest Mortgaged Properties as well as if greater than 10.0% of the portfolio in the aggregate are being substituted.

o    RELEASE. The release of an individual property will be permitted subject to a defeasance amount equal to 120% of the outstanding principal balance of the allocated loan amount with respect to each of the 10 largest properties. With respect to the balance of the properties, the release price percentage of the outstanding principal balance of the allocated loan amount of such property will be equal to the amounts set forth below.

                                 RELEASE PRICE
APPLICABLE LOAN AMOUNT PREPAID     PERCENTAGE
------------------------------   -------------
0-5% .........................        105%
Greater than 5% - 15% ........        110%
Greater than 15% - 20% .......        115%
Greater than 20% .............        120%

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable leases are deposited into a mortgagee-designated lockbox account.

o    MANAGEMENT. White Lodging Services Corporation ("White Lodging") is the
     property manager for the properties securing the RLJ Hotel Pool Loan.
     Established in 1985 and headquartered in Merrillville, Indiana, White
     Lodging is a fully integrated hotel ownership, development and operating company with a current portfolio consisting of 106 Marriott, Renaissance,
     Radisson, Hilton and Intercontinental-branded hotels in thirteen states.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       52

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                             500-512 SEVENTH AVENUE
--------------------------------------------------------------------------------

                  [PICTURES OF 500-512 SEVENTH AVENUE OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       53

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                             500-512 SEVENTH AVENUE
--------------------------------------------------------------------------------

                     [MAP OF 500-512 SEVENTH AVENUE OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       54

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                             500-512 SEVENTH AVENUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                $137,314,250
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     4.5%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSORS                             Jacob Chetrit, Joseph Moinian and Edward J.
                                                         Minskoff Equities, Inc.
TYPE OF SECURITY                                                       Leasehold
MORTGAGE RATE                                                            5.7064%
MATURITY DATE                                                      July 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                        None
ORIGINAL TERM / AMORTIZATION                                           120 / 300
REMAINING TERM / AMORTIZATION                                          119 / 299
LOCKBOX                                                                      Yes
UP-FRONT RESERVES
   TAX/INSURANCE                                 Yes
   ENGINEERING                            $   15,410
   GROUND RENT                            $   81,250
   FREE RENT(1)                           $  695,160
   OUTSTANDING TI/LC(2)                   $2,344,842
ONGOING ANNUAL RESERVES
   TAX/INSURANCE                                 Yes
   REPLACEMENT                            $  233,929
   TI/LC(3)                               $  877,235
   GROUND RENT                            $  487,500
   FREE RENT(1)                           $  568,361
ADDITIONAL FINANCING                      Pari Passu Debt          $137,314,250
                                                   B-Note          $ 24,975,048
                                           Mezzanine Debt          $ 24,989,064

                                                             WHOLE
                                           PARI PASSU      MORTGAGE
                                            NOTES(4)         LOAN
                                          ------------   ------------
CUT-OFF DATE BALANCE                      $274,628,500   $299,603,548
CUT-OFF DATE BALANCE/SF                   $        235   $        256
CUT-OFF DATE LTV                                  68.7%          74.9%
MATURITY DATE LTV                                 52.7%          57.8%
UW DSCR ON NCF                                    1.17x          1.06x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                            New York, NY
PROPERTY TYPE                                                      Office -- CBD
SIZE (SF)                                                              1,169,647
OCCUPANCY AS OF JUNE 1, 2006                                               95.7%
YEAR BUILT / YEAR RENOVATED                                          1921 / 2000
APPRAISED VALUE                                                     $400,000,000
PROPERTY MANAGEMENT                          Newmark & Company Real Estate, Inc.
UW ECONOMIC OCCUPANCY                                                      94.8%
UW REVENUES                                                         $ 39,572,738
UW TOTAL EXPENSES                                                   $ 13,822,539
UW NET OPERATING INCOME (NOI)                                       $ 25,750,198
UW NET CASH FLOW (NCF)                                              $ 24,113,629
--------------------------------------------------------------------------------

(1)  Initial reserve established for iVillage free rent beginning in January
     2009, and ongoing from January 2009 through December 2013.

(2)  Funds were escrowed for existing landlord TI/LC obligations.

(3)  Ongoing annual TI/LC reserve is capped at $1,500,000.

(4)  LTV ratios, DSC ratios and Cut-Off Date Balance/SF were derived based upon the aggregate indebtedness of or debt service on, as applicable, the
     500-512 Seventh Avenue Loan and the 500-512 Seventh Avenue Pari Passu
     Companion Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       55

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                             500-512 SEVENTH AVENUE
--------------------------------------------------------------------------------

                                TENANT SUMMARY

                                                                    % OF NET   BASE                 % OF TOTAL
                                       RATINGS(1)     NET RENTABLE  RENTABLE   RENT   ANNUAL BASE  ANNUAL BASE          LEASE
TENANT                             MOODY'S/S&P/FITCH    AREA (SF)     AREA      PSF       RENT         RENT          EXPIRATION
---------------------------------  -----------------  ------------  --------  ------  -----------  -----------  ------------------

MAJOR TENANTS
   Target Corporation ...........       A2/A+/A+           99,700      8.5%   $17.85  $ 1,779,645        5.5%        March 2015
   The New York Times Company ...      Baa1/A-/A           82,822      7.1    $38.00    3,147,236        9.7       November 2015
   iVillage, Inc. ...............       NR/NR/NR           56,668      4.8    $33.45    1,895,372        5.8         April 2015
   S. Rothschild & Co. Inc. .....       NR/NR/NR           49,989      4.3    $23.00    1,149,567        3.5         June 2014
   Fleet Street Ltd. ............       NR/NR/NR           42,923      3.7    $19.06      818,132        2.5    Multiple Spaces(2)
                                                        ---------    -----            -----------      -----
   TOTAL MAJOR TENANTS ..........                         332,102     28.4%   $26.47  $ 8,789,952       27.0%
NON-MAJOR TENANTS ...............                         787,605     67.3    $30.11   23,713,366       73.0
                                                        ---------    -----            -----------      -----
OCCUPIED TOTAL ..................                       1,119,707     95.7%   $29.03  $32,503,318      100.0%
VACANT SPACE ....................                          49,940      4.3            ===========      =====
                                                        ---------    -----
TOTAL ...........................                       1,169,647    100.0%
                                                        =========    =====

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease

(2)  Under the terms of multiple leases, approximately 7,216 square feet expire on a month to month basis, approximately 33,561 square feet expire in
     January 2008 and approximately 2,146 square feet expire in January 2015,

                            LEASE EXPIRATION SCHEDULE

                                                                          CUMULATIVE      % OF      CUMULATIVE
               # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF     % OF SF    BASE RENT     % OF BASE
   YEAR          EXPIRING        EXPIRING      EXPIRING     EXPIRING*      EXPIRING*    ROLLING*   RENT ROLLING*
------------   -----------   ---------------   --------   -------------   ----------   ---------   -------------

   2006              7           $19.94          33,430        2.9%          2.9%         2.1%           2.1%
   2007              4           $23.01          26,798        2.3%          5.1%         1.9%           3.9%
   2008             11           $24.15          68,422        5.8%         11.0%         5.1%           9.0%
   2009              9           $21.79          55,985        4.8%         15.8%         3.8%          12.8%
   2010             15           $31.44         157,802       13.5%         29.3%        15.3%          28.0%
   2011              8           $35.86          97,521        8.3%         37.6%        10.8%          38.8%
   2012              6           $35.84          65,088        5.6%         43.2%         7.2%          46.0%
   2013              8           $32.77          39,675        3.4%         46.6%         4.0%          50.0%
   2014              7           $23.63         105,551        9.0%         55.6%         7.7%          57.7%
   2015             18           $29.19         391,552       33.5%         89.1%        35.2%          92.8%
   2016              3           $28.90          32,860        2.8%         91.9%         2.9%          95.7%
Thereafter           6           $30.76          45,023        3.8%         95.7%         4.3%         100.0%
  Vacant             0               NA          49,940        4.3%        100.0%         0.0%         100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       56

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                             500-512 SEVENTH AVENUE
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "500-512 Seventh Avenue Loan") is secured by a first lien leasehold interest in an office building located in New
     York, New York. The 500-512 Seventh Avenue Loan represents approximately
     4.5% of the Cut-Off Date Pool Balance. The 500-512 Seventh Avenue Loan was
     originated on July 7, 2006 and has a principal balance as of the Cut-Off
     Date of $137,314,250. The 500-512 Seventh Avenue Loan, which is evidenced by a pari passu note, dated July 7, 2006, is a portion of a whole loan with an original principal balance of $300,000,000. The other loans related to the 500-512 Seventh Avenue Loan are evidenced by two separate notes, each dated July 7, 2006 (the "500-512 Seventh Avenue Pari Passu Companion Loan"
     and the "500-512 Seventh Avenue Subordinate Companion Loan" and,
     collectively with the 500-512 Seventh Avenue Loan, the "500-512 Seventh
     Avenue Whole Loan"), with original principal balances of $137,500,000 and
     $25,000,000, respectively. The 500-512 Seventh Avenue Pari Passu Companion
     Loan and the 500-512 Seventh Avenue Subordinate Companion Loan will not be assets of the Trust Fund. The 500-512 Seventh Avenue Loan, the 500-512
     Seventh Avenue Pari Passu Companion Loan and the 500-512 Seventh Avenue
     Subordinate Companion Loan are governed by an intercreditor and servicing agreement and will be serviced pursuant to the terms of the pooling and servicing agreement as described under "DESCRIPTION OF THE MORTGAGE
     POOL--Co-Lender Loans" in the Prospectus Supplement.

     The 500-512 Seventh Avenue Loan has a remaining term of 119 months and matures on July 11, 2016. The 500-512 Seventh Avenue Loan may be prepaid on or after April 11, 2016, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower is 500-512 Seventh Avenue Limited Partnership, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the 500-512
     Seventh Avenue Loan. The sponsors are Jacob Chetrit, Joseph Moinian and
     Edward J. Minskoff Equities, Inc. Mr. Moinian and Mr. Chetrit are the
     majority owners of the sponsorship group and are both New York City-based real estate owners and operators that own numerous office properties in
     Manhattan as well as additional commercial properties throughout the United
     States. Mr. Moinian heads the Moinian Group, which has been actively involved in greater New York commercial real estate for over 15 years, and currently owns and controls a portfolio that exceeds 20 million square feet of office, industrial, retail, residential and hotel properties throughout the United States and abroad. Mr. Chetrit heads the Chetrit Group, which has been involved in real estate for approximately 20 years. The Chetrit
     Group has interests in over 15 million square feet in locations such as New
     York, Philadelphia and Los Angeles.

o    THE PROPERTY. The Mortgaged Property is an approximately 1,169,647 square foot office building situated on approximately 1.2 acres. The Mortgaged
     Property was constructed in 1921 and renovated in 2000. The Mortgaged
     Property is located in New York, New York. As of June 1, 2006, the occupancy rate for the Mortgaged Property securing the 500-512 Seventh
     Avenue Loan was approximately 95.7%.

     The largest tenant is Target Corporation ("Target"), occupying approximately 99,700 square feet, or approximately 8.5% of the net rentable area. Target, the nation's second largest discount chain, operates nearly
     1,400 Target and SuperTarget stores in 47 states, as well as an online business called Target.com. As of July 21, 2006, Target was rated "A+"
     (S&P), "A2" (Moody's) and "A+" (Fitch). The Target lease expires in March
     2015. The second largest tenant is The New York Times Company ("The
     NYTimes"), occupying approximately 82,822 square feet, or approximately
     7.1% of the net rentable area. The NYTimes is a diversified media company, including newspapers, internet businesses, television and radio stations and investments in paper mills and other investments. The company operates three segments, namely the News Media Group, which is comprised of the New
     York Times Media Group, the New England Media Group and the Regional Media
     Group; the Broadcast Media Group, which consists of nine network-affiliated television stations, including KAUT-TV and About.com, an online source for consumer information and advice. As of July 21, 2006, The NYTimes was rated
     "A-" (S&P), "Baa1" (Moody's) and "A" (Fitch). The NYTimes lease expires in
     November 2015. The third largest tenant is iVillage, Inc. ("iVillage"), a subsidiary of NBC Universal, Inc., occupying approximately 56,668 square feet, or approximately 4.8% of the net rentable area. iVillage is "the
     Internet for women" and consists of several online and offline media-based properties that seek to enrich the lives of women, teenage girls and parents through the offering of unique content, community applications, tools and interactive features. iVillage (NASDAQ: IVIL) was established in
     1995 and is headquartered in New York, New York. The iVillage lease expires in April 2015.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       57

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                             500-512 SEVENTH AVENUE
--------------------------------------------------------------------------------

o    LOCKBOX ACCOUNT. All tenant payments due under the applicable leases are deposited into a mortgagee-designated lockbox account.

o    MEZZANINE DEBT. A mezzanine loan with an original amount of $25,000,000 was provided by Wachovia Bank, National Association, on July 7, 2006. The
     mezzanine loan is not an asset of the Trust Fund and is secured by a pledge in the equity interests in the borrower for the 500-512 Seventh Avenue
     Loan. The mezzanine loan carries a fixed interest rate of 10.250% per annum and matures in July 2016.

o    MANAGEMENT. Newmark & Company Real Estate, Inc. ("Newmark") is the property manager for the Mortgaged Property securing the 500-512 Seventh Avenue
     Loan. Newmark is an independent, full-service real estate firm, providing real estate solutions to corporations, property owners, investors and developers across the globe. Newmark serves as leasing agent and/or property manager for approximately 50 million square feet of commercial space in the United States.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       58

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                                 GLENDALE CENTER
--------------------------------------------------------------------------------

                      [PICTURES OF GLENDALE CENTER OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       59

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                                 GLENDALE CENTER
--------------------------------------------------------------------------------

                        [MAP OF GLENDALE CENTER OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       60

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                                 GLENDALE CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                      Nomura
CUT-OFF DATE BALANCE                                                $125,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     4.1%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                  Maguire Properties L.P.
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                            5.8175%
MATURITY DATE                                                      July 11, 2016
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           119 / IO
LOCKBOX                                                                      Yes
UP-FRONT RESERVES
   TAX/INSURANCE                                 Yes
   ENGINEERING                            $    7,500
   FUNDED HOLDBACK (1)                    $8,000,000
ONGOING ANNUAL RESERVES
   TAX/INSURANCE                                 Yes
   TI/LC(2)                               $  598,016
ADDITIONAL FINANCING                                                        None
CUT-OFF DATE BALANCE                                                $125,000,000
CUT-OFF DATE BALANCE/SF                                             $        327
CUT-OFF DATE LTV                                                           79.6%
MATURITY DATE LTV                                                          79.6%
UW DSCR ON NCF                                                             1.38x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                            Glendale, CA
PROPERTY TYPE                                                       Office - CBD
SIZE (SF)                                                                382,841
OCCUPANCY AS OF MAY 31, 2006                                               81.7%
YEAR BUILT / YEAR RENOVATED                                          1972 / 1996
APPRAISED VALUE                                                     $157,000,000
PROPERTY MANAGEMENT                                     Maguire Properties, L.P.
UW ECONOMIC OCCUPANCY(3)                                                   96.5%
UW REVENUES                                                         $ 15,140,147
UW TOTAL EXPENSES                                                   $  4,555,879
UW NET OPERATING INCOME (NOI)                                       $ 10,584,268
UW NET CASH FLOW (NCF)                                              $ 10,180,570
--------------------------------------------------------------------------------

(1)  Thirty-six (36) months after the closing of the Mortgage Loan, the borrower will have six (6) opportunities to apply for release of the Lease-Up
     Reserve in whole or in part given: (i) no event of default, and (ii)
     minimum DSC ratio of 1.15x . At the expiration of the Reserve Period, in the event there are funds remaining in the account, the borrower may elect to use the funds to pay down the principal balance of the Mortgage Loan
     (subject to the appropriate lockout and prepayment penalties as described herein), or if such election is not made, the funds will be placed into a
     Earnout TILC Reserve account. For the remainder of the term of the Mortgage
     Loan, the borrower may apply for release of the Earnout TILC Reserve given:
     (i) no event of default, and (ii) a minimum DSC ratio of 1.15x.

(2)  Maximum deposits to the ongoing TI/LC reserve shall be $3,588,093.

(3)  A master lease from Maguire Properties, L.P. was required, commencing on the closing date of the Mortgage Loan at a base rate of $23.50 per square foot plus CAM reimbursements plus associated parking income. The mortgagee will release the master lease in whole or in part at the earlier to occur of: (i) the borrower entering into leases on the related space (or any portion thereof) on a minimum 5-year term at income (rent + CAM + parking)
     sufficient to achieve a minimum DSC ratio equal to 1.15x based on the actual constant on a 30-year amortization schedule, (ii) the Underwritten
     Net Cash Flow supports a minimum DSC ratio of 1.15x based on the actual constant on a 30-year amortization schedule without giving credit to the master lease, or (iii) 2 years from the closing of the Mortgage Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       61

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                                 GLENDALE CENTER
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                                                       % OF
                                                                % OF NET                              TOTAL
                                 RATINGS(1)      NET RENTABLE   RENTABLE   BASE RENT     ANNUAL       ANNUAL           LEASE
          TENANT             MOODY'S/S&P/FITCH     AREA (SF)      AREA        PSF       BASE RENT   BASE RENT       EXPIRATION
--------------------------   -----------------   ------------   --------   ---------   ----------   ---------   ------------------

MAJOR TENANTS
   Disney Enterprises ....        A2/A-/NR          156,215       40.8%      $23.73    $3,706,690      45.9%         June 2011
   Bank of America .......      Aa2/AA-/AA-         136,030       35.5       $29.60     4,026,436      49.8     Multiple Spaces(2)
                                                    -------      -----                 ----------     -----
   TOTAL MAJOR TENANTS ...                          292,245       76.3%      $26.46    $7,733,126      95.7%
NON-MAJOR TENANTS ........                           20,462        5.3       $17.15       351,012       4.3
                                                    -------      -----                 ----------     -----
OCCUPIED TOTAL ...........                          312,707       81.7%      $25.85    $8,084,138     100.0%
                                                                                       ==========     =====
VACANT SPACE .............                           70,134       18.3
                                                    -------      -----
TOTAL ....................                          382,841      100.0%
                                                    =======      =====

(1)  Certain ratings are those of the parent company whether or not the parent guarantees the lease.

(2)  Under the terms of multiple leases, approximately 66,091 square feet expire in October 2010 and approximately 69,939 square feet expire in April 2013.

                            LEASE EXPIRATION SCHEDULE

                                                                        CUMULATIVE      % OF       CUMULATIVE
             # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF     % OF SF    BASE RENT     % OF BASE
   YEAR        EXPIRING        EXPIRING      EXPIRING     EXPIRING*      ROLLING*     ROLLING*   RENT ROLLING*
----------   -----------   ---------------   --------   -------------   ----------   ---------   -------------

   2006           0             $ 0.00              0        0.0%           0.0%        0.0%           0.0%
   2007           1             $20.00          2,020        0.5%           0.5%        0.5%           0.5%
   2008           0             $ 0.00              0        0.0%           0.5%        0.0%           0.5%
   2009           0             $ 0.00              0        0.0%           0.5%        0.0%           0.5%
   2010           3             $28.59         66,091       17.3%          17.8%       23.4%          23.9%
   2011           8             $22.82        162,457       42.4%          60.2%       45.9%          69.7%
   2012           0             $ 0.00              0        0.0%          60.2%        0.0%          69.7%
   2013           3             $30.55         69,939       18.3%          78.5%       26.4%          96.2%
   2014           1             $25.46         12,200        3.2%          81.7%        3.8%         100.0%
   2015           0             $ 0.00              0        0.0%          81.7%        0.0%         100.0%
   2016           0             $ 0.00              0        0.0%          81.7%        0.0%         100.0%
Thereafter        0             $ 0.00              0        0.0%          81.7%        0.0%         100.0%
  Vacant          0                 NA         70,134       18.3%         100.0%        0.0%         100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       62

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                                 GLENDALE CENTER
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Glendale Center Loan") is secured by a first mortgage encumbering an office building located in Glendale,
     California. The Glendale Center Loan represents approximately 4.1% of the
     Cut-Off Date Pool Balance. The Glendale Center Loan was originated on June
     27, 2006 and has a principal balance as of the Cut-Off Date of
     $125,000,000. The Glendale Center Loan provides for interest-only payments for the entire term.

     The Glendale Center Loan has a remaining term of 119 months and matures on
     July 11, 2016. The Glendale Center Loan may be prepaid on or after January
     11, 2016, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower is Maguire Properties - 611 N. Brand LLC, a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the
     Glendale Center Loan. The sponsor is Maguire Properties L.P., a Maryland limited partnership, of which Maguire Properties, Inc. ("Maguire
     Properties") is the sole general partner. As of June 24, 2006, Maguire
     Properties, a publicly traded REIT (NYSE: MPG), was trading on the NYSE at
     $36.80 per share with a market capitalization of $1.70 billion. Maguire
     Properties owns approximately 14.8 million square feet of office space contained within 23 properties and undeveloped land that it believes can support up to 5.0 million square feet of office, retail and/or residential space. See "RISK FACTORS--The Mortgage Loans--Bankruptcy Proceedings Entail
     Certain Risks" for a discussion of a prior bankruptcy involving an entity under common sponsorship with the borrower.

o    THE PROPERTY. The Mortgaged Property is an approximate 382,841 square foot office building situated on approximately 5.4 acres. The Mortgaged Property was constructed in 1972 and renovated in 1996. The Mortgaged Property is located in Glendale, California within the Los Angeles, California metropolitan statistical area. As of May 31, 2006, the occupancy rate for the Mortgaged Property was approximately 81.7%.

     The largest tenant is Disney Enterprises ("Disney"), occupying approximately 156,215 square feet, or approximately 40.8% of the net rentable area. Disney is a diversified international entertainment company with operations in creative content, broadcasting and theme parks and resorts. The company is currently the world's second largest media entertainment conglomerate and ranks 63rd in the Fortune 500 with annual revenues of over $31 billion and an equity market capitalization of nearly
     $65 billion as of June 24, 2006. Disney is a component of both the Dow
     Jones Industrial and Standard and Poor's 500 indices. The Disney lease expires in June 2011. As of July 21, 2006, Disney was rated "A2" (Moody's)
     and "A-" (S&P). The second largest tenant is Bank of America Corporation
     ("Bank of America"), occupying approximately 136,030 square feet, or approximately 35.5% of the net rentable area. Bank of America is currently the nation's second largest bank with over $1.2 trillion in total assets.
     Bank of America is ranked 12th in the Fortune 500, with a market capitalization of $230 billion as of June 24, 2006. Bank of America employs over 176,000 associates worldwide, divided between three main segments:
     Consumer and Commercial Banking, Global and Corporate Investment Banking
     and Asset Management and Equity Investment. Bank of America has multiple leases, with approximately 66,091 square feet expiring in October 2010 and
     69,939 square feet expiring in April 2013. As of July 21, 2006, Bank of
     America was rated "Aa2" (Moody's), "AA-" (S&P) and "AA-" (Fitch).

o    RELEASE. There is a parcel of land adjacent to the Mortgaged Property (the
     "Adjacent Land Parcel") for which Maguire Properties is considering development opportunities. The Adjacent Land Parcel is currently part of the Mortgaged Property, but may be released subsequent to the Closing Date provided that the borrower must: (a) provide individual surveys, legal descriptions and any such other information requested by and reasonably acceptable to the mortgagee reflecting the legal separation of the Adjacent
     Land Parcel from the Mortgaged Property; (b) provide such easements, maintenance agreements, access agreements or other agreements as reasonably required by the mortgagee so the use, access, appeal, marketability or value of the Mortgaged Property are not impeded or impaired; and (c) the
     Borrower shall not actively solicit any then-current tenant or parent company of a then-current tenant at the Mortgaged Property for tenancy at the Adjacent Land Parcel without the mortgagee's prior written consent.

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagee-designated lock box account.

o    MANAGEMENT. Maguire Properties, L.P., the sponsor, is the property manager for the Mortgaged Property securing the Glendale Center Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       63

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       64

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                               HARDEN RANCH PLAZA
--------------------------------------------------------------------------------

                    [PICTURES OF HARDEN RANCH PLAZA OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       65

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                               HARDEN RANCH PLAZA
--------------------------------------------------------------------------------

                       [MAP OF HARDEN RANCH PLAZA OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       66

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                               HARDEN RANCH PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $75,700,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     2.5%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSORS                                   Russell R. Pratt and Thomas S. deRegt
TYPE OF SECURITY                                                             Fee
PARTIAL RELEASE(1)                                                           Yes
MORTGAGE RATE                                                             5.850%
MATURITY DATE                                                      July 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          119 / 360
LOCKBOX(2)                                                             Springing

UP-FRONT RESERVES
   TAX/INSURANCE                               Yes
   ENGINEERING                            $ 27,750

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                               Yes
   REPLACEMENT                            $ 88,615
   TI/LC(3)                               $265,846

ADDITIONAL FINANCING(4)                                                     None

   CUT-OFF DATE BALANCE                                              $75,700,000
   CUT-OFF DATE BALANCE/SF                                           $       171
   CUT-OFF DATE LTV                                                        64.1%
   MATURITY DATE LTV                                                       59.9%
   UW DSCR ON NCF                                                          1.21x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                             Salinas, CA
PROPERTY TYPE                                                 Retail -- Anchored
SIZE (SF)                                                                443,077
OCCUPANCY AS OF JULY 11, 2006                                             100.0%
YEAR BUILT / YEAR RENOVATED                                            1991 / NA
APPRAISED VALUE                                                     $118,100,000
PROPERTY MANAGEMENT                                        Pratt/Goldsmith, Inc.
UW ECONOMIC OCCUPANCY                                                      97.0%
UW REVENUES                                                           $8,934,856
UW TOTAL EXPENSES                                                     $2,137,703
UW NET OPERATING INCOME (NOI)                                         $6,797,152
UW NET CASH FLOW (NCF)                                                $6,486,865
--------------------------------------------------------------------------------

(1)  Subject to certain tests as described in the Mortgage Loan documents, the
     Mortgage Loan permits tenant specific parcels to be released at a cost of
     93.75% of the appraised value. Such tests include a maximum LTV ratio of
     65% on the remaining collateral and a minimum DSC ratio of 1.25x during the
     TTM period, calculated excluding rent associated with the collateral to be released.

(2)  A lockbox will be required (i) upon the occurrence of an event of default or (ii) if the DSC ratio, as computed by the mortgagee, is less than 1.10x.

(3)  Capped at $531,692.

(4)  Future mezzanine debt is permitted subject to a combined maximum LTV ratio of 65.0% and a combined minimum DSC ratio of 1.25x as described in the related Mortgage Loan documents. Future unsecured debt is permitted in the form of a revolving line of credit in an annual amount not to exceed
     $900,000.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       67

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                               HARDEN RANCH PLAZA
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                % OF NET                            % OF TOTAL
                                  RATINGS*       NET RENTABLE   RENTABLE   BASE RENT      ANNUAL      ANNUAL         LEASE
TENANT                       MOODY'S/S&P/FITCH     AREA (SF)      AREA        PSF       BASE RENT    BASE RENT     EXPIRATION
--------------------------   -----------------   ------------   --------   ---------   ----------   ----------   -------------

MAJOR TENANTS
   Safeway ...............     Baa2/BBB-/BBB         52,686       11.9%      $12.86    $  677,542       9.3%     August 2011
   Ashley Home Store .....        NR/NR/NR           49,548       11.2       $ 9.88       489,534       6.8      November 2017
   Bed, Bath & Beyond ....       NR/BBB/NR           30,001        6.8       $11.60       348,012       4.8      January 2012
   Salinas Athletic ......        NR/NR/NR           28,000        6.3       $ 3.74       104,720       1.4      August 2015
   Marshalls .............        A3/A/NR            27,000        6.1       $10.50       283,500       3.9      January 2012
   Office Depot ..........      Baa3/BBB-/NR         25,258        5.7       $13.31       336,184       4.6      August 2009
   Circuit City ..........        NR/NR/NR           23,945        5.4       $14.06       336,667       4.6      January 2008
                                                     ------      -----                 ----------     -----
   TOTAL MAJOR TENANTS ...                          236,438       53.4%      $10.90    $2,576,158      35.5%
NON-MAJOR TENANTS ........                          206,639       46.6       $22.63     4,675,294      64.5
                                                    -------      -----                 ----------     -----
OCCUPIED TOTAL ...........                          443,077      100.0%      $16.37    $7,251,452     100.0%
                                                                                       ==========     =====
VACANT SPACE .............                                0        0.0
                                                    -------      -----
TOTAL ....................                          443,077      100.0%
                                                    =======      =====

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

                                                                                                              CUMULATIVE %
             # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF   % OF BASE RENT   OF BASE RENT
   YEAR        ROLLING         ROLLING        ROLLING     EXPIRING*          ROLLING*           ROLLING*        ROLLING*
----------   -----------   ---------------   --------   -------------   ------------------   --------------   ------------

    2006           3            $25.00         3,410         0.8%               0.8%               1.2%            1.2%
    2007           8            $20.07        34,207         7.7%               8.5%               9.5%           10.6%
    2008          18            $21.82        72,056        16.3%              24.8%              21.7%           32.3%
    2009           9            $15.01        51,962        11.7%              36.5%              10.8%           43.1%
    2010          10            $26.75        28,849         6.5%              43.0%              10.6%           53.7%
    2011           5            $15.46        68,980        15.6%              58.6%              14.7%           68.4%
    2012           5            $14.50        75,840        17.1%              75.7%              15.2%           83.6%
    2013           2            $22.93        14,625         3.3%              79.0%               4.6%           88.2%
    2014           0            $ 0.00             0         0.0%              79.0%               0.0%           88.2%
    2015           2            $ 5.15        29,600         6.7%              85.7%               2.1%           90.3%
    2016           0            $ 0.00             0         0.0%              85.7%               0.0%           90.3%
Thereafter         2            $11.05        63,548        14.3%             100.0%               9.7%          100.0%
   Vacant          0              NA               0         0.0%             100.0%               0.0%          100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       68

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                               HARDEN RANCH PLAZA
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Harden Ranch Plaza Loan") is secured by a first mortgage encumbering an anchored retail center located in Salinas,
     California. The Harden Ranch Plaza Loan represents approximately 2.5% of the Cut-Off Date Pool Balance. The Harden Ranch Plaza Loan was originated on July 7, 2006 and has a principal balance as of the Cut-Off Date of
     $75,700,000. The Harden Ranch Plaza Loan provides for interest-only payments for the first 60 months of its term, and thereafter, fixed payments of principal and interest.

     The Harden Ranch Plaza Loan has a remaining term of 119 months and matures on July 11, 2016. The Harden Ranch Plaza Loan may be prepaid on or after
     May 11, 2016, and permits defeasance with United States government obligations beginning three years after the first payment date.

o    THE BORROWER. The borrowers are Salinas Shopping Center Associates Limited
     Partnership and DDI Salinas II, LLC, each a special purpose entity. Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Harden Ranch Plaza Loan. The sponsors of the borrowers are Russell R. Pratt and Thomas S. deRegt. Mr.
     Pratt is the President of The Pratt Company, a California-based real estate development company with offices in San Francisco and Salinas. Mr. Pratt has been active in the retail industry for the past thirty years and has developed more than 2,000,000 square feet of retail space as well as two mini-storage facilities with over 135,000 square feet. Mr. deRegt is the principal and President of deRegt Development, Inc., a Monterey,
     California-based real estate development company that has been active in single family, multifamily and land development since 1989. Mr. deRegt is active in the Salinas market.

o    THE PROPERTY. The Mortgaged Property is an approximately 443,077 square foot anchored retail building situated on approximately 57.6 acres. The
     Mortgaged Property was constructed in 1991. The Mortgaged Property is located in Salinas, California. As of July 11, 2006, the occupancy rate for the Mortgaged Property securing the Harden Ranch Plaza Loan was approximately 100.0%.

     The largest tenant is Safeway, Inc. ("Safeway"), occupying approximately
     52,686 square feet, or approximately 11.9% of the net rentable area.
     Safeway is one of North America's largest food retailers, with approximately 1,775 stores located mostly in the Western, Midwestern and
     Mid-Atlantic regions of the United States, as well as Western Canada. As of
     July 25, 2006, Safeway was rated "Baa2" (Moody's), "BBB-" (S&P) and "BBB"
     (Fitch). The Safeway lease expires in August 2011. The second largest tenant is Ashley Home Store ("Ashley"), occupying approximately 49,548 square feet, or approximately 11.2% of the net rentable area. Founded in
     1945, Ashley is the largest home furniture manufacturer in the United
     States and the number one selling brand of home furniture in North America.
     It operates more than 200 Ashley Furniture Home Stores, independently owned shops that sell only Ashley Furniture products in the United States, Canada and Japan. The Ashley lease expires in November 2017. The third largest tenant is Bed, Bath & Beyond, Inc. ("Bed, Bath & Beyond"), occupying approximately 30,001 square feet, or approximately 6.8% of the net rentable area. Founded in 1971, Bed, Bath & Beyond is the number one superstore domestics retailer in the United States. As of July 25, 2006, Bed, Bath &
     Beyond was rated "BBB" (S&P). The Bed, Bath & Beyond lease expires in
     January 2012.

o    PARTIAL RELEASE. The Mortgage Loan permits tenant specific parcels to be released at a cost of 93.75% of the appraised value, subject to the satisfaction of certain criteria set forth in the related Mortgage Loan documents, including the remaining collateral having a maximum LTV ratio of
     65% and a minimum DSC ratio of 1.25x during the TTM period, calculated excluding rent associated with the collateral to be released.

o    LOCK BOX ACCOUNT. All tenant payments due under the applicable tenant leases are deposited into a mortgagor-designated lockbox account. At any time during the term of the Harden Ranch Plaza Loan, (i) if the DSC ratio, as computed by the mortgagee, is less than 1.10x or (ii) upon the occurrence of an event of default under the Mortgage Loan documents, the amount in the lockbox will be swept daily into a mortgagee-designated lock box account.

o    MANAGEMENT. Pratt/Goldsmith, Inc. ("PGI"), an affiliate of the sponsors, is the property manager for the Mortgaged Property securing the Harden Ranch
     Plaza Loan. PGI currently manages three retail centers totaling approximately 930,000 square feet. PGI has successfully managed the
     Mortgaged Property for 14 consecutive years and has maintained at least a
     98% occupancy.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       69

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       70

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                      BACARA AND MONTELENA AT THE CANYONS
--------------------------------------------------------------------------------

            [PICTURES OF BACARA AND MONTELENA AT THE CANYONS OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       71

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                      BACARA AND MONTELENA AT THE CANYONS
--------------------------------------------------------------------------------

              [MAP OF BACARA AND MONTELENA AT THE CANYONS OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       72

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                       BACARA AND MONTELENA AT THE CANYONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $63,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     2.0%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                        Michael J. Sauter
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             6.500%
MATURITY DATE                                                      June 11, 2016
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           118 / IO
LOCKBOX(1)                                                             Springing

UP-FRONT RESERVES
   TAX/INSURANCE                                     Yes

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                                     Yes
   REPLACEMENT                                  $125,796

ADDITIONAL FINANCING(2)                   Mezzanine Debt             $11,386,000

CUT-OFF DATE BALANCE                                                 $63,000,000
CUT-OFF DATE BALANCE/UNIT                                            $   100,159
CUT-OFF DATE LTV                                                           77.8%
MATURITY DATE LTV                                                          77.8%
UW DSCR ON NCF                                                             1.20x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                             Phoenix, AZ
PROPERTY TYPE                                        Multifamily -- Conventional
SIZE (UNITS)                                                                 629
OCCUPANCY AS OF JULY 10, 2006                                              91.9%
YEAR BUILT / YEAR RENOVATED                                            2004 / NA
APPRAISED VALUE                                                      $81,000,000
PROPERTY MANAGEMENT                                  S-J Management LLC and Gray
                                                          Clow Residential L.L.C
UW ECONOMIC OCCUPANCY                                                      95.0%
UW REVENUES                                                           $7,070,967
UW TOTAL EXPENSES                                                     $2,039,609
UW NET OPERATING INCOME (NOI)                                         $5,031,358
UW NET CASH FLOW (NCF)                                                $4,905,558
--------------------------------------------------------------------------------

(1)  A lockbox will be required (i) upon the occurrence of an event of default or (ii) if the DSC ratio, as computed by the mortgagee, is less than 1.05x.

(2)  Future mezzanine debt is permitted subject to a combined maximum LTV ratio of 90.0% and a combined minimum DSC ratio of 1.05x as described in the related Mortgage Loan documents.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       73

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                       BACARA AND MONTELENA AT THE CANYONS
--------------------------------------------------------------------------------

                              BACARA AT THE CANYONS

                                     APPROXIMATE    APPROXIMATE
UNIT MIX            NO. OF UNITS   UNIT SIZE (SF)     NRA (SF)    % OF NRA    MARKET RENT
-----------------   ------------   --------------   -----------   --------   -------------

1 BR/1BA ........         60              703          42,150        21.4%   $         854
2 BR/1BA ........         25              695          17,375         8.8    $         889
2 BR/2 BA .......        126              905         114,004        57.9    $       1,002
3 BR/2 BA .......         22            1,060          23,320        11.8    $       1,149
                         ---                          -------       -----
TOTAL/AVERAGE ...        233              845         196,849       100.0%   $965/$1.14/SF
                         ===                          =======       =====

                            MONTELENA AT THE CANYONS

                                     APPROXIMATE    APPROXIMATE
UNIT MIX            NO. OF UNITS   UNIT SIZE (SF)     NRA (SF)    % OF NRA    MARKET RENT
-----------------   ------------   --------------   -----------   --------   -------------

Studio ..........         78              492          38,400         14.6%  $         721
1 BR/1BA ........        150              518          77,640         29.4   $         767
2 BR/1BA ........         24              695          16,680          6.3   $         879
2 BR/2 BA .......         72              785          56,544         21.4   $         939
3 BR/2 BA .......         36              972          34,992         13.3   $       1,054
4 BR/2 BA .......         36            1,095          39,420         15.0   $       1,249
                         ---                           ------        -----
TOTAL/AVERAGE ...        396              666         263,676        100.0%  $866/$1.30/SF
                         ===                          =======        =====

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       74

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                       BACARA AND MONTELENA AT THE CANYONS
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Bacara and Montelena at the Canyons
     Loan") is secured by a first mortgage encumbering a 629-unit multifamily complex located in Phoenix, Arizona. The Bacara and Montelena at the
     Canyons Loan represents approximately 2.0% of the Cut-Off Date Pool
     Balance. The Bacara and Montelena at the Canyons Loan was originated on May
     31, 2006 and has a principal balance as of the Cut-Off Date of $63,000,000.
     The Bacara and Montelena at the Canyons Loan provides for interest-only payments for the entire loan term.

     The Bacara and Montelena at the Canyons Loan has a remaining term of 118 months and matures on June 11, 2016. The Bacara and Montelena at the
     Canyons Loan may be prepaid on or after April 11, 2016, and permits defeasance with United States government obligations beginning two years after the Closing Date.

o    THE BORROWER. The borrower is M&B Property Holdings L.L.C., a special purpose entity. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Bacara and Montelena at the Canyons Loan. The sponsor of the borrower is Michael J. Sauter, the principal of S-J Management LLC ("S-J"). S-J is a full-service real estate investment firm engaged in the business of acquiring, managing and selling multifamily rental properties throughout the Seattle and the Western
     Washington area, and more recently, in Phoenix, Arizona.

o    THE PROPERTY. The Mortgaged Property is a 629-unit complex that consists of
     233 garden-style units and 396 urban-style units in a total of 42 buildings situated on approximately 15.6 acres. The Mortgaged Property was constructed in 2004. The Mortgaged Property is located in Phoenix, Arizona.
     The amenities at the Mortgaged Property include a fitness center, residential relations center, leasing center, security access gate, four swimming pools and a spa. As of July 10, 2006, the occupancy rate for the
     Mortgaged Property securing the Bacara and Montelena at the Canyons Loan was approximately 91.9%.

o    LOCKBOX ACCOUNT. At any time during the term of the Bacara and Montelena at the Canyons Loan (i) if the DSC ratio, as computed by the mortgagee, falls below 1.05x, or (ii) upon the occurrence of an event of default, the borrower must notify the tenants that any and all tenant payments due under the applicable tenant leases shall be directly deposited into a mortgagee-designated lockbox account.

o    PROPERTY MANAGEMENT. S-J, an affiliate of the sponsor, and Gray Clow
     Residential L.L.C., are the property managers for the Mortgaged Property securing the Bacara and Montelena at the Canyons Loan. S-J currently manages a portfolio of approximately 1,372 properties.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       75

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       76

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                           YUMA PALMS REGIONAL CENTER
--------------------------------------------------------------------------------

                [PICTURES OF YUMA PALMS REGIONAL CENTER OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       77

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                           YUMA PALMS REGIONAL CENTER
--------------------------------------------------------------------------------

                   [MAP OF YUMA PALMS REGIONAL CENTER OMITTED]

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       78

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                           YUMA PALMS REGIONAL CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                      Nomura
CUT-OFF DATE BALANCE                                                 $62,530,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     2.0%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                Inland Real Estate Investment Corporation
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.470%
MATURITY DATE                                                      July 11, 2016
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM /
AMORTIZATION                                                            119 / IO
LOCKBOX                                                                     None

UP-FRONT RESERVES                                   None

ONGOING ANNUAL RESERVES
   TAX/INSURANCE*                              Springing

ADDITIONAL FINANCING                      Mezzanine Debt             $ 8,000,000

CUT-OFF DATE BALANCE                                                 $62,530,000
CUT-OFF DATE BALANCE/SF                                              $       156
CUT-OFF DATE LTV                                                           63.8%
MATURITY DATE LTV                                                          63.8%
UW DSCR ON NCF                                                             1.59x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                                Yuma, AZ
PROPERTY TYPE                                                  Retail - Anchored
SIZE (SF)                                                                400,141
OCCUPANCY AS OF MAY 31, 2006                                               97.9%
YEAR BUILT / YEAR RENOVATED                                            2004 / NA
APPRAISED VALUE                                                      $98,000,000
PROPERTY MANAGEMENT                 Inland Continental Property Management Corp.
UW ECONOMIC OCCUPANCY                                                      95.2%
UW REVENUES                                                           $8,444,699
UW TOTAL EXPENSES                                                     $2,749,809
UW NET OPERATING INCOME (NOI)                                         $5,694,890
UW NET CASH FLOW (NCF)                                                $5,431,769
--------------------------------------------------------------------------------

*    Tax and insurance reserves will be required in the event the borrower fails to provide evidence that taxes have been paid and that the related
     Mortgaged Property is insured.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       79

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                           YUMA PALMS REGIONAL CENTER
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                                                              % OF
                                                                           % OF                   ANNUAL     ANNUAL
                                          RATINGS(1)     NET RENTABLE  NET RENTABLE  BASE RENT     BASE       BASE        LEASE
TENANTS                               MOODY'S/S&P/FITCH    AREA (SF)       AREA         PSF        RENT       RENT     EXPIRATION
------------------------------------  -----------------  ------------  ------------  ---------  ----------   ------  --------------

ANCHOR TENANTS - NOT PART OF                                                         NOT PART OF COLLATERAL
   COLLATERAL                                                                        NOT PART OF COLLATERAL
   JC Penney .......................    Baa3/BBB-/BBB-                               NOT PART OF COLLATERAL
   Dillard's .......................      B3/BB/BB-                                  NOT PART OF COLLATERAL
   Target ..........................       A2/A+/A+                                  NOT PART OF COLLATERAL
   Kohl's ..........................      A3/BBB+/A
   Sam's Club ......................      Aa2/AA/AA
TOTAL ANCHOR - NOT PART OF
COLLATERAL .........................
ANCHOR TENANTS - COLLATERAL ........
   Harkins Yuma Palms ..............       NR/NR/NR         63,255         15.8%       $13.00    $  822,315   13.3%   January 2020
   Sports Authority ................       NR/B/NR          34,947          8.7        $11.97       418,404    6.7    January 2016
   Marshall's ......................       A3/A/NR          28,500          7.1        $ 9.40       267,900    4.3   September 2014
   Jo-Ann Fabrics ..................       B1/B-/NR         25,000          6.2        $12.50       312,500    5.0    January 2016
TOTAL ANCHOR TENANTS - COLLATERAL ..                     ---------        -----                  ----------  -----
TOP 5 NON-ANCHOR TENANTS ...........                       151,702         37.9%       $12.00    $1,821,119   29.4%
   Ross ............................      NR/BBB/NR         29,983          7.5%       $11.25    $  337,309    5.4%   January 2015
   Linens 'n Things ................       B3/B/B-          24,943          6.2        $13.25       330,495    5.3    January 2015
   Best Buy ........................    Baa2/BBB/BBB+       19,792          4.9        $12.00       237,504    3.8    January 2015
   PETsMART ........................       NR/BB/NR         19,184          4.8        $12.00       230,208    3.7    January 2020
   Old Navy ........................    Baa3/BBB-/BBB-      14,800          3.7        $12.50       185,000    3.0     April 2010
                                                         ---------        -----                  ----------  -----
TOTAL TOP 5 NON-ANCHOR TENANTS .....                       108,702         27.2%       $12.15    $1,320,516   21.3%
NON-MAJOR TENANTS ..................                       131,159         32.8        $23.35     3,063,023   49.4
                                                         ---------        -----                  ----------  -----
OCCUPIED COLLATERAL TOTAL ..........                       391,563         97.9%       $15.85    $6,204,658  100.0%
                                                                                                 ==========  =====
VACANT SPACE .......................                         8,578          2.1
                                                         ---------        -----
COLLATERAL TOTAL ...................                       400,141        100.0%
                                                         =========        =====
PROPERTY TOTAL .....................                     1,050,006(2)
                                                         =========

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  Property total square footage was derived from the appraisal dated April
     11, 2006.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       80

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                           YUMA PALMS REGIONAL CENTER
--------------------------------------------------------------------------------

                            LEASE EXPIRATION SCHEDULE

             # OF LEASES   WA BASE RENT/SF   TOTAL SF    % OF TOTAL     CUMULATIVE %      % OF BASE       CUMULATIVE % OF
   YEAR        EXPIRING        EXPIRING      EXPIRING   SF EXPIRING*   OF SF ROLLING*   RENT ROLLING*   BASE RENT ROLLING*
----------   -----------   ---------------   --------   ------------   --------------   -------------   ------------------

   2006            1            $ 0.00          2,260        0.6%            0.6%            0.0%               0.0%
   2007            0            $ 0.00              0        0.0%            0.6%            0.0%               0.0%
   2008            0            $ 0.00              0        0.0%            0.6%            0.0%               0.0%
   2009            2            $18.98         10,035        2.5%            3.1%            3.1%               3.1%
   2010           19            $21.91         46,712       11.7%           14.7%           16.5%              19.6%
   2011            4            $24.62         11,166        2.8%           17.5%            4.4%              24.0%
   2012            1            $21.00          5,490        1.4%           18.9%            1.9%              25.9%
   2013            0            $ 0.00              0        0.0%           18.9%            0.0%              25.9%
   2014            9            $15.81         45,618       11.4%           30.3%           11.6%              37.5%
   2015           13            $15.17        103,459       25.9%           56.2%           25.3%              62.8%
   2016            6            $14.56         81,541       20.4%           76.5%           19.1%              81.9%
Thereafter         4            $13.16         85,282       21.3%           97.9%           18.1%             100.0%
  Vacant           0                NA          8,578        2.1%          100.0%            0.0%             100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       81

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                           YUMA PALMS REGIONAL CENTER
--------------------------------------------------------------------------------

o    THE LOAN. The Mortgage Loan (the "Yuma Palms Regional Center Loan") is
     secured by a first mortgage encumbering an anchored retail center located in Yuma, Arizona. The Yuma Palms Regional Center Loan represents approximately 2.0% of the Cut-Off Date Pool Balance. The Yuma Palms
     Regional Center Loan was originated on June 13, 2006 and has a principal balance as of the Cut-Off Date of $62,530,000. The Yuma Palms Regional
     Center Loan provides for interest-only payments for the entire loan term.

     The Yuma Palms Regional Center Loan has a remaining term of 119 months and matures on July 11, 2016. The Yuma Palms Regional Center Loan may be
     prepaid with the payment of a yield maintenance premium on or after the date that is the eleventh (11th) day of the calendar month occurring after the date which is three (3) years following the start-up day, and may be prepaid without prepayment penalty or payment of a yield maintenance premium on or after April 11, 2016.

o    THE BORROWER. The borrower is Yuma Palms 1031, L.L.C., a special purpose
     Delaware limited liability company. Legal counsel to the borrower delivered a non-consolidation opinion in connection with the origination of the Yuma
     Palms Regional Center Loan. The sponsor of the borrower is Inland Real
     Estate Investment Corporation ("IREIC"). IREIC is a wholly owned subsidiary of the Inland Group, Inc. IREIC syndicates limited partnerships and real estate investment trusts that acquire real estate and invest in mortgage loans. As of June 30, 2005, IREIC and its wholly owned subsidiaries, some of which include Inland Real Estate Exchange Corporation ("IREX"), Inland
     Western Retail Real Estate Advisory Services, Inc. and Inland Retail Real
     Estate Advisory Service, Inc., had a total stockholder's equity of
     $113,395,687, with liquidity of $44,222,445. Inland-sponsored companies have more than 100 million square feet under management and have managed assets in excess of $16.5 billion.

o    THE PROPERTY. The Mortgaged Property is an approximate 400,141 square foot anchored retail building situated on approximately 65.2 acres. The
     Mortgaged Property, located in Yuma, Arizona, was constructed in 2004. As of May 31, 2006, the occupancy rate for the Mortgaged Property securing the
     Yuma Palms Regional Center Loan was approximately 97.9%. The Mortgaged
     Property is part of the 1,050,006 square foot Yuma Palms open air regional shopping center ("Yuma Palms Regional Center"). Yuma Palms Regional Center
     is the largest commercial development in Yuma County's history and is a distinctive, high quality shopping environment in the Southwest quadrant of
     Arizona. Additionally, the Mortgaged Property is shadow-anchored by JC
     Penney, Dillard's, Target, Kohl's and Sam's Club.

     The largest tenant at the Mortgage Property is Harkins Yuma Palms
     ("Harkins"), occupying approximately 63,255 square feet, or approximately
     15.8% of the net rentable area. Established in 1933 as Arizona's first movie house, Harkins currently has over 300 screens. The Harkins lease expires in January 2020. The second largest tenant at the Mortgage Property is the Sports Authority ("Sports Authority"), occupying approximately
     34,947 square feet, or approximately 8.7% of the net rentable area. Sports
     Authority, headquartered in Englewood, CO, is a full-line sporting goods retailer offering a comprehensive assortment of brand name sporting apparel and equipment. As of April 29, 2006, Sports Authority operated 402 stores in 45 states under Sports Authority and Gart Sports names. The Sports
     Authority lease expires in January 2016. The third largest tenant at the
     Mortgage Property is Ross Stores ("Ross Stores"), occupying approximately
     29,983 square feet, or approximately 7.5% of the net rentable area. Ross
     Stores, Inc., a Fortune 500 and Nasdaq 100 (ROST) company headquartered in
     Pleasanton, California, is the nation's second largest off-price company with fiscal 2005 revenues of $4.9 billion. As of January 28, 2006, Ross
     Stores, Inc. operated 714 stores in 26 states and Guam. As of July 23,
     2006, Ross Stores was rated "BBB" (S&P).

o    MEZZANINE DEBT. There is $8,000,000 of existing mezzanine financing provided by Nomura. The mezzanine loan is not an asset of the Trust Fund and is secured by a pledge of the equity interest in the borrower. The mezzanine loan is subject to the terms and an intercreditor agreement.

o    MANAGEMENT. Inland Continental Property Management Corp., an affiliate of the sponsor, is the property manager for the Mortgaged Property securing the Yuma Palms Regional Center Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       82

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       83

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                                PAN AM BUILDING
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                      Nomura
CUT-OFF DATE BALANCE                                                 $60,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.9%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                        James C. Reynolds
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             6.170%
MATURITY DATE                                                    August 11, 2016
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           120 / IO
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
   TAX/INSURANCE                                Yes
   TI/LC                                   $350,000
   RENT RESERVE(1)                         $194,446
   LEASING RESERVE(2)                      $235,035
   ENVIRONMENTAL                           $  1,250

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                                Yes
   REPLACEMENT(3)                          $ 31,601
   TI/LC(4)                               Springing

ADDITIONAL FINANCING(5)                                                     None

CUT-OFF DATE BALANCE                                                 $60,000,000
CUT-OFF DATE BALANCE/SF                                              $       285
CUT-OFF DATE LTV                                                           77.9%
MATURITY DATE LTV                                                          77.9%
UW DSCR ON NCF                                                             1.15x
--------------------------------------------------------------------------------

                      [PICTURE OF PAN AM BUILDING OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                            Honolulu, HI
PROPERTY TYPE                                                      Office -- CBD
SIZE (SF)                                                                210,670
OCCUPANCY AS OF JUNE 1, 2006                                               94.9%
YEAR BUILT / YEAR RENOVATED                                          1969 / 2004
APPRAISED VALUE                                                      $77,000,000
PROPERTY MANAGEMENT                      Shidler Hawaii Investment Partners, LLC
UW ECONOMIC OCCUPANCY                                                      95.6%
UW REVENUES                                                           $7,715,232
UW TOTAL EXPENSES                                                     $3,158,298
UW NET OPERATING INCOME (NOI)                                         $4,556,934
UW NET CASH FLOW (NCF)                                                $4,308,270
--------------------------------------------------------------------------------

(1)  The upfront Rent Reserve of $194,446 is for Royal State Financial covering
     6-month free rent period. Funds in this account will be used for shortfalls in debt service during this period. At the expiration of the free rent period on April 30, 2007, any remaining funds will be released back to the borrower.

(2)  The upfront Leasing Reserve of $235,035 is for tenant improvements and leasing commissions related to the Royal State Financial lease.

(3)  Ongoing annual replacement reserve is capped at $100,000.

(4)  Ongoing annual TI/LC will be waived until the Upfront TI/LC Reserve account falls below $100,000, at which point collections will commence at a rate of
     $100,000 annually up to a cap of $400,000 and will be replenished upon withdrawal.

(5)  Future mezzanine debt is permitted subject to a combined maximum LTV ratio of 85.0%, a combined minimum DSC ratio of 1.10x and the receipt of an intercreditor and standstill agreement.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       84

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                                 PAN AM BUILDING
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                                                       % OF
                                                                                                       TOTAL
                                                                     % OF NET               ANNUAL    ANNUAL
                                        RATINGS(1)     NET RENTABLE  RENTABLE  BASE RENT     BASE      BASE          LEASE
              TENANT                MOODY'S/S&P/FITCH    AREA (SF)     AREA       PSF        RENT      RENT       EXPIRATION
----------------------------------  -----------------  ------------  --------  ---------  ----------  ------  ------------------

MAJOR TENANTS
   Royal State Financial .........       NR/NR/NR          19,991       9.5%     $17.53   $  350,431   10.1%        October 2011
   American Savings Bank .........     Baa2/BBB/NR         14,225       6.8      $ 7.60      108,130    3.1   Multiple Spaces(2)
   DTG Operations ................       NR/NR/NR          10,473       5.0      $16.07      168,280    4.8             May 2010
   Fidelity National Information
                                         NR/NR/NR          10,001       4.7      $14.96      149,565    4.3         October 2007
   State of Hawaii ...............      Aa2/AA-/NR          9,892       4.7      $14.40      142,445    4.1                  MTM
                                                           ------     -----               ----------  -----
   TOTAL MAJOR TENANTS ...........                         64,582      30.7%     $14.23   $  918,851   26.4%
NON-MAJOR TENANTS ................                        135,449      64.3      $18.89    2,558,005   73.6
                                                          -------     -----               ----------  -----
OCCUPIED TOTAL ...................                        200,031      94.9%     $17.38   $3,476,856  100.0%
VACANT SPACE .....................                         10,639       5.1               ==========  =====
                                                          -------     -----
TOTAL ............................                        210,670     100.0%
                                                          =======     =====

(1)  Certain ratings are those of the parent whether or not the parent guarantees the lease.

(2)  Under the terms of multiple leases, approximately 11,716 square feet expire in December 2029 and 2,509 square feet expire on a month-to-month basis.

                            LEASE EXPIRATION SCHEDULE

                                                                                         CUMULATIVE
                            WA BASE                             CUMULATIVE   % OF BASE   % OF BASE
             # OF LEASES    RENT/SF   TOTAL SF    % OF TOTAL      % OF SF       RENT        RENT
    YEAR       EXPIRING    EXPIRING   EXPIRING   SF EXPIRING*    ROLLING*     ROLLING*    ROLLING*
----------   -----------   --------   --------   ------------   ----------   ---------   ----------

   2006          24         $18.58     26,895        12.8%         12.8%       14.4%        14.4%
   2007          19         $17.92     35,187        16.7%         29.5%       18.1%        32.5%
   2008          23         $17.19     29,796        14.1%         43.6%       14.7%        47.2%
   2009          18         $18.24     26,978        12.8%         56.4%       14.2%        61.4%
   2010          18         $18.57     33,819        16.1%         72.5%       18.1%        79.5%
   2011           9         $18.02     35,640        16.9%         89.4%       18.5%        97.9%
   2012           0         $ 0.00          0         0.0%         89.4%        0.0%        97.9%
   2013           0         $ 0.00          0         0.0%         89.4%        0.0%        97.9%
   2014           0         $ 0.00          0         0.0%         89.4%        0.0%        97.9%
   2015           0         $ 0.00          0         0.0%         89.4%        0.0%        97.9%
   2016           0         $ 0.00          0         0.0%         89.4%        0.0%        97.9%
Thereafter        1         $ 6.15     11,716         5.6%         94.9%        2.1%       100.0%
   Vacant         0           NA       10,639         5.1%        100.0%        0.0%       100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       85

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                     EMBASSY SUITES -- SOUTH LAKE TAHOE, CA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                      Nomura
CUT-OFF DATE BALANCE                                                 $59,358,227
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.9%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                 Ken Corporation Ltd. & Roppongi-Tahoe LP
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             6.600%
MATURITY DATE                                                      July 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                        None
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          119 / 359
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
  TAX/INSURANCE                           Yes

ONGOING ANNUAL RESERVES
  TAX/INSURANCE                           Yes
  FF&E(1)                                 Yes

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                 $59,358,227
CUT-OFF DATE BALANCE/ROOM                                            $   148,396
CUT-OFF DATE LTV                                                           74.9%
MATURITY DATE LTV                                                          64.6%
UW DSCR ON NCF                                                             1.39x
--------------------------------------------------------------------------------

           [PICTURE OF EMBASSY SUITES -- SOUTH LAKE TAHOE, CA OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                    South Lake Tahoe, CA
PROPERTY TYPE                                        Hospitality -- Full Service
SIZE (ROOMS)                                                                 400
OCCUPANCY AS OF MARCH 31, 2006(2)                                          70.3%
YEAR BUILT / YEAR RENOVATED                                            1991 / NA
APPRAISED VALUE                                                      $79,300,000
PROPERTY MANAGEMENT                                          Promus Hotels, Inc.
UW ECONOMIC OCCUPANCY                                                      71.0%
UW REVENUES                                                          $22,506,309
UW TOTAL EXPENSES                                                    $15,291,962
UW NET OPERATING INCOME (NOI)                                        $ 7,214,347
UW NET CASH FLOW (NCF)                                               $ 6,314,095
--------------------------------------------------------------------------------

(1)  Greater of (i) 3.0% of gross revenues (which may be increased to 5.0%
     during the last 2 years of the original term of the franchise agreement if during such time any franchise inspection report is not above 90%) or (ii)
     the actual amount as required by the management agreement.

(2)  Trailing 12-month occupancy.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       86

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                     EMBASSY SUITES -- SOUTH LAKE TAHOE, CA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                FACILITY SUMMARY
--------------------------------------------------------------------------------
GUESTROOM MIX                                                       NO. OF ROOMS
-----------------------------------------------------------------   ------------
King ............................................................         273
Double/Double ...................................................         123
Balcony .........................................................           4
                                                                          ---
   TOTAL ........................................................         400
                                                                          ===

MEETING/BALLROOM SPACES                                              SQUARE FEET
-----------------------------------------------------------------   ------------
S.S. Gov. Standford .............................................       1,053
S.S. Gov. Blaisdel ..............................................       1,053
S.S. Gov. Emerald ...............................................       1,053
S.S. Gov. Nevada ................................................       1,053
S.S. Gov. Tallac ................................................       1,900
S.S. Flying Cloud ...............................................         594
S.S. Niagara ....................................................         372
S.S. Meteor .....................................................         415
S.S. Mamie ......................................................         415
S.S. Echo .......................................................         415
                                                                        -----
   TOTAL ........................................................       8,323
                                                                        =====

FOOD AND BEVERAGE                                                      SEATING
-----------------------------------------------------------------   ------------
Echo Restaurant .................................................          45
Lounge ..........................................................          35
                                                                          ---
   TOTAL ........................................................          80
                                                                          ===

OTHER AMENITIES
-----------------------------
   Indoor Pool and Whirlpool
   Sundeck
   Fitness Center
   Gift Shop
   Sports Equipment Store
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               FINANCIAL SCHEDULE
--------------------------------------------------------------------------------
YEAR ..................................................                     2006
LATEST PERIOD .........................................   T 12 through 3/31/2006
OCCUPANCY .............................................                    70.3%
ADR ...................................................                  $173.76
REVPAR ................................................                  $122.18
UW OCCUPANCY ..........................................                    71.0%
UW ADR ................................................                  $173.76
UW REVPAR .............................................                  $123.37
--------------------------------------------------------------------------------

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       87

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                             SIERRA HEALTH SERVICES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $50,750,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.6%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                               Triple Net Properties, LLC
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             5.550%
MATURITY DATE                                                    August 11, 2011
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                             60 / IO
REMAINING TERM / AMORTIZATION                                            60 / IO
LOCKBOX*                                                               Springing

UP-FRONT RESERVES                                             None
ONGOING ANNUAL RESERVES
   TAX/INSURANCE                                         Springing

ADDITIONAL FINANCING                      Secured Subordinate Debt   $17,250,000

CUT-OFF DATE BALANCE                                                 $50,750,000
CUT-OFF DATE BALANCE/SF                                              $       249
CUT-OFF DATE LTV                                                           68.3%
MATURITY DATE LTV                                                          68.3%
UW DSCR ON NCF                                                             1.74x
--------------------------------------------------------------------------------

                   [PICTURE OF SIERRA HEALTH SERVICES OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                           Las Vegas, NV
PROPERTY TYPE                                                 Office -- Suburban
SIZE (SF)                                                                204,123
OCCUPANCY AS OF MAY 4, 2006                                               100.0%
YEAR BUILT / YEAR RENOVATED                                            1998 / NA
APPRAISED VALUE                                                      $74,300,000
PROPERTY MANAGEMENT                           Triple Net Properties Realty, Inc.
UW ECONOMIC OCCUPANCY                                                     100.0%
UW REVENUES                                                          $ 4,984,684
UW TOTAL EXPENSES                                                    $    49,847
UW NET OPERATING INCOME (NOI)                                        $ 4,934,837
UW NET CASH FLOW (NCF)                                               $ 4,900,136
--------------------------------------------------------------------------------

*    A lockbox will be required (i) upon the occurrence of an event of default,
     (ii) if the DSC ratio, as computed by the mortgagee, is less than 1.15x or
     (iii) upon failure of the mortgagor to repay outstanding subordinate debt within 180 days of July 25, 2006.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       88

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                             SIERRA HEALTH SERVICES
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                   % OF
                                                         NET        NET                            % OF TOTAL
                                        RATINGS*       RENTABLE  RENTABLE  BASE RENT  ANNUAL BASE    ANNUAL        LEASE
TENANT                             MOODY'S/S&P/FITCH  AREA (SF)    AREA       PSF         RENT      BASE RENT   EXPIRATION
---------------------------------  -----------------  ---------  --------  ---------  -----------  ----------  ------------

MAJOR TENANTS
   Sierra Health Services .......     NR/BB+/BBB-      204,123    100.0%     $24.42    $4,984,684    100.0%    January 2016
                                                       -------    -----                ----------    -----
   TOTAL ........................                      204,123    100.0%     $24.42    $4,984,684    100.0%
                                                       =======    =====                ==========    =====

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

                        WA BASE                              CUMULATIVE      % OF     CUMULATIVE %
         # OF LEASES    RENT/SF   TOTAL SF   % OF TOTAL SF     % OF SF    BASE RENT   OF BASE RENT
 YEAR      EXPIRING    EXPIRING   EXPIRING     EXPIRING*      ROLLING*     ROLLING*     ROLLING*
------   -----------   --------   --------   -------------   ----------   ---------   -----------

2016          1         $24.42     204,123       100.0%        100.0%       100.0%       100.0%
Vacant        0             NA           0         0.0%        100.0%         0.0%       100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       89

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                            BEVERLY HILLS OFFICE POOL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $47,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.5%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                                       The Casden Company
TYPE OF SECURITY                                                         Various
PARTIAL DEFEASEANCE(1)                                                       Yes
MORTGAGE RATE                                                             7.100%
MATURITY DATE                                                      July 11, 2016
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           119 / IO
LOCKBOX                                                                     None

UP-FRONT RESERVES
   TAX                                           Yes
   TI/LC(2)                               $1,500,000

ONGOING ANNUAL RESERVES
   TAX                                           Yes
   INSURANCE(3)                            Springing

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                 $47,000,000
CUT-OFF DATE BALANCE/SF                                              $       225
CUT-OFF DATE LTV                                                           79.1%
MATURITY DATE LTV                                                          79.1%
UW DSCR ON NCF                                                             1.23x
--------------------------------------------------------------------------------

                 [PICTURE OF BEVERLY HILLS OFFICE POOL OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                 3
LOCATION                                                       Beverly Hills, CA
PROPERTY TYPE                                                 Office -- Suburban
SIZE (SF)                                                                208,872
OCCUPANCY AS OF JUNE 23, 2006                                             100.0%
YEAR BUILT / YEAR RENOVATED                                         Various / NA
APPRAISED VALUE                                                      $59,400,000
PROPERTY MANAGEMENT                                        Casden Properties LLC
UW ECONOMIC OCCUPANCY                                                      95.0%
UW REVENUES                                                          $ 9,756,038
UW TOTAL EXPENSES                                                    $ 5,615,586
UW NET OPERATING INCOME (NOI)                                        $ 4,140,452
UW NET CASH FLOW (NCF)                                               $ 4,109,121
--------------------------------------------------------------------------------

(1)  The Beverly Hills Office Pool Loan allows for the release of individual properties subject to defeasance at a premium of 125.0% of the allocated loan amounts and the remaining properties must also have a combined maximum
     LTV ratio of 75.0% and a combined minimum DSC ratio of 1.20x.

(2)  The up-front TI/LC reserve includes $1,000,000 for the re-tenanting of the
     La Peer space and $500,000 for general use.

(3)  Ongoing annual insurance reserves will be required upon an event of default or upon certain other conditions as specified in the related Mortgage Loan documents.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       90

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                            BEVERLY HILLS OFFICE POOL
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                  % OF NET                             % OF TOTAL
                                    RATINGS        NET RENTABLE   RENTABLE   BASE RENT     ANNUAL     ANNUAL BASE       LEASE
TENANT                         MOODY'S/S&P/FITCH     AREA (SF)      AREA        PSF      BASE RENT       RENT        EXPIRATION
----------------------------   -----------------   ------------   --------   ---------   ----------   -----------   -------------

MAJOR TENANTS
   International Creative
      Management ...........        NR/NR/NR           76,229        36.5%     $45.00    $3,430,305       42.0%      January 2008
   NAPICO ..................        NR/NR/NR           39,888        19.1      $36.00     1,435,968       17.6      December 2010
   Brillstein Grey .........        NR/NR/NR           22,900        11.0      $33.24       761,196        9.3          July 2009
   Hochman Salkin ..........        NR/NR/NR           12,731         6.1      $40.20       511,786        6.3      February 2007
   Hersh Mannis & Bogen ....        NR/NR/NR            9,619         4.6      $40.56       390,147        4.8         April 2009
                                                       ------       -----                ----------      -----
   TOTAL MAJOR TENANTS .....                          161,367        77.3%     $40.46    $6,529,402       80.0%
NON-MAJOR TENANTS ..........                           47,505        22.7      $34.38     1,633,430       20.0
                                                      -------       -----                ----------      -----
OCCUPIED TOTAL .............                          208,872       100.0%     $39.08    $8,162,832      100.0%
VACANT SPACE ...............                                0         0.0                ==========      =====
                                                      -------       -----
TOTAL ......................                          208,872       100.0%
                                                      =======       =====

                            LEASE EXPIRATION SCHEDULE

                                                                                                              CUMULATIVE % OF
             # OF LEASES   WA BASE RENT/SF   TOTAL SF   % OF TOTAL SF   CUMULATIVE % OF SF   % OF BASE RENT      BASE RENT
   YEAR        EXPIRING        EXPIRING      EXPIRING     EXPIRING*          ROLLING*           ROLLING*         ROLLING*
----------   -----------   ---------------   --------   -------------   ------------------   --------------   ---------------

   2006           6             $34.57        12,666          6.1%               6.1%              5.4%              5.4%
   2007           4             $38.03        21,254         10.2%              16.2%              9.9%             15.3%
   2008           2             $44.77        77,588         37.1%              53.4%             42.6%             57.8%
   2009           9             $34.50        45,293         21.7%              75.1%             19.1%             77.0%
   2010           3             $35.78        42,993         20.6%              95.7%             18.8%             95.8%
   2011           1             $35.40         1,699          0.8%              96.5%              0.7%             96.6%
   2012           0             $ 0.00             0          0.0%              96.5%              0.0%             96.6%
   2013           1             $38.16         7,379          3.5%             100.0%              3.4%            100.0%
   2014           0             $ 0.00             0          0.0%             100.0%              0.0%            100.0%
   2015           0             $ 0.00             0          0.0%             100.0%              0.0%            100.0%
   2016           0             $ 0.00             0          0.0%             100.0%              0.0%            100.0%
Thereafter        0             $ 0.00             0          0.0%             100.0%              0.0%            100.0%
  Vacant          0                 NA             0          0.0%             100.0%              0.0%            100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       91

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                         MICHIGAN MULTIFAMILY PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $46,300,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.5%
NUMBER OF MORTGAGE LOANS                                                       4
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                 Lightstone Holdings, LLC
TYPE OF SECURITY                                                             Fee
PARTIAL RELEASE*                                                             Yes
MORTGAGE RATE                                                             6.070%
MATURITY DATE                                                      July 11, 2016
AMORTIZATION TYPE                                                        Balloon
INTEREST ONLY PERIOD                                                          48
ORIGINAL TERM / AMORTIZATION                                           120 / 360
REMAINING TERM / AMORTIZATION                                          119 / 360
LOCKBOX                                                                      Yes

UP-FRONT RESERVES
   TAX/INSURANCE                                 Yes
   ENGINEERING                            $1,791,336
   DEFERRED MAINTENANCE                   $   50,000

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                                 Yes
   REPLACEMENT                            $  270,984

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                 $46,300,000
CUT-OFF DATE BALANCE/UNIT                                            $    53,036
CUT-OFF DATE LTV                                                           72.0%
MATURITY DATE LTV                                                          66.3%
UW DSCR ON NCF                                                             1.24x
--------------------------------------------------------------------------------

               [PICTURE OF MICHIGAN MULTIFAMILY PORTFOLIO OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 4
LOCATION                                                                 Various
PROPERTY TYPE                                        Multifamily -- Conventional
SIZE (UNITS)                                                                 873
OCCUPANCY AS OF JUNE 22, 2006                                              92.8%
YEAR BUILT / YEAR RENOVATED                                    Various / Various
APPRAISED VALUE                                                      $64,300,000
PROPERTY MANAGEMENT                                   Beacon Property Management
                                                       Limited Liability Company
UW ECONOMIC OCCUPANCY                                                      85.0%
UW REVENUES                                                          $ 8,381,042
UW TOTAL EXPENSES                                                    $ 4,020,843
UW NET OPERATING INCOME (NOI)                                        $ 4,360,199
UW NET CASH FLOW (NCF)                                               $ 4,141,949
--------------------------------------------------------------------------------

*    The Oak Park Manor and Springwells Park Mortgage Loans allow for release subject to (i) a premium of 105.0% of the unpaid principal balance in addition to a yield maintenace charge, (ii) a combined maximum LTV ratio of
     80.0% and (iii) a combined minimum DSC ratio of 1.20x. The Stephenson House and Deerfield Woods Mortgage Loans allow for defeasance subject to (i) a minimum premium of 110.0% of the original principal balance, (ii) a combined maximum LTV ratio of 80.0% and (iii) a combined minimum DSC ratio of 1.20x.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       92

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                         MICHIGAN MULTIFAMILY PORTFOLIO
--------------------------------------------------------------------------------

                         MICHIGAN MULTIFAMILY PORTFOLIO

                                                                   CUT-OFF
                                  CUT-OFF                           DATE                        UNDERWRITTEN             APPRAISED
PROPERTY          PROPERTY          DATE     YEAR    YEAR          BALANCE                UW      NET CASH    APPRAISED    VALUE
NAME              LOCATION        BALANCE   BUILT RENOVATED UNITS PER UNIT OCCUPANCY* OCCUPANCY     FLOW        VALUE     PER UNIT
----------- ------------------- ----------- ----- --------- ----- -------- ---------- --------- ------------ ----------- ---------

Oak Park
   Manor    Oak Park, MI        $17,000,000  1950       0    298  $57,047      90.3%     82.6%   $1,552,546  $22,500,000 $75,503
Springwells
   Park     Dearborn, MI         16,750,000  1939    2005    303  $55,281      92.4      83.8%    1,451,056   25,400,000 $83,828
Deerfield
   Woods    Livonia, MI           7,550,000  1977    2005    144  $52,431      96.5      89.3%      683,110    9,800,000 $68,056
Stephenson
   House    Madison Heights, MI   5,000,000  1969    2005    128  $39,063      95.3      88.5%      455,237    6,600,000 $51,563
                                -----------                  ---                                 ----------  -----------
                                $46,300,000                  873  $53,036      92.8%     85.0%   $4,141,949  $64,300,000 $73,654
                                ===========                  ===                                 ==========  ===========

*    Occupancy date as of June 22, 2006 for all Mortgaged Properties.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       93

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                         MICHIGAN MULTIFAMILY PORTFOLIO
--------------------------------------------------------------------------------

                                 OAK PARK MANOR

                               APPROXIMATE
                                UNIT SIZE    APPROXIMATE
UNIT MIX        NO. OF UNITS       (SF)        NRA (SF)    % OF NRA     MARKET RENT
-------------   ------------   -----------   -----------   --------   --------------

1 BR/1 BA             69            683         47,096        17.5%   $         666
2 BR/1BA             206            950        195,700        72.6    $         890
3 BR/1 BA             13          1,060         13,780         5.1    $       1,115
3 BR/1.5 BA            4          1,300          5,200         1.9    $       1,380
3 BR/2 BA              6          1,300          7,800         2.9    $       1,280
                     ---                       -------       -----
TOTAL/AVERAGE        298            905        269,576       100.0%   $862/$0.95/SF
                     ===                       =======       =====

                                SPRINGWELLS PARK

                               APPROXIMATE
                                UNIT SIZE    APPROXIMATE
UNIT MIX        NO. OF UNITS      (SF)         NRA (SF)    % OF NRA     MARKET RENT
-------------   ------------   -----------   -----------   --------   --------------

Studio                 4            466          1,864         0.6%   $          645
1 BR/1BA              86            625         53,744        18.3    $          746
2 BR/1BA             105            900         94,488        32.1    $          955
2 BR/1.5 BA           63          1,250         78,750        26.8    $        1,200
3 BR/1 BA              8          1,236          9,888         3.4    $        1,308
3 BR/2.5 BA           37          1,500         55,500        18.9    $        1,380
                     ---                        ------       -----
TOTAL/AVERAGE        303            971        294,234       100.0%   $1004/$1.03/SF
                     ===                       =======       =====

                                 DEERFIELD WOODS

                               APPROXIMATE
                                UNIT SIZE    APPROXIMATE
UNIT MIX        NO. OF UNITS      (SF)        NRA (SF)     % OF NRA     MARKET RENT
-------------   ------------   -----------   -----------   --------   --------------

1 BR/1BA              72            800         57,600        42.1%   $         733
2 BR/1.5BA            71          1,100         78,100        57.1    $         892
2 BR/2 BA              1          1,100          1,100         0.8    $         999
                     ---                       -------       -----
TOTAL/AVERAGE        144            950        136,800       100.0%   $813/$0.86/SF
                     ===                       =======       =====

                                STEPHENSON HOUSE

                               APPROXIMATE
                                UNIT SIZE    APPROXIMATE
UNIT MIX        NO. OF UNITS      (SF)        NRA (SF)     % OF NRA     MARKET RENT
-------------   ------------   -----------   -----------   --------   --------------

Studio                 1           500             500         0.6%   $         580
1 BR/1BA              84           674          56,600        62.5    $         640
2 BR/1 BA             43           779          33,497        37.0    $         755
                     ---                        ------       -----
TOTAL/AVERAGE        128           708          90,597       100.0%   $678/$0.96/SF
                     ===                        ======       =====

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       94

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27
--------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       95

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                                 MONTECITO PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $45,000,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.5%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                           Refinance
SPONSOR                                        Montecito Market Place Associates
TYPE OF SECURITY                                                            Both
MORTGAGE RATE                                                             6.090%
MATURITY DATE                                                    August 11, 2016
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           120 / IO
LOCKBOX                                                                      Yes

UP-FRONT RESERVES                              None

ONGOING ANNUAL RESERVES
   TAX/INSURANCE/REPLACEMENT*             Springing

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                 $45,000,000
CUT-OFF DATE BALANCE/SF                                              $       343
CUT-OFF DATE LTV                                                           69.2%
MATURITY DATE LTV                                                          69.2%
UW DSCR ON NCF                                                             1.29x
--------------------------------------------------------------------------------

                      [PICTURE OF MONTECITO PLAZA OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                          San Rafael, CA
PROPERTY TYPE                                                 Retail -- Anchored
SIZE (SF)                                                                131,018
OCCUPANCY AS OF JULY 10, 2006                                             100.0%
YEAR BUILT / YEAR RENOVATED                                          1957 / 1988
APPRAISED VALUE                                                      $65,000,000
PROPERTY MANAGEMENT                                      Seagate Properties Inc.
UW ECONOMIC OCCUPANCY                                                      95.0%
UW REVENUES                                                          $ 5,155,795
UW TOTAL EXPENSES                                                    $ 1,460,414
UW NET OPERATING INCOME (NOI)                                        $ 3,695,382
UW NET CASH FLOW (NCF)                                               $ 3,548,862
--------------------------------------------------------------------------------

*    Ongoing annual tax, insurance and replacement reserves will be required upon an event of default or upon certain other conditions as specified in the related Mortgage Loan documents.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       96

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                                 MONTECITO PLAZA
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                  % OF NET                         % OF TOTAL
                                      RATINGS*      NET RENTABLE  RENTABLE  BASE RENT    ANNUAL      ANNUAL         LEASE
TENANT                           MOODY'S/S&P/FITCH    AREA (SF)     AREA       PSF     BASE RENT    BASE RENT    EXPIRATION
-------------------------------  -----------------  ------------  --------  ---------  ----------  ----------  --------------

MAJOR TENANTS
   Rite Aid ...................     Caa1/B+/CCC+        17,300       13.2%    $15.83   $  273,859       8.0%      May 2009
   Petco ......................       NR/BB/NR          15,900       12.1     $27.00      429,300      12.5       July 2016
   Trader Joe's ...............       NR/NR/NR          12,989        9.9     $23.41      304,072       8.9    September 2015
   Marin Co. Health and Human
    Services ..................       NR/NR/NR          10,910        8.3     $29.64      323,372       9.4      March 2007
   Silver Screen Lafranchi ....       NR/NR/NR           6,000        4.6     $24.24      145,440       4.2     December 2006
                                                        ------      -----              ----------     -----
   TOTAL MAJOR TENANTS ........                         63,099       48.2%    $23.39   $1,476,044      43.0%
NON-MAJOR TENANTS .............                         67,919       51.8     $28.75    1,952,790      57.0
                                                        ------      -----              ----------     -----
OCCUPIED TOTAL ................                        131,018      100.0%    $26.17   $3,428,834     100.0%
VACANT SPACE ..................                              0          0              ==========     =====
                                                       -------      -----
TOTAL .........................                        131,018      100.0%
                                                       =======      =====

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

                          WA BASE                                                            CUMULATIVE %
            # OF LEASES   RENT/SF  TOTAL SF  % OF TOTAL SF   CUMULATIVE %   % OF BASE RENT  OF ACTUAL RENT
   YEAR       EXPIRING   EXPIRING  EXPIRING    EXPIRING*    OF SF ROLLING*     ROLLING*        ROLLING*
----------  -----------  --------  --------  -------------  --------------  --------------  --------------

   2006           5      $ 27.13    10,640         8.1%            8.1%          8.4%              8.4%
   2007           5      $ 28.76    14,840        11.3%           19.4%         12.4%             20.9%
   2008          16      $ 29.21    21,271        16.2%           35.7%         18.1%             39.0%
   2009          11      $ 22.58    43,302        33.1%           68.7%         28.5%             67.5%
   2010           5      $ 23.49     8,057         6.1%           74.9%          5.5%             73.0%
   2011           3      $ 48.64     2,949         2.3%           77.1%          4.2%             77.2%
   2012           0      $  0.00         0         0.0%           77.1%          0.0%             77.2%
   2013           0      $  0.00         0         0.0%           77.1%          0.0%             77.2%
   2014           0      $  0.00         0         0.0%           77.1%          0.0%             77.2%
   2015           2      $ 25.06    14,059        10.7%           87.9%         10.3%             87.5%
   2016           1      $ 27.00    15,900        12.1%          100.0%         12.5%            100.0%
Thereafter        0      $  0.00         0         0.0%          100.0%          0.0%            100.0%
  Vacant          0         NA           0         0.0%          100.0%          0.0%            100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       97

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                        AIM INVESTMENTS CORPORATE CAMPUS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $43,700,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.4%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                      Caplease Credit LLC
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             6.030%
MATURITY DATE                                                      July 11, 2016
AMORTIZATION TYPE                                              Interest-Only ARD
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           119 / IO
LOCKBOX                                                                      Yes

UP-FRONT RESERVES                              None

ONGOING ANNUAL RESERVES
  TAX/INSURANCE(1)                        Springing
  TI/LC(2)                                   Future
  GUARANTY SECURITY RESERVE(3)            Springing

ADDITIONAL FINANCING(4)                      B-Note                  $ 3,465,000
                                             C-Note                  $12,016,936

                                                                        WHOLE
                                                                      MORTGAGE
                                                      TRUST ASSET       LOAN
                                                      -----------   ------------
CUT-OFF DATE BALANCE                                  $43,700,000    $59,181,936
CUT-OFF DATE BALANCE/SF                               $       166    $       224
CUT-OFF DATE LTV                                            62.8%          85.0%
MATURITY DATE LTV                                           62.8%          63.6%
UW DSCR ON NCF                                              1.63x          0.87x
--------------------------------------------------------------------------------

              [PICTURE OF AIM INVESTMENTS CORPORATE CAMPUS OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                              Denver, CO
PROPERTY TYPE                                                 Office -- Suburban
SIZE (SF)                                                                263,770
OCCUPANCY AS OF JUNE 5, 2006                                              100.0%
YEAR BUILT / YEAR RENOVATED                                            2001 / NA
APPRAISED VALUE                                                      $69,600,000
PROPERTY MANAGEMENT                                                 Self-Managed
UW ECONOMIC OCCUPANCY                                                      95.0%
UW REVENUES                                                          $ 6,950,265
UW TOTAL EXPENSES                                                    $ 2,304,042
UW NET OPERATING INCOME (NOI)                                        $ 4,646,223
UW NET CASH FLOW (NCF)                                               $ 4,305,432
--------------------------------------------------------------------------------

(1)  Ongoing annual tax and insurance reserves will be required upon an event of default or upon certain other conditions as specified in the related
     Mortgage Loan documents.

(2)  Commencing in August 2015, payments to the ongoing annual TI/LC reserve will be $1,600,000 and is subject to a cap of $1,600,000.

(3)  Ongoing annual guaranty security reserves will be required upon Amvescap
     PLC's obligation to deliver lease shortfall amounts and certain other amounts as described in the related Corporate Guaranty of Tenant's
     Obligation Under Lease, dated June 28, 2000, and executed by Amvescap PLC.

(4)  Future mezzanine debt is permitted if the aggregate mezzanine loan balance does not exceed the aggregate balance of the B-Note and the C-Note.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       98

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                        AIM INVESTMENTS CORPORATE CAMPUS
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                                                    % OF TOTAL
                                 RATINGS*      NET RENTABLE     % OF NET    BASE RENT     ANNUAL   ANNUAL BASE     LEASE
          TENANT            MOODY'S/S&P/FITCH    AREA (SF)   RENTABLE AREA     PSF      BASE RENT      RENT      EXPIRATION
--------------------------  -----------------  ------------  -------------  ---------  ----------  -----------  ------------

Invesco Funds Group, Inc.   A3/BBB+/BBB+          263,770        100.0%       $19.00   $5,011,630     100.0%    October 2016
                                                  -------        -----                 ----------     -----
TOTAL ....................                        263,770        100.0%       $19.00   $5,011,630     100.0%
                                                  =======        =====                 ==========     =====

*    Certain ratings are those of the parent whether or not the parent guarantees the lease.

                            LEASE EXPIRATION SCHEDULE

                                                                                               CUMULATIVE %
        # OF LEASES  WA BASE RENT/SF  TOTAL SF  % OF TOTAL SF  CUMULATIVE % OF  % OF BASE      OF BASE RENT
 YEAR     EXPIRING       EXPIRING     EXPIRING    EXPIRING*      SF ROLLING*    RENT ROLLING*    ROLLING*
------  -----------  ---------------  --------  -------------  ---------------  -------------  ------------

 2016        1            $ 19.00      263,770      100.0%          100.0%          100.0%         100.0%
Vacant       0                 NA            0        0.0%          100.0%            0.0%         100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       99

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                             SHOREPARK AT RIVERLAKE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $38,800,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.3%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSORS                                              Kennedy - Wilson, Inc. and
                                                Wachovia Development Corporation
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             6.300%
MATURITY DATE                                                      June 11, 2011
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                             60 / IO
REMAINING TERM / AMORTIZATION                                            58 / IO
LOCKBOX                                                                     None

UP-FRONT RESERVES
   TAX/INSURANCE                                 Yes
   RENOVATION*                            $2,683,214

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                                 Yes
   REPLACEMENT                               $83,316

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                 $38,800,000
CUT-OFF DATE BALANCE/UNIT                                                $98,728
CUT-OFF DATE LTV                                                           76.1%
MATURITY DATE LTV                                                          76.1%
UW DSCR ON NCF                                                             1.24x
--------------------------------------------------------------------------------

                   [PICTURE OF SHOREPARK AT RIVERLAKE OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                          Sacramento, CA
PROPERTY TYPE                                        Multifamily -- Conventional
SIZE (UNITS)                                                                 393
OCCUPANCY AS OF JUNE 1, 2006                                               91.4%
YEAR BUILT / YEAR RENOVATED                                            1989 / NA
APPRAISED VALUE                                                      $51,000,000
PROPERTY MANAGEMENT                                         FPI Management, Inc.
UW ECONOMIC OCCUPANCY                                                      90.3%
UW REVENUES                                                           $4,906,188
UW TOTAL EXPENSES                                                     $1,794,265
UW NET OPERATING INCOME (NOI)                                         $3,111,923
UW NET CASH FLOW (NCF)                                                $3,028,607
--------------------------------------------------------------------------------

*     Funds escrowed at the closing of the Mortgage Loan for the planned renovation to the Mortgaged Property. Funds will be released as renovation costs are incurred.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       100

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                             SHOREPARK AT RIVERLAKE
--------------------------------------------------------------------------------

                                    UNIT MIX

                                         APPROXIMATE
                                          UNIT SIZE    APPROXIMATE
UNIT MIX                  NO. OF UNITS       (SF)        NRA (SF)    % OF NRA     MARKET RENT
-----------------------   ------------   -----------   -----------   --------   --------------

1 BR/1BA ..............        120             700        84,000       23.7%    $          980
2 BR/1BA ..............        112             940       105,280       29.7     $        1,075
2 BR/2 BA .............        113             995       112,435       31.7     $        1,140
3 BR/2 BA .............         48           1,100        52,800       14.9     $        1,385
                               ---                       -------      -----
TOTAL/AVERAGE .........        393             902       354,515      100.0%    $1102/$1.22/SF
                               ===                       =======      =====

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       101

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                               NATIONAL BANK PLAZA
--------------------------------------------------------------------------------

                                LOAN INFORMATION

MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $35,600,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.2%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                         Stephen G. Hearn
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             6.180%
MATURITY DATE                                                      July 11, 2016
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                         120
ORIGINAL TERM / AMORTIZATION                                            120 / IO
REMAINING TERM / AMORTIZATION                                           119 / IO
LOCKBOX                                                                     None

UP-FRONT RESERVES
   TAX/INSURANCE                                 Yes
   NOI RESERVE LOC(1)                     $6,055,000
   TI/LC LOC(2)                             $500,000

ONGOING ANNUAL RESERVES
   TAX / INSURANCE                               Yes
   REPLACEMENT                               $34,602

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                 $35,600,000
CUT-OFF DATE BALANCE/SF                                                     $134
CUT-OFF DATE LTV                                                           74.2%
MATURITY DATE LTV                                                          74.2%
UW DSCR ON NCF                                                             1.30x
--------------------------------------------------------------------------------

                    [PICTURE OF NATIONAL BANK PLAZA OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                             Phoenix, AZ
PROPERTY TYPE                                                 Office -- Suburban
SIZE (SF)                                                                266,166
OCCUPANCY AS OF MAY 26, 2006                                               86.7%
YEAR BUILT / YEAR RENOVATED                                          1980 / 1991
APPRAISED VALUE                                                      $48,000,000
PROPERTY MANAGEMENT                                            The Hearn Company
UW ECONOMIC OCCUPANCY                                                      92.0%
UW REVENUES                                                           $5,345,620
UW TOTAL EXPENSES                                                     $2,297,802
UW NET OPERATING INCOME (NOI)                                         $3,047,818
UW NET CASH FLOW (NCF)                                                $2,859,962
--------------------------------------------------------------------------------

(1)  A letter of credit in the amount of $6,055,000 was provided at the closing of the Mortgage Loan to be held until the Mortgaged Property produces a sustainable DSC ratio of 1.30x based upon in-place net operating income.

(2)  The upfront TI/LC letter of credit was provided at the closing of the
     Mortgage Loan for general TI/LCs during the term of the Mortgage Loan.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       102

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                               NATIONAL BANK PLAZA
--------------------------------------------------------------------------------

                                 TENANT SUMMARY

                                                                             % OF NET
                                               RATINGS        NET RENTABLE   RENTABLE
                 TENANT                   MOODY'S/S&P/FITCH     AREA (SF)      AREA
---------------------------------------   -----------------   -----------    --------

MAJOR TENANTS
   CBIZ Accounting ....................        NR/NR/NR           31,345       11.8%
   Hammerman and Hultgren, PC .........        NR/NR/NR           15,864        6.0
   Arvizu Advertising and Promotions ..        NR/NR/NR           13,132        4.9
   Frazer, Ryan, Goldberg, Arnold &
      Gittler .........................        NR/NR/NR           12,124        4.6
   Ryan, Rapp and Underwood ...........        NR/NR/NR           10,982        4.1
                                                                 -------      -----
   TOTAL MAJOR TENANTS ................                           83,447       31.4%
NON-MAJOR TENANTS .....................                          147,417       55.4
                                                                 -------      -----
OCCUPIED TOTAL ........................                          230,864       86.7%
VACANT SPACE ..........................                           35,302       13.3
                                                                 -------      -----
TOTAL .................................                          266,166      100.0%
                                                                 =======      =====

                                                                     % OF TOTAL
                                          BASE RENT   ANNUAL BASE   ANNUAL BASE     LEASE
                 TENANT                      PSF          RENT          RENT      EXPIRATION
---------------------------------------   ---------   -----------   -----------   ----------

MAJOR TENANTS
   CBIZ Accounting ....................     $19.25     $  603,391       13.9%     April 2018
   Hammerman and Hultgren, PC .........     $18.50        293,484        6.8      April 2012
   Arvizu Advertising and Promotions ..     $18.27        239,922        5.5        May 2012
   Frazer, Ryan, Goldberg, Arnold &
      Gittler .........................     $18.50        224,294        5.2        May 2007
   Ryan, Rapp and Underwood ...........     $19.25        211,404        4.9       July 2009
                                                       ----------      -----
  TOTAL MAJOR TENANTS .................     $18.84     $1,572,494       36.2%
NON-MAJOR TENANTS .....................     $18.79      2,769,682       63.8
                                                       ----------      -----
OCCUPIED TOTAL ........................     $18.81     $4,342,176      100.0%
                                                       ==========      =====
VACANT SPACE ..........................
TOTAL .................................

                            LEASE EXPIRATION SCHEDULE

                                                                                                        CUMULATIVE %
            # OF LEASES  WA BASE RENT/SF  TOTAL SF  % OF TOTAL SF  CUMULATIVE % OF SF  % OF BASE RENT     OF BASE
   YEAR       EXPIRING       EXPIRING     EXPIRING    EXPIRING*         ROLLING*           ROLLING     RENT ROLLING*
----------  -----------  ---------------  --------  -------------  ------------------  --------------  -------------

   2006           4           $18.36       16,325        6.1%              6.1%              6.9%            6.9%
   2007           8           $19.20       35,693       13.4%             19.5%             15.8%           22.7%
   2008          10           $18.30       40,148       15.1%             34.6%             16.9%           39.6%
   2009           5           $19.23       20,636        7.8%             42.4%              9.1%           48.7%
   2010           3           $18.10        9,283        3.5%             45.9%              3.9%           52.6%
   2011           2           $18.21       13,040        4.9%             50.8%              5.5%           58.1%
   2012           8           $18.69       56,477       21.2%             72.0%             24.3%           82.4%
   2013           2           $20.35        7,917        3.0%             75.0%              3.7%           86.1%
   2014           0           $ 0.00            0        0.0%             75.0%              0.0%           86.1%
   2015           0           $ 0.00            0        0.0%             75.0%              0.0%           86.1%
   2016           0           $ 0.00            0        0.0%             75.0%              0.0%           86.1%
Thereafter        4           $19.25       31,345       11.8%             86.7%             13.9%          100.0%
  Vacant          0               NA       35,302       13.3%            100.0%              0.0%          100.0%

*    Calculated based on approximate square footage occupied by each tenant.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       103

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                          VISTA POINTE APARTMENT HOMES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------

MORTGAGE LOAN SELLER                                                    Wachovia
CUT-OFF DATE BALANCE                                                 $35,400,000
PERCENTAGE OF CUT-OFF DATE POOL BALANCE                                     1.1%
NUMBER OF MORTGAGE LOANS                                                       1
LOAN PURPOSE                                                         Acquisition
SPONSOR                                                      Kennedy-Wilson Inc.
TYPE OF SECURITY                                                             Fee
MORTGAGE RATE                                                             6.240%
MATURITY DATE                                                      July 11, 2011
AMORTIZATION TYPE                                                  Interest-Only
INTEREST ONLY PERIOD                                                          60
ORIGINAL TERM / AMORTIZATION                                             60 / IO
REMAINING TERM / AMORTIZATION                                            59 / IO
LOCKBOX                                                                     None

UP-FRONT RESERVES
   TAX/INSURANCE                                 Yes
   RENOVATION(1)                          $3,150,480

ONGOING ANNUAL RESERVES
   TAX/INSURANCE                                 Yes
   REPLACEMENT(2)                             Future

ADDITIONAL FINANCING                                                        None

CUT-OFF DATE BALANCE                                                 $35,400,000
CUT-OFF DATE BALANCE/UNIT                                               $123,776
CUT-OFF DATE LTV                                                           66.4%
MATURITY DATE LTV                                                          66.4%
UW DSCR ON NCF                                                             1.27x
--------------------------------------------------------------------------------

                [PICTURE OF VISTA POINTE APARTMENT HOMES OMITTED]

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------

NUMBER OF MORTGAGED PROPERTIES                                                 1
LOCATION                                                             Anaheim, CA
PROPERTY TYPE                                        Multifamily -- Conventional
SIZE (UNITS)                                                                 286
OCCUPANCY AS OF JULY 24, 2006                                              91.3%
YEAR BUILT / YEAR RENOVATED                                          1969 / 2006
APPRAISED VALUE                                                      $53,300,000
                                                      KW Multi-Family Management
PROPERTY MANAGEMENT                                                  Group, Ltd.
UW ECONOMIC OCCUPANCY                                                      94.6%
UW REVENUES                                                           $4,251,889
UW TOTAL EXPENSES                                                     $1,365,684
UW NET OPERATING INCOME (NOI)                                         $2,886,205
UW NET CASH FLOW (NCF)                                                $2,814,705
--------------------------------------------------------------------------------

(1)  Funds escrowed at the closing of the Mortgage Loan for the planned renovation to the Mortgaged Property. Funds will be released as renovation costs are incurred.

(2)  The ongoing annual replacement reserve will be $44,902, commencing in
     August 2009.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and
Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File
No. 333-131262) for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any
Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free
1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision
(including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any "indications of interest"
expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any
Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information. The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United
States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       104

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27

--------------------------------------------------------------------------------
                          VISTA POINTE APARTMENT HOMES
--------------------------------------------------------------------------------

                                    UNIT MIX

                                         APPROXIMATE
                                          UNIT SIZE    APPROXIMATE
        UNIT MIX          NO. OF UNITS       (SF)        NRA (SF)    % OF NRA     MARKET RENT
-----------------------   ------------   -----------   -----------   --------   ---------------

1 BR/1 BA .............        174            712        123,888       51.3%    $         1,185
2 BR/2 BA .............        112          1,050        117,600       48.7     $         1,597
                               ---                       -------      -----
TOTAL/AVERAGE .........        286            844        241,488      100.0%    $1,346/$1.59/SF
                               ===                       =======      =====

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       105

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

o    GENERAL. For a detailed presentation of certain characteristics of the
     Mortgage Loans and Mortgaged Properties, on an individual basis and in tabular format, see Annex A-1 to the Prospectus Supplement. See Annex A-2
     to the Prospectus Supplement for certain information regarding multifamily
     Mortgaged Properties. See Annex A-3 to the Prospectus Supplement for
     certain information with respect to capital improvement, replacement and tenant improvement reserve accounts. See Annex A-4 to the Prospectus
     Supplement for certain information relating to the commercial tenants at the Mortgaged Properties. See Annex A-5 to the Prospectus Supplement for
     certain information relating to cross-collateralized and cross-defaulted
     Mortgage Loans.

                        SIGNIFICANT SPONSOR CONCENTRATION

                                       # OF LOANS/
                                        MORTGAGED                         AGGREGATE CUT-OFF
SPONSOR                                 PROPERTIES      LOAN NUMBERS         DATE BALANCE
------------------------------------   -----------   ------------------   -----------------

Lightstone Holdings, LLC ...........       5 / 7     2, 50, 51, 92, 111      $196,300,000
Beacon Capital Strategic Partners
   IV, L.P. ........................       1 / 1            1                $163,600,000
Robert L. Johnson ..................      2 / 44          5, 97              $152,907,500
Parkway Properties, Inc. ...........       1 / 1            3                $148,500,000
Bluelinx Holdings Inc. .............      1 / 58            4                $147,500,000
Jacob Chetrit, Edward Minskoff,
   Joseph Moinian ..................       1 / 1            6                $137,314,250

                                       % OF CUT-OFF       WEIGHTED        WEIGHTED       WEIGHTED
                                         DATE POOL    AVERAGE CUT-OFF    AVERAGE UW      AVERAGE
SPONSOR                                   BALANCE         DATE LTV      DSCR ON NCF   MORTGAGE RATE
------------------------------------   ------------   ---------------   -----------   -------------

Lightstone Holdings, LLC ...........       6.4%            76.1%           1.21x          5.860%
Beacon Capital Strategic Partners
   IV, L.P. ........................       5.3%            62.9%           1.82x          5.914%
Robert L. Johnson ..................       5.0%            69.0%           1.37x          6.294%
Parkway Properties, Inc. ...........       4.8%            72.6%           1.20x          6.290%
Bluelinx Holdings Inc. .............       4.8%            79.2%           1.24x          6.350%
Jacob Chetrit, Edward Minskoff,
   Joseph Moinian ..................       4.5%            68.7%           1.17x          5.706%

o    CROSS-COLLATERALIZED AND CROSS-DEFAULTED MORTGAGE LOANS. Five groups of
     Mortgage Loans, representing approximately 3.1% of the Cut-Off Date Pool
     Balance, are cross-collateralized and/or cross-defaulted with one or more
     Mortgage Loans in the Mortgage Pool as indicated in Annex A-5 to the
     Prospectus Supplement. As of the Closing Date, no Mortgage Loan (other than the Co-Lender Loans described on the next page) will be
     cross-collateralized or cross-defaulted with any loan that is not included in the Mortgage Pool. The Master Servicer or the Special Servicer, as the
     case may be, will determine whether to enforce the cross-default and/or cross-collateralization rights upon a Mortgage Loan default with respect to any of these Mortgage Loans. The Certificateholders will not have any right to participate in or control any such determination. No other Mortgage
     Loans are subject to cross-collateralization or cross-default provisions.

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       106

WACHOVIA BANK COMMERCIAL MORTGAGE TRUST
COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES SERIES 2006-C27
--------------------------------------------------------------------------------

ADDITIONAL MORTGAGE LOAN INFORMATION
--------------------------------------------------------------------------------

o    SUBORDINATE FINANCING.

                         EXISTING SUBORDINATE FINANCING

                                                                                                              % OF CUT-OFF DATE
EXISTING SUBORDINATE FINANCING                                 # OF LOANS             LOAN NUMBERS               POOL BALANCE
------------------------------------------------------------   ----------   -------------------------------   -----------------

Secured by Mortgaged Property ..............................        8        13, 44, 47, 53, 66, 75, 77, 79          4.8%
Mezzanine Debt Secured by Ownership interests in Borrower ..        9       3, 6, 9, 10, 23, 28, 46, 54, 71         16.5%
Unsecured Debt .............................................        1                      57                        0.5%

                          FUTURE SUBORDINATE FINANCING

                                                                                                                % OF CUT-OFF DATE
FUTURE SUBORDINATE FINANCING                             # OF LOANS                 LOAN NUMBERS                   POOL BALANCE
------------------------------------------------------   ----------   ---------------------------------------   -----------------

Secured by Mortgaged Property or Borrower interests ..        1                         160                           0.04%
Secured by Borrower interests and Unsecured Debt .....        2                        8, 36                           3.1%
                                                                      1, 3, 5, 9, 11, 16, 21, 23, 28, 39, 45,
                                                                        46, 49, 52, 54, 56, 68, 70, 90, 97,
                                                                         98, 107, 131, 136, 145, 150, 154,
Secured by Borrower interests ........................       33             155, 156, 157, 159, 161, 162              29.2%

See "RISK FACTORS--Additional Debt on Some Mortgage Loans Creates Additional
Risks" in the Prospectus Supplement.

                           SUBORDINATE COMPANION LOANS

                                                                               CUT-OFF DATE
                                                 CUT-OFF DATE   % OF CUT-OFF    SUBORDINATE
                                                   PRINCIPAL      DATE POOL      COMPANION
          MORTGAGE LOAN            LOAN NUMBER      BALANCE        BALANCE     LOAN BALANCE   PRIMARY SERVICER
--------------------------------   -----------   ------------   ------------   ------------   ----------------

One Financial Place ............        1        $163,600,000       5.3%        $25,000,000     Wachovia Bank
Prime Outlets Pool II ..........        2        $150,000,000       4.9%        $17,000,000     Wachovia Bank
500-512 Seventh Avenue .........        6        $137,314,250       4.5%        $24,975,048     Wachovia Bank
AIM Investments Corporate
  Campus .......................       16        $ 43,700,000       1.4%        $15,481,936     Wachovia Bank
Lakeridge Apartments ...........       69        $ 11,940,786       0.4%        $   800,000     Wachovia Bank

                                 PARI PASSU LOAN

                                                    CUT-OFF DATE     % OF CUT-OFF DATE   % OF PARI PASSU     CONTROLLING
          MORTGAGE LOAN            LOAN NUMBER   PRINCIPAL BALANCE      POOL BALANCE           DEBT          TRANSACTION
--------------------------------   -----------   -----------------   -----------------   ---------------   --------------

Prime Outlets Pool II ..........        2           $150,000,000            4.9%               50%         WBCMT 2006-C26
BlueLinx Holdings Pool .........        4           $147,500,000            4.8%               50%         WBCMT 2006-C27
RLJ Hotel Pool .................        5           $146,092,500            4.7%               29%         WBCMT 2006-C27
500-512 Seventh Avenue .........        6           $137,314,250            4.5%               50%         WBCMT 2006-C27

This material is for your private information, and none of Wachovia Capital
Markets, LLC, Nomura Securities International, Inc., Citigroup Global Markets
Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and LaSalle
Financial Services, Inc. (collectively, the "Underwriters") is soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The depositor has filed a registration statement (including a prospectus) with the Securities and Exchange
Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC (SEC File No. 333-131262)
for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any Underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-745-2063 (8am-5pm EST). The certificates referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a
"when, as and if issued" basis. You understand that, when you are considering the purchase of these offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of certificates to be made to you; any
"indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. As a result of the foregoing, you may commit to purchase offered certificates that have characteristics that may change, and you are advised that all or a portion of the offered certificates may not be issued that have the characteristics described in these materials. Our obligation to sell offered certificates to you is conditioned on the offered certificates that are actually issued having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the depositor nor any Underwriter will have any obligation to you to deliver any portion of the certificates which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery. You have requested that the Underwriters provide to you information in connection with your consideration of the purchase of certain certificates described in this information. This information is being provided to you for informative purposes only in response to your specific request. The Underwriters described in this information may from time to time perform investment banking services for, or solicit investment banking business from, any company named in this information.
The Underwriters and/or their employees may from time to time have a long or short position in any contract or certificate discussed in this information. The information contained herein supersedes any previous such information delivered to you and may be superseded by information delivered to you prior to the time of sale. Notwithstanding anything herein to the contrary, you (and each of your employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the United States federal, state and local income "tax treatment" and "tax structure" (in each case, within the meaning of
Treasury Regulation Section 1.6011-4) and all materials of any kind (including opinions or other tax analyses) of the transaction contemplated hereby that are provided to you (or your representatives) relating to such tax treatment and tax structure, other than the name of the issuer or information that would permit identification of the issuer, and except that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the United States federal, state and local income tax treatment or tax structure of the transaction.

WACHOVIA SECURITIES                                                       NOMURA

CITIGROUP  CREDIT SUISSE  GOLDMAN, SACHS & CO.  LASALLE FINANCIAL SERVICES, INC.

                                       107